UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number:	811-09999

Exact name of registrant as specified in charter:	Prudential Investment Portfolios 2

(This Form N-CSR relates solely to the Registrant’s PGIM Jennison Small-Cap Core Equity Fund, PGIM Core Conservative Bond Fund, PGIM TIPS Fund, PGIM QMA Commodity Strategies Fund, PGIM QMA Mid-Cap Core Equity Fund and PGIM QMA US Broad Market Index Fund.)

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	7/31/2021

Date of reporting period:	7/31/2021

Item 1 – Reports to Stockholders

PGIM Jennison Small-Cap Core Equity Fund	PGIM QMA Commodity Strategies Fund
PGIM Core Conservative Bond Fund	PGIM QMA Mid-Cap Core Equity Fund
PGIM TIPS Fund	PGIM QMA US Broad Market Index Fund

ANNUAL REPORT

JULY 31, 2021

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Funds’ portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC a Prudential Financial company and member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. Jennison Associates LLC is a registered investment adviser. QMA is the primary business name of QMA LLC, a wholly owned subsidiary of PGIM, Inc. (PGIM), a Prudential Financial company. © 2021 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Day One Underlying Funds informative and useful. The report covers performance for the 12-month period that ended July 31, 2021.

The COVID-19 pandemic had a significant impact on the global economy and markets early in 2020, but a dramatic recovery was underway as the summer began. The Federal Reserve slashed interest rates to encourage borrowing. Congress passed stimulus bills worth several trillion dollars to help consumers and businesses. And several effective COVID-19 vaccines received regulatory approval later in the year.

At the start of the period, stocks had recovered most of the steep losses they had suffered at the onset of the pandemic. Equities rallied as states reopened their economies but became more volatile in the fall as investors worried that a surge in COVID-19 infections would stall the recovery. However, rising corporate profits and economic growth, the resolution of the US presidential election, and the global rollout of approved vaccines lifted equity markets to record levels, helping stocks around the globe post gains for the full period.

Much of the bond market performed well during the period as investors sought safety in fixed income. While investment-grade bonds in the US declined slightly as the economy recovered, global bonds and emerging market debt rose. A significant rally in interest rates pushed the 10-year US Treasury yield down to a record low at the beginning of the period, but longer-term interest rates moved higher later on as investors began to focus on stronger economic growth and the prospects of higher inflation. The Fed also took several aggressive actions to keep the bond markets running smoothly, restarting many of the relief programs that proved to be successful in helping end the global financial crisis in 2008-09.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Day One Underlying Funds

September 15, 2021

PGIM Day One Underlying Funds	3

PGIM Jennison Small-Cap Core Equity Fund

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

	Average Annual Total Returns as of 7/31/21

	One Year (%)	Since Inception (%)
Fund	62.10	18.22 (11/15/2016)
Russell 2000 Index
	51.97	13.28

The returns in the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception return for the Index is measured from the closest month-end to the Fund’s inception date.

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund’s Class R6 shares with a similar investment in the Russell 2000 Index (the Index) by portraying the initial account values at the commencement of operations of Class R6 shares and the account values at the end of the current fiscal year (July 31, 2021), as measured on a quarterly basis. The R6 share class assumes an initial investment on November 15, 2016, while the Index assumes that the initial investment occurred on November 30, 2016. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring

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fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Benchmark Definitions

Russell 2000 Index—The Russell 2000® Index is an unmanaged index of the 2,000 smallest US companies included in the Russell 3000® Index. It gives an indication of how the stock prices of smaller companies have performed.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

Presentation of Fund Holdings as of 7/31/2021

PGIM Jennison Small-Cap Core Equity Fund Ten Largest Holdings	Line of Business	% of Net Assets

WillScot Mobile Mini Holdings Corp.	Construction & Engineering	1.7%

PDC Energy, Inc.	Oil, Gas & Consumable Fuels	1.6%

Saia, Inc.	Road & Rail	1.6%

Brunswick Corp.	Leisure Products	1.5%

Rexnord Corp.	Machinery	1.5%

Brightsphere Investment Group, Inc.	Capital Markets	1.5%

Avient Corp.	Chemicals	1.5%

NextEra Energy Partners LP	Independent Power & Renewable Electricity Producers	1.4%

Varonis Systems, Inc.	Software	1.4%

Performance Food Group Co.	Food & Staples Retailing	1.4%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

PGIM Day One Underlying Funds	5

PGIM Core Conservative Bond Fund

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

	Average Annual Total Returns as of 7/31/21

	One Year (%)	Since Inception (%)
Fund	-1.07	3.42 (11/15/2016)
Bloomberg US Aggregate Bond Index
	-0.70	4.09

The returns in the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception return for the Index is measured from the closest month-end to the Fund’s inception date.

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund’s Class R6 shares with a similar investment in the Bloomberg US Aggregate Bond Index (the Index) by portraying the initial account values at the commencement of operations of Class R6 shares and the account values at the end of the current fiscal year (July 31, 2021), as measured on a quarterly basis.The R6 share class assumes an initial investment on November 15, 2016, while the Index assumes that the initial investment occurred on November 30, 2016. For purposes of the graph, and unless otherwise indicated, it has been assumed

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that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Benchmark Definitions

Bloomberg US Aggregate Bond Index—The Bloomberg US Aggregate Bond Index is unmanaged and represents securities that are taxable and dollar denominated. It covers the US investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

Credit Quality expressed as a percentage of total investments as of 7/31/21 (%)

AAA	70.0

AA	5.5

A	9.6

BBB	14.1

Cash/Cash Equivalents	0.8

Total	100

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change.

PGIM Day One Underlying Funds	7

PGIM TIPS Fund

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

	Average Annual Total Returns as of 7/31/21

	One Year (%)	Since Inception (%)
Fund	6.49	4.82 (11/15/2016)
Bloomberg US Treasury Inflation-Protected (TIPS) Index
	6.90	5.38

The returns in the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception return for the Index is measured from the closest month-end to the Fund’s inception date.

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund’s Class R6 shares with a similar investment in the Bloomberg US Treasury Inflation-Protected (TIPS) Index (the Index) by portraying the initial account values at the commencement of operations of Class R6 shares and the account values at the end of the current fiscal year (July 31, 2021), as measured on a quarterly basis.The R6 share class assumes an initial investment on November 15, 2016, while the Index assumes that the initial investment occurred on November 30, 2016. For purposes of the graph, and unless otherwise indicated, it has

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been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Benchmark Definitions

Bloomberg US Treasury Inflation-Protected (TIPS) Index—The Bloomberg US Treasury Inflation-Protected (TIPS) Index is an unmanaged index that consists of inflation-protected securities issued by the US Treasury.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

Credit Quality expressed as a percentage of total investments as of 7/31/21 (%)

AAA	99.9

Cash/Cash Equivalents	0.1

Total	100

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change.

PGIM Day One Underlying Funds	9

PGIM QMA Commodity Strategies Fund

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

	Average Annual Total Returns as of 7/31/21

	One Year (%)	Since Inception (%)
Fund	44.12	5.18 (11/15/2016)
Bloomberg Commodity Index
	40.28	3.66

The returns in the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception return for the Index is measured from the closest month-end to the Fund’s inception date.

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund’s Class R6 shares with a similar investment in the Bloomberg Commodity Index (the Index) by portraying the initial account values at the commencement of operations of Class R6 shares and the account values at the end of the current fiscal year (July 31, 2021), as measured on a quarterly basis.The R6 share class assumes an initial investment on November 15, 2016, while the Index assumes that the initial investment occurred on November 30, 2016. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all

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recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Benchmark Definitions

Bloomberg Commodity Index—The Bloomberg Commodity Index is a diversified benchmark for the commodity futures market. It is composed of futures contracts on 23 physical commodities traded on US exchanges, with the exception of aluminum, nickel, and zinc, which trade on the London Metal Exchange (LME).

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

Presentation of Fund Holdings as of 7/31/2021

PGIM QMA Commodity Strategies Fund

Ten Largest Commodities Future Exposure Holdings	% of Net Assets

Gold 100 OZ	12.4%

WTI Crude	12.1%

Natural Gas	9.8%

Brent Crude	8.0%

Copper	6.9%

Soybean	6.4%

Corn	6.4%

Soybean Oil	5.9%

LME Nickel	3.4%

Live Cattle	3.1%

PGIM Day One Underlying Funds	11

PGIM QMA Mid-Cap Core Equity Fund

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

	Average Annual Total Returns as of 7/31/21

	One Year (%)	Since Inception (%)
Fund	47.88	10.48 (11/17/2016)
S&P MidCap 400 Index
	46.99	13.26

The returns in the table do not reflect the deduction of taxes that a shareholder `would pay on Fund distributions or following the redemption of Fund shares. Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception return for the Index is measured from the closest month-end to the Fund’s inception date.

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund’s Class R6 shares with a similar investment in the S&P MidCap 400 Index (the Index) by portraying the initial account values at the commencement of operations of Class R6 shares and the account values at the end of the current fiscal year (July 31, 2021), as measured on a quarterly basis.The R6 share class assumes an initial investment on November 17, 2016, while the Index assumes that the initial investment occurred on November 30, 2016. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all

12	Visit our website at pgim.com/investments

recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Benchmark Definitions

S&P MidCap 400 Index*—The S&P MidCap 400 Index is an unmanaged index of 400 domestic stocks chosen for market capitalization, liquidity and industry representation. It gives a broad look at how US mid-cap stock prices have performed.

*The S&P MidCap 400 Index (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by PGIM, Inc. and/or its affiliates. Copyright © 2021 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices, please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

PGIM Day One Underlying Funds	13

PGIM QMA Mid-Cap Core Equity Fund

Your Fund’s Performance (continued)

Presentation of Fund Holdings as of 7/31/2021

PGIM QMA Mid-Cap Core Equity Fund Ten Largest Holdings	Line of Business	% of Net Assets

iShares Core S&P Mid-Cap ETF	Exchange-Traded Funds	3.6%

Bio-Techne Corp.	Life Sciences Tools & Services	1.4%

Steel Dynamics, Inc.	Metals & Mining	1.3%

Molina Healthcare, Inc.	Health Care Providers & Services	1.3%

Fair Isaac Corp.	Software	1.2%

Medical Properties Trust, Inc.	Equity Real Estate Investment Trusts (REITs)	1.1%

Manhattan Associates, Inc.	Software	1.1%

Deckers Outdoor Corp.	Textiles, Apparel & Luxury Goods	1.1%

Hill-Rom Holdings, Inc.	Health Care Equipment & Supplies	1.1%

AutoNation, Inc.	Specialty Retail	1.0%

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PGIM QMA US Broad Market Index Fund

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

	Average Annual Total Returns as of 7/31/21

	One Year (%)	Since Inception (%)
Fund	36.70	17.54 (11/17/2016)
S&P Composite 1500 Index
	37.52	17.72

The returns in the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception return for the Index is measured from the closest month-end to the Fund’s inception date.

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund’s Class R6 shares with a similar investment in the S&P Composite 1500 Index (the Index) by portraying the initial account values at the commencement of operations of Class R6 shares and the account values at the end of the current fiscal year (July 31, 2021), as measured on a quarterly basis.The R6 share class assumes an initial investment on November 17, 2016, while the Index assumes that the initial investment occurred on November 30, 2016. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all

PGIM Day One Underlying Funds	15

PGIM QMA US Broad Market Index Fund

Your Fund’s Performance (continued)

recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Benchmark Definitions

S&P Composite 1500 Index*—The S&P Composite 1500® Index is an unmanaged index of the stocks of 1,500 US companies, with market capitalizations ranging from small to large. The S&P Composite 1500 Index is a combination of three leading US stock indices: The S&P 500 Index (which measures the performance of US large cap stocks), the S&P MidCap 400 Index (which measures the performance of mid cap stocks) and the S&P 600 Index (which measures the performance of US small cap stocks) and gives an indication of how the broad US stock market has performed.

*The S&P Composite 1500 Index (the Index) is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by PGIM, Inc. and/or its affiliates. Copyright© 2021 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Presentation of Fund Holdings as of 7/31/2021

PGIM QMA US Broad Market Index Fund Ten Largest Holdings	Line of Business	% of Net Assets

Apple, Inc.	Technology Hardware, Storage & Peripherals	5.5%

Microsoft Corp.	Software	5.2%

Amazon.com, Inc.	Internet & Direct Marketing Retail	3.4%

Facebook, Inc. (Class A Stock)	Interactive Media & Services	2.1%

Alphabet, Inc. (Class A Stock)	Interactive Media & Services	1.9%

Alphabet, Inc. (Class C Stock)	Interactive Media & Services	1.9%

iShares Core S&P 500 ETF	Exchange-Traded Funds	1.3%

Tesla, Inc.	Automobiles	1.3%

Berkshire Hathaway, Inc. (Class B Stock)	Diversified Financial Services	1.3%

NVIDIA Corp.	Semiconductors & Semiconductor Equipment	1.2%

PGIM Day One Underlying Funds	17

PGIM Jennison Small-Cap Core Equity Fund

Strategy and Performance Overview

How did the Fund perform?

The PGIM Jennison Small-Cap Core Equity Fund’s Class R6 shares returned 62.10% in the 12-month reporting period that ended July 31, 2021, outperforming the 51.97% return of the Russell 2000 Index (the Index).

What was the market environment?

•

Equity markets continued to rally in the second half of 2020, as fiscal stimulus blunted the COVID-19 pandemic’s effects on the economy and record-low interest rates bolstered liquidity and stabilized asset prices. Productivity-enhancing products and services increased in demand, and the valuations of many of these companies expanded meaningfully.

•

Beginning in September 2020, investors began to favor areas of the market that were most exposed to a recovery and most debilitated by the pandemic. This rotation extended into the first quarter of 2021, boosting valuations of cyclical companies and reducing the earnings multiples of secular growth companies.

•

June 2021 marked a turning point in the US economic reopening and reflation outlook, with the Federal Reserve’s (the Fed’s) comments beginning to reflect concerns about labor shortages and rising prices. Corporate profit growth reported through the end of the period was strong, highlighting the expanding recovery and boosting business confidence to its highest level since the early days of the pandemic.

•

Small-cap stocks, as measured by the Index, significantly outperformed their large-cap counterparts, based on the S&P 500 Index, during the period. Within the Index, energy, consumer discretionary, and materials were the best-performing sectors.

What worked?

•

Healthcare positions were noteworthy contributors to the Fund’s positive absolute and Index-relative performance during the reporting period. Results were led by Natera Inc., a leader in the reproductive health-testing market. The company has successfully commercialized tests for non-invasive prenatal testing and expanded carrier screening, among others. Jennison eliminated the position during the period, as its market capitalization grew outside of the Fund’s investable range.

•

Darling Ingredients Inc. drove outperformance in consumer staples. The company serves the agri-food industry and reduces food waste by collecting and repurposing animal-based co-products and other natural materials. The company reported strong quarterly results over the period, with core earnings that exceeded expectations. In addition, it remains an active re-payer of debt, and Jennison continues to like its self-funded growth trajectory. The Fund no longer held this position at the end of the reporting period.

•	On a sector level, information technology and financials were also strong contributors. Other top contributors were in the consumer discretionary sector.

18	Visit our website at pgim.com/investments

•

Penn National Gaming Inc. is an American operator of 43 casinos and racetracks in the United States and Canada, many under the Hollywood Casino brand. The company also controls a 36% stake in Barstool Sports Inc. Despite capacity restrictions for much of the period, spending per visit was up, and the company has seen a significant increase in new customers, particularly among a younger demographic. The Fund no longer held this position at the end of the reporting period.

•

Saia Inc., an American trucking company, posted strong financial results during the period, with material volume acceleration along with accelerating pricing trends. Jennison likes Saia’s solid pricing power and strong operating leverage, and it views the company’s network expansion—both in the Northeast and in the company’s legacy footprint—as a key driver of growth going forward.

•

Kontoor Brands Inc. markets denim clothing under the Lee, Wrangler, and Rock & Republic brand names. The company reported robust quarterly results during the period. In Jennison’s view, Kontoor has a best-in-class wholesale distribution that is focused on segmentation, along with several company-specific drivers that should continue to benefit them going forward.

What didn’t work?

Despite a few notable contributors mentioned above, consumer discretionary detracted, in aggregate, from the Fund’s performance relative to the Index during the reporting period.

•

Vroom Inc. is a used-car retailer and e-commerce company that enables consumers to buy, sell, and finance cars online. In Jennison’s opinion, its shares declined due to poor communication from management. Jennison believes Vroom’s industry dynamics are extremely positive, as the pandemic has accelerated the acceptance of used-auto economics for both sellers and buyers, with inventory/capacity supply constraints the limiting factor in recent months.

•

Rush Street Interactive Inc. operates regulated online casinos in New Jersey and Pennsylvania. Jennison believes the company should experience strong growth from its own initiatives, as existing markets mature and more states legalize online gambling. Shares traded down recently, despite robust quarterly results.

Other notable detractors were found in other sectors:

•

In healthcare, Emergent BioSolutions Inc. underperformed during the period. The multi-national specialty biopharmaceutical company develops vaccines and antibody therapeutics for infectious diseases and opioid overdoses, and it provides medical devices for biodefense purposes. Shares were down amid quality concerns for COVID-19 vaccines at one of its manufacturing facilities, and the position was eliminated during the period.

•	ORIC Pharmaceuticals Inc. is a clinical-stage biopharmaceutical company focused on developing innovative therapies to counter resistance mechanisms in cancer.

PGIM Day One Underlying Funds	19

PGIM Jennison Small-Cap Core Equity Fund

Strategy and Performance Overview (continued)

Jennison believes it has the potential to address a significant commercial opportunity in treatment-resistant prostate cancer and other cancers. The company’s management and founders have a track record of success in these areas of oncology drug development, and ORIC has a robust pipeline of novel oncology drug candidates. Jennison believes shares were down perhaps due to negative sentiment in the biopharma space.

•

WPX Energy Inc. is engaged in hydrocarbon exploration. Its shares declined during the period along with the overall energy sector, as the pandemic was a severe headwind for global energy demand. In late September 2020, WPX and Devon Energy Corp. announced an all-stock merger of equals to create one of the nation’s largest shale producers. Jennison closed out of the position during the period.

Current outlook

•

The economic recovery has continued to strengthen as the pandemic’s most serious effects wane, particularly in the United States, where COVID-19 vaccination rates are among the highest in the world. Although pre-pandemic activity has begun to resume, labor shortages and higher prices of goods continue to weigh on the pace of recovery. The Fed’s communications have begun to reflect these concerns.

•

Fiscal stimulus has peaked and is expected to decline as extended state unemployment benefits expire at the end of September 2021. This should help ease labor shortages that have persisted despite higher wages. However, a revenue windfall from the US Treasury remains and will be awarded at the discretion of state governments to local counties and cities over the balance of 2021. As such, Jennison expects the US public sector to be an unusually strong source of demand and spending over the medium term.

•

The pandemic is by no means over, and the COVID-19 Delta variant’s spread is affecting the economic reopening outside the US. Jennison believes that lingering ambiguity surrounding the economic growth outlook points to continued market volatility ahead, with a positive bias from ongoing higher earnings revisions.

•

Jennison’s Small-Cap Core’s diversified approach is executing well, in Jennison’s view, in an environment that has observed frequent leadership rotation by sector and market capitalization. Jennison continues to identify companies that have strong fundamentals and might outgrow market averages, which it believes favors its disciplined and bottom-up investment approach that focuses on identifying these above-average growers with reasonable valuations.

20	Visit our website at pgim.com/investments

PGIM Core Conservative Bond Fund

Strategy and Performance Overview

How did the Fund perform?

The PGIM Core Conservative Bond Fund’s Class R6 shares returned -1.07% in the 12-month reporting period that ended July 31, 2021, underperforming the -0.70% return of the Bloomberg US Aggregate Bond Index (the Index).

What were the market conditions?

•

The strong global rebound from the depths of the COVID-19 pandemic continued throughout the reporting period, as economies responded to the unprecedented monetary and fiscal stimulus programs. The rollout of vaccines, President Biden’s $1.9 trillion stimulus package, a $900 billion aid bill, and anticipation of the Biden administration’s infrastructure bill fueled growth expectations in late 2020 and early 2021. Shifts in the prospects for growth and inflation kicked off a massive “reflation trade” in bond markets, which propelled yields higher during the first quarter of 2021.

•

Although yields for short-term Treasuries remained well anchored by the Federal Reserve’s (the Fed’s) commitment to maintain its low-rate policy, longer-term Treasuries sold off sharply in the first quarter of 2021, with the yield on the benchmark US 10-year Treasury note rising from 0.92% on December 31, 2020, to 1.74% on March 31, 2021. Similarly, the yield on the 30-year Treasury bond rose from 1.65% to 2.41% over the same period.

•

Market volatility for rates then eased in the second quarter of 2021, escaping the sell-offs observed earlier in the year, with lower long-dated yields and higher front-end rates forming a substantially flatter Treasury yield curve by the end of the period. Instead of pushing up the yield curve, the Fed’s turn toward tapering near the end of the second quarter led to a decline in long-term Treasury yields, as investors assumed a more hawkish Fed would simply mean a lower path for rates over the long run.

•

Following the volatility of the first quarter of 2021, the US 10-year and 30-year Treasury yields ended the period at 1.18% and 1.90%, respectively. Meanwhile, the yield on the 2-year Treasury note ended the period at 0.19%, a rise of four basis points (bps) over the period. (One basis point equals 0.01%.)

•

Spread markets continued to tighten, supported by the Fed’s monetary responses, fiscal stimulus, the rollout of vaccines, better-than-expected corporate earnings, and surging growth in the US, Europe, and some emerging market economies. The US investment grade corporate market performed well, with spreads tightening to near-historic levels in the second quarter of 2021, supported by better-than-expected corporate earnings, positive vaccination progress, and a favorable technical backdrop. Strengthening fundamentals generally kept securitized credit on a tightening trajectory as well, with commercial mortgage-backed securities (CMBS) spreads trading well below their pre-pandemic tights by the end of the period. Meanwhile, agency mortgage-backed securities (MBS) spreads tightened on the back of ongoing Fed buying and bank purchases.

PGIM Day One Underlying Funds	21

PGIM Core Conservative Bond Fund

Strategy and Performance Overview (continued)

What worked?

•	Overall sector allocation contributed to the Fund’s performance during the reporting period, with positioning in CMBS, municipal bonds, and investment grade corporates the largest contributors.

•	While overall security selection was negative, positioning within MBS and emerging markets contributed to returns.

•	Within credit, positioning in midstream and upstream energy, foreign non-corporates, and technology contributed to results.

•

In individual security selection, the Fund benefited from overweights to ONEOK Inc. (midstream energy), Marathon Petroleum Corp. (downstream energy), and ConocoPhillips (upstream energy). The Fund did not hold Marathon Petroleum Corp. at the end of the reporting period.

•	The Fund’s duration positioning was a modest contributor to returns. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.)

What didn’t work?

•

Overall sector allocation was negative, with an underweight (on a spread duration contribution basis) to investment grade corporates and overweights to CMBS and municipal bonds limiting results during the reporting period.

•	The Fund’s positioning in the midstream energy, telecom, and media & entertainment sectors detracted from performance.

•

In individual security selection, the Fund’s underweight positioning in General Electric Co. (capital goods) and Dell Technologies Inc. (technology), along with an overweight to Citigroup Inc. (banking), detracted from performance. The Fund did not hold General Electric Co. and Dell Technologies Inc. at the end of the reporting period.

Current outlook

•

In considering the composition of the Treasury curve, PGIM Fixed Income believes the repricing of forward rates and inflation expectations in various parts of the curve will likely continue. Even when accounting for the recent change in policy messaging, the hurdle for the Fed to raise rates remains high, and officials will likely wait to observe whether the inflation pressure is transitory.

•

The US saw a marked acceleration in inflation through the first half of 2021. Part of the increase came from “base effects,” but the lion’s share of the gains reflected surprisingly vigorous price increases. (Base effect is the distortion in a monthly inflation figure that results from abnormally high or low levels of inflation a year earlier. In this case, inflation was low a year ago.) Recent developments suggest that inflation will likely continue to run somewhat hot through the months ahead. However, PGIM

22	Visit our website at pgim.com/investments

Fixed Income believes inflation could slowly abate toward the end of the year and early next year, as many of the structural factors that drove soft inflation during much of the past decade remain firmly in place.

•

To date, developed markets central banks have felt comfortable looking through recent price pressures and have kept rates on hold. While maintaining a baseline view that the current bout of inflation will be “transitory,” the Fed at its June meeting recognized that the upside risks to inflation have increased. Even so, PGIM Fixed Income expects monetary policy to remain highly stimulative through at least this year and much of next year.

•

PGIM Fixed Income maintains its positive view of the spread sectors over the medium to long term; and the Fund is overweight structured products (CMBS), investment grade corporates (from a duration contribution perspective), and municipal bonds. The Fund is underweight in MBS in favor of more attractive opportunities across spread sectors.

•

While valuations are now a bit full, with spreads in many sectors tighter than historical norms, PGIM Fixed Income generally expects ongoing spread sector outperformance. The combination of high cash balances and low money market rates is likely to continue pushing investors out on the risk spectrum in a search for yield. However, this outlook is not without caveats. First, the relatively narrow level of spreads diminishes the pace and magnitude of further outperformance. Additionally, narrower spreads leave little room for error, and the uncertain course of the long-term economic recovery warrants a discerning approach to credit selection.

•

Within structured products, PGIM Fixed Income is biased to own the top of the capital structure, as near-zero policy rates and ongoing Fed purchases support a spread-tightening environment. In investment grade corporates, PGIM Fixed Income is looking to take advantage of spread compression in select higher-yielding BBB-rated bonds, solid credits in stressed industries, and cyclicals. While agency CMBS have benefited from strong bank demand and Fed support, a change in that dynamic—particularly from the Fed—could contribute some widening pressure on spreads.

PGIM Day One Underlying Funds	23

PGIM TIPS Fund

Strategy and Performance Overview

How did the Fund perform?

The PGIM TIPS Fund’s Class R6 shares returned 6.49% in the 12-month reporting period that ended July 31, 2021, underperforming the 6.90% return of the Bloomberg US Treasury Inflation-Protected (TIPS) Index (the Index).

What were the market conditions?

•

The strong global rebound from the depths of the COVID-19 pandemic continued throughout the reporting period, as economies responded to the unprecedented monetary and fiscal stimulus programs. The rollout of vaccines, President Biden’s $1.9 trillion stimulus package, a $900 billion aid bill, and anticipation of the Biden administration’s infrastructure bill fueled growth expectations in late 2020 and early 2021. Shifts in the prospects for growth and inflation kicked off a massive “reflation trade” in bond markets, which propelled yields higher during the first quarter of 2021.

•

Although yields for short-term Treasuries remained well anchored by the Federal Reserve’s (the Fed’s) commitment to maintain its low-rate policy, longer-term Treasuries sold off sharply in the first quarter of 2021, with the yield on the benchmark US 10-year Treasury note rising from 0.92% on December 31, 2020, to 1.74% on March 31, 2021. Similarly, the yield on the 30-year Treasury bond rose from 1.65% to 2.41% over the same period.

•

Market volatility for rates then eased in the second quarter of 2021, escaping the sell-offs observed earlier in the year, with lower long-dated yields and higher front-end rates forming a substantially flatter Treasury yield curve by the end of the period. Instead of pushing up the yield curve, the Fed’s turn toward tapering near the end of the second quarter led to a decline in long-term Treasury yields, as investors assumed a more hawkish Fed would simply mean a lower path for rates over the long run.

•

Following the volatility of the first quarter of 2021, the US 10- and 30-year Treasury yields ended the period at 1.18% and 1.90%, respectively. Meanwhile, the yield on the 2-year Treasury note ended the period at 0.19%, a rise of four basis points (bps) over the period. (One basis point equals 0.01%.)

•

While longer-term Treasuries saw substantial volatility throughout the period, yields on short-term securities, which influence money market yields, remained near zero. The 3-month Treasury bill declined from 0.086% to 0.045% during the period, while the 6-month Treasury bill declined from 0.114% to 0.048%. Meanwhile, the 3-month London Interbank Offered Rate (LIBOR) fell from 0.25% on July 31, 2020, to 0.12% by July 31, 2021.

•

The US saw a marked acceleration in inflation through the first half of 2021, with core personal consumption expenditures inflation for June 2021 rising 3.5% from the year before. Part of this increase came from “base effects,” but the lion’s share of the gains reflected surprisingly vigorous price increases. (Base effect is the distortion in a monthly inflation figure that results from abnormally high or low levels of inflation a year earlier. In this case, inflation was low a year ago.) Recent developments suggest that inflation will likely continue to run somewhat hot through the months ahead.

24	Visit our website at pgim.com/investments

Reflecting the increase in inflation expectations, the 10-year break-even inflation rate rose from 1.55% as of July 31, 2020, to a high of 2.54% in mid-May 2021 before ending the period at 2.40%.

•

Meanwhile, 5-year TIPS rallied substantially the last month of the period to record-low real yields. Five-year inflation break-evens rose 13 bps in July 2021, while 5-year TIPS yields fell 33 bps to -1.98%.

What worked?

•

Yield curve flattener positioning added to the Fund’s performance for the reporting period. (A yield curve flattener is an interest rate environment in which long-term rates are decreasing more quickly than short-term rates.)

•

The duration of the Fund was tactically managed versus the Index during the period. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.) Overall, duration positioning helped performance. The Fund ended July 2021 with a nearly flat duration position versus the Index.

•	Security selection added to the Fund’s performance during the period.

Current outlook

•

In considering the composition of the Treasury curve, PGIM Fixed Income believes the repricing of forward rates and inflation expectations in various parts of the curve will likely continue. Even when accounting for the recent change in policy messaging, the hurdle for the Fed to raise rates remains high, and officials will likely wait to observe whether the inflation pressure is transitory.

•

As mentioned above, inflation has accelerated in the US in recent months. However, PGIM Fixed Income expects inflation to slowly abate toward the end of the year and early next year, as many of the structural factors that drove soft inflation during much of the past decade remain firmly in place.

•

To date, the Fed has felt comfortable looking through these recent price pressures and has kept rates on hold. That said, the Fed seems to have recently shifted to more of a “risk management” approach. While maintaining a baseline view that the current bout of inflation will be “transitory,” the Fed at its June meeting recognized that the upside risks to inflation have increased. Even so, PGIM Fixed Income expects monetary policy to remain highly stimulative through at least this year and much of next year.

PGIM Day One Underlying Funds	25

PGIM QMA Commodity Strategies Fund

Strategy and Performance Overview

How did the Fund perform?

The PGIM QMA Commodity Strategies Fund’s Class R6 shares returned 44.12% in the 12-month reporting period that ended July 31, 2021, outperforming the 40.28% return of the Bloomberg Commodity Index (the Index).

What were the market conditions?

For the reporting period, commodities in general appreciated strongly, as inflation picked up after the initial shock of the COVID-19 pandemic, especially in the energy and grains sectors. Precious metals were roughly flat over the period, having appreciated earlier in 2020.

What worked?

The Fund’s gains for the reporting period were driven by overweight positions in soybean oil, gasoline, and crude oil.

What didn’t work?

An underweight position (relative to the Index) in corn detracted most from the Fund’s performance for the period.

Did the Fund hold derivatives?

The Fund primarily trades in listed exchange-traded commodities futures contracts. These futures are a form of derivatives based on the underlying price of a specific commodity. Since the Fund is invested primarily in these derivatives, its performance during the reporting period is explained by the derivatives.

Current outlook

As of the end of the reporting period (relative to the Index), the Fund was positioned with overweights in the grain and energy sectors, and it held underweight positions in the soft commodities, livestock, and precious metals sectors. Within industrial metals (relative to the Index), the Fund was overweight copper and nickel while underweight aluminum and zinc.

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PGIM QMA Mid-Cap Core Equity Fund

Strategy and Performance Overview

How did the Fund perform?

The PGIM QMA Mid-Cap Core Equity Fund’s Class R6 shares returned 47.88% in the 12-month reporting period that ended July 31, 2021, outperforming the 46.99% return of the S&P MidCap 400 Index (the Index).

What were the market conditions?

•

Although uncertainty triggered by the COVID-19 pandemic hovered over markets throughout the reporting period, investors remained focused on positive vaccine developments at the end of 2020 and vaccine rollouts during the first half of 2021.

•	These events boosted investor expectations for a recovery in many sectors that had been negatively affected early in the pandemic but helped fuel the subsequent market rally.

•

US equity markets were also buoyed by ongoing fiscal stimulus and accommodative monetary policies, improving employment and gross domestic product data, and stronger-than-anticipated corporate earnings reports.

What worked?

•

The Fund is comprised of a diversified portfolio of stocks that QMA identifies as attractive using a proprietary quantitative model. The model evaluates stocks based on quality, earnings expectations, and relative value metrics. The emphasis on these factors varies based on the growth rate of the company under evaluation.

•	Overweighting companies that were inexpensive, while underweighting those that were expensive, was a favorable contributor to the Fund’s performance over the reporting period as value rebounded.

•	The Fund’s largest relative gains were in financials, energy, and materials. Relative gains were broadly distributed among a handful of industries.

What didn’t work?

•

Overweighting high-quality companies with improving growth prospects, while underweighting low-quality companies with deteriorating growth prospects, was unfavorable to the Fund’s performance over the reporting period.

•

Stock selection in the consumer discretionary and information technology sectors lagged the Index during the period. Losses in consumer discretionary were largely driven by casino/gaming stocks, while information technology losses were due to semiconductors.

Did the Fund hold derivatives?

The Fund did not hold derivatives during the reporting period. The Fund did, however, hold exchange-traded funds that track the Index. QMA uses these instruments primarily to manage daily cash flows and provide liquidity, not as a means of adding to performance. Subsequently, the effect on performance was minimal.

PGIM Day One Underlying Funds	27

PGIM QMA Mid-Cap Core Equity Fund

Strategy and Performance Overview (continued)

Current outlook

First-quarter performance in 2021 demonstrated the impact that increasing inflation and rising interest rates can have on the high-growth segment of the market. QMA believes that while short-term inflation may indeed be transitory due to pent-up demand and supply/demand imbalances, the risk of long-term inflation resulting from wage increases is very real. Periods of high and/or rising inflation have historically favored value stocks and thus should benefit the Fund’s strategy, in QMA’s view.

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PGIM QMA US Broad Market Index Fund

Strategy and Performance Overview

How did the Fund perform?

The PGIM QMA US Broad Market Index Fund’s Class R6 shares returned 36.70% in the 12-month reporting period that ended July 31, 2021, underperforming the 37.52% return of the S&P 1500 Composite Index (the Index).

What were the market conditions?

•

US equities reached record highs in July 2021 as the economy rebounded from economic disruptions caused by the COVID-19 pandemic that began early in 2020. Equities across the globe reacted in a similar fashion.

•	Aided by continued fiscal and monetary stimulus, US equities have performed well since the middle of the fourth quarter of 2020.

•	Equities have received an additional boost from the distribution and effectiveness of COVID-19 vaccines.

What worked?

•	The Fund’s performance closely tracked the Index’s performance over the reporting period.

•	The Fund held all stocks included in the Index in approximately the same proportions.

Did the Fund hold derivatives?

The Fund held S&P 500, S&P 400, and Russell 2000 E-Mini stock index futures, a form of derivatives, to maintain exposure to equities and provide portfolio liquidity. Futures had minimal impact on performance over the period.

PGIM Day One Underlying Funds	29

Fees and Expenses (unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended July 31, 2021. The example is for illustrative purposes only; you should consult the Funds’ Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line in the tables below provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line in each table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Jennison Small-Cap Core Equity Fund	Beginning Account Value February 1, 2021	Ending Account Value July 31, 2021	Annualized Expense Ratio based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class R6 Actual	$1,000.00	$1,149.00	0.95%	$5.06
Hypothetical	$1,000.00	$1,020.08	0.95%	$4.76

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PGIM Core Conservative Bond Fund	Beginning Account Value February 1, 2021	Ending Account Value July 31, 2021	Annualized Expense Ratio based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class R6 Actual	$1,000.00	$ 999.40	0.50%	$2.48
Hypothetical	$1,000.00	$1,022.32	0.50%	$2.51

PGIM TIPS Fund	Beginning Account Value February 1, 2021	Ending Account Value July 31, 2021	Annualized Expense Ratio based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class R6 Actual	$1,000.00	$1,040.80	0.40%	$2.02
Hypothetical	$1,000.00	$1,022.81	0.40%	$2.01

PGIM QMA Commodity Strategies Fund	Beginning Account Value February 1, 2021	Ending Account Value July 31, 2021	Annualized Expense Ratio based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class R6 Actual	$1,000.00	$1,212.90	0.63%	$3.46
Hypothetical	$1,000.00	$1,021.67	0.63%	$3.16

PGIM QMA Mid-Cap Core Equity Fund	Beginning Account Value February 1, 2021	Ending Account Value July 31, 2021	Annualized Expense Ratio based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class R6 Actual	$1,000.00	$1,196.10	0.84%	$4.57
Hypothetical	$1,000.00	$1,020.63	0.84%	$4.21

PGIM QMA US Broad Market Index Fund	Beginning Account Value February 1, 2021	Ending Account Value July 31, 2021	Annualized Expense Ratio based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class R6 Actual	$1,000.00	$1,184.40	0.20%	$1.08
Hypothetical	$1,000.00	$1,023.80	0.20%	$1.00

*Fund expenses (net of fee waivers or subsidies, if any) are equal to the annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended July 31, 2021, and divided by the 365 days in the Fund’s fiscal year ended July 31, 2021 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

PGIM Day One Underlying Funds	31

Glossary

The following abbreviations are used in the Funds’ descriptions:

USD—US Dollar

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

BABs—Build America Bonds

ETF—Exchange-Traded Fund

GMTN—Global Medium Term Note

LIBOR—London Interbank Offered Rate

LME—London Metal Exchange

LP—Limited Partnership

MTN—Medium Term Note

OTC—Over-the-counter

PRI—Primary Rate Interface

RBOB—Reformulated Gasoline Blendstock for Oxygen Blending

REITs—Real Estate Investment Trust

S&P—Standard & Poor’s

Strips—Separate Trading of Registered Interest and Principal of Securities

TBA—To Be Announced

TIPS—Treasury Inflation-Protected Securities

ULSD—Ultra-Low Sulfur Diesel

WTI—West Texas Intermediate

33

PGIM Jennison Small-Cap Core Equity Fund

Schedule of Investments

as of July 31, 2021

Description	Shares	Value

LONG-TERM INVESTMENTS 98.0%

COMMON STOCKS

Aerospace & Defense 0.3%
Curtiss-Wright Corp.	772	$91,328

Airlines 0.5%
Sun Country Airlines Holdings, Inc.*	4,934	160,306

Banks 8.1%
Ameris Bancorp	1,694	82,345
Atlantic Union Bankshares Corp.	3,707	131,487
BankUnited, Inc.	7,086	280,464
Brookline Bancorp, Inc.	16,753	240,741
Byline Bancorp, Inc.	5,754	141,606
Eastern Bankshares, Inc.	7,363	134,375
Enterprise Financial Services Corp.	5,478	244,154
First Bancorp.	6,132	245,280
First Foundation, Inc.	9,724	229,195
PacWest Bancorp	6,334	252,220
Pinnacle Financial Partners, Inc.	3,261	292,218
Silvergate Capital Corp. (Class A Stock)*	1,441	148,135
Wintrust Financial Corp.	3,400	242,760

		2,664,980

Biotechnology 3.6%
Amicus Therapeutics, Inc.*	17,039	158,292
Apellis Pharmaceuticals, Inc.*	3,432	219,614
Avid Bioservices, Inc.*	8,238	211,305
C4 Therapeutics, Inc.*	2,119	91,414
Nurix Therapeutics, Inc.*	3,331	102,395
ORIC Pharmaceuticals, Inc.*	4,490	74,758
Turning Point Therapeutics, Inc.*	1,832	116,918
Veracyte, Inc.*	4,911	218,834

		1,193,530

Building Products 1.0%
JELD-WEN Holding, Inc.*	12,963	343,260

Capital Markets 6.8%
AssetMark Financial Holdings, Inc.*	3,367	87,879
Bridge Investment Group Holdings, Inc. (Class A Stock)*	10,549	166,252
Brightsphere Investment Group, Inc.	19,409	485,031

See Notes to Financial Statements.

34

PGIM Jennison Small-Cap Core Equity Fund

Schedule of Investments (continued)

as of July 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Capital Markets (cont’d.)
Focus Financial Partners, Inc. (Class A Stock)*	7,306	$375,017
Hamilton Lane, Inc. (Class A Stock)	2,315	215,295
Houlihan Lokey, Inc.	3,857	343,659
Lazard Ltd. (Class A Stock)	4,228	199,562
Moelis & Co. (Class A Stock)	2,270	134,497
Open Lending Corp. (Class A Stock)*	5,610	213,180

		2,220,372

Chemicals 1.5%
Avient Corp.	9,920	481,318

Commercial Services & Supplies 1.3%
ACV Auctions, Inc. (Class A Stock)*	4,432	102,645
Harsco Corp.*	16,256	327,071

		429,716

Construction & Engineering 3.5%
Concrete Pumping Holdings, Inc.*	15,273	132,875
Great Lakes Dredge & Dock Corp.*	28,476	438,530
WillScot Mobile Mini Holdings Corp.*	19,487	559,472

		1,130,877

Construction Materials 1.3%
Summit Materials, Inc. (Class A Stock)*	13,110	440,496

Diversified Consumer Services 0.2%
Duolingo, Inc.*	507	71,107

Diversified Telecommunication Services 1.4%
Bandwidth, Inc. (Class A Stock)*	3,530	457,700

Electronic Equipment, Instruments & Components 2.6%
FARO Technologies, Inc.*	2,081	151,684
Littelfuse, Inc.	1,360	361,746
nLight, Inc.*	9,278	321,854

		835,284

See Notes to Financial Statements.

PGIM Day One Underlying Funds	35

PGIM Jennison Small-Cap Core Equity Fund

Schedule of Investments (continued)

as of July 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Energy Equipment & Services 0.8%
Cactus, Inc. (Class A Stock)	7,005	$252,460

Equity Real Estate Investment Trusts (REITs) 5.8%
American Assets Trust, Inc.	6,140	226,750
Cousins Properties, Inc.	7,369	292,697
Independence Realty Trust, Inc.	21,767	419,668
National Storage Affiliates Trust	7,032	380,924
Plymouth Industrial REIT, Inc.	3,640	84,011
Retail Opportunity Investments Corp.	7,599	134,274
Summit Hotel Properties, Inc.*	20,742	186,885
UMH Properties, Inc.	8,069	187,846

		1,913,055

Food & Staples Retailing 2.5%
BJ’s Wholesale Club Holdings, Inc.*	4,796	242,870
Performance Food Group Co.*	10,077	461,728
Sprouts Farmers Market, Inc.*	4,623	113,633

		818,231

Food Products 1.8%
Adecoagro SA (Brazil)*	14,405	137,712
Freshpet, Inc.*	1,950	285,577
Utz Brands, Inc.	6,883	155,831

		579,120

Health Care Equipment & Supplies 4.3%
BioLife Solutions, Inc.*	2,741	128,553
Integra LifeSciences Holdings Corp.*	2,398	173,591
Intersect ENT, Inc.*	8,339	194,716
Nevro Corp.*	2,154	333,870
Outset Medical, Inc.*	4,254	174,244
Silk Road Medical, Inc.*	2,100	105,378
Tandem Diabetes Care, Inc.*	2,765	300,472

		1,410,824

Health Care Providers & Services 4.4%
Acadia Healthcare Co., Inc.*	7,086	437,348
Accolade, Inc.*	6,469	302,814

See Notes to Financial Statements.

36

PGIM Jennison Small-Cap Core Equity Fund

Schedule of Investments (continued)

as of July 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Health Care Providers & Services (cont’d.)
Covetrus, Inc.*	6,465	$164,599
HealthEquity, Inc.*	2,059	152,325
Progyny, Inc.*	5,423	302,007
Talkspace, Inc.*(a)	12,819	75,632

		1,434,725

Health Care Technology 2.5%
Inspire Medical Systems, Inc.*	1,711	313,387
Phreesia, Inc.*	6,373	435,594
Sophia Genetics SA (Switzerland)*	3,854	60,315

		809,296

Hotels, Restaurants & Leisure 3.7%
Bally’s Corp.*	3,845	189,366
Bloomin’ Brands, Inc.*	12,130	304,827
Jack in the Box, Inc.	2,681	291,854
Rush Street Interactive, Inc.*	8,946	88,118
Wingstop, Inc.	2,024	346,731

		1,220,896

Household Durables 1.2%
Century Communities, Inc.	5,691	395,240

Independent Power & Renewable Electricity Producers 1.4%
NextEra Energy Partners LP	6,023	466,963

Insurance 1.4%
Axis Capital Holdings Ltd.	4,558	231,865
Goosehead Insurance, Inc. (Class A Stock)	2,003	240,741

		472,606

Internet & Direct Marketing Retail 0.2%
Stamps.com, Inc.*	198	64,699

IT Services 2.8%
Evo Payments, Inc. (Class A Stock)*	12,264	358,109
Flywire Corp.*	2,447	77,717

See Notes to Financial Statements.

PGIM Day One Underlying Funds	37

PGIM Jennison Small-Cap Core Equity Fund

Schedule of Investments (continued)

as of July 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

IT Services (cont’d.)
Grid Dynamics Holdings, Inc.*	17,370	$365,638
Payoneer Global, Inc.*(a)	12,354	116,622

		918,086

Leisure Products 1.5%
Brunswick Corp.	4,802	501,329

Life Sciences Tools & Services 0.5%
NeoGenomics, Inc.*	2,921	134,658
Rapid Micro Biosystems, Inc. (Class A Stock)*	1,199	26,606

		161,264

Machinery 6.3%
Colfax Corp.*	8,795	403,515
Enerpac Tool Group Corp.	10,735	275,568
Gates Industrial Corp. PLC*	9,021	163,370
Kennametal, Inc.	6,665	241,606
Mayville Engineering Co., Inc.*	9,016	158,411
Mueller Water Products, Inc. (Class A Stock)	6,147	91,099
Rexnord Corp.	8,625	485,846
Trinity Industries, Inc.	8,458	229,296

		2,048,711

Media 0.9%
Cardlytics, Inc.*	2,325	292,857

Oil, Gas & Consumable Fuels 1.6%
PDC Energy, Inc.	13,579	537,049

Personal Products 1.2%
elf Beauty, Inc.*	14,558	401,946

Pharmaceuticals 1.2%
Prestige Consumer Healthcare, Inc.*	3,943	207,205
Revance Therapeutics, Inc.*	6,326	183,960

		391,165

See Notes to Financial Statements.

38

PGIM Jennison Small-Cap Core Equity Fund

Schedule of Investments (continued)

as of July 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Professional Services 1.8%
ASGN, Inc.*	3,321	$335,853
First Advantage Corp.*	4,453	87,323
Huron Consulting Group, Inc.*	3,472	170,579

		593,755

Road & Rail 1.6%
Saia, Inc.*	2,295	518,670

Semiconductors & Semiconductor Equipment 4.5%
Brooks Automation, Inc.	2,563	228,133
Lattice Semiconductor Corp.*	3,102	176,038
MACOM Technology Solutions Holdings, Inc.*	6,392	394,514
MaxLinear, Inc.*	7,513	362,352
Tower Semiconductor Ltd. (Israel)*	10,783	300,307

		1,461,344

Software 5.8%
Clear Secure, Inc. (Class A Stock)*	3,665	181,161
Descartes Systems Group, Inc. (The) (Canada)*	2,426	176,273
Everbridge, Inc.*	2,769	391,038
Intapp, Inc.*	3,482	118,040
PagerDuty, Inc.*	3,957	160,615
Q2 Holdings, Inc.*	2,533	261,684
Sprout Social, Inc. (Class A Stock)*	1,788	158,846
Varonis Systems, Inc.*	7,626	466,711

		1,914,368

Specialty Retail 3.2%
Boot Barn Holdings, Inc.*	3,182	274,989
Citi Trends, Inc.*	2,491	198,657
National Vision Holdings, Inc.*	7,197	388,494
Vroom, Inc.*	4,673	173,088

		1,035,228

Textiles, Apparel & Luxury Goods 1.3%
Kontoor Brands, Inc.	7,550	418,119

See Notes to Financial Statements.

PGIM Day One Underlying Funds	39

PGIM Jennison Small-Cap Core Equity Fund

Schedule of Investments (continued)

as of July 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Thrifts & Mortgage Finance 0.5%
WSFS Financial Corp.	3,474	$152,092

Trading Companies & Distributors 1.2%
Core & Main, Inc. (Class A Stock)*	6,918	183,327
Rush Enterprises, Inc. (Class A Stock)	4,314	202,715

		386,042

TOTAL LONG-TERM INVESTMENTS (cost $22,172,268)		32,090,414

SHORT-TERM INVESTMENTS 3.6%

AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(wa)	972,794	972,794
PGIM Institutional Money Market Fund (cost $214,574; includes $214,558 of cash collateral for securities on loan)(b)(wa)	214,702	214,574

TOTAL SHORT-TERM INVESTMENTS (cost $1,187,368)		1,187,368

TOTAL INVESTMENTS 101.6% (cost $23,359,636)		33,277,782
Liabilities in excess of other assets (1.6)%		(512,575)

NET ASSETS 100.0%		$32,765,207

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $187,856; cash collateral of $214,558 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

See Notes to Financial Statements.

40

PGIM Jennison Small-Cap Core Equity Fund

Schedule of Investments (continued)

as of July 31, 2021

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of July 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Aerospace & Defense	$91,328	$—	$—
Airlines	160,306	—	—
Banks	2,664,980	—	—
Biotechnology	1,193,530	—	—
Building Products	343,260	—	—
Capital Markets	2,220,372	—	—
Chemicals	481,318	—	—
Commercial Services & Supplies	429,716	—	—
Construction & Engineering	1,130,877	—	—
Construction Materials	440,496	—	—
Diversified Consumer Services	71,107	—	—
Diversified Telecommunication Services	457,700	—	—
Electronic Equipment, Instruments & Components	835,284	—	—
Energy Equipment & Services	252,460	—	—
Equity Real Estate Investment Trusts (REITs)	1,913,055	—	—
Food & Staples Retailing	818,231	—	—
Food Products	579,120	—	—
Health Care Equipment & Supplies	1,410,824	—	—
Health Care Providers & Services	1,434,725	—	—
Health Care Technology	809,296	—	—
Hotels, Restaurants & Leisure	1,220,896	—	—
Household Durables	395,240	—	—
Independent Power & Renewable Electricity Producers	466,963	—	—
Insurance	472,606	—	—
Internet & Direct Marketing Retail	64,699	—	—
IT Services	918,086	—	—
Leisure Products	501,329	—	—
Life Sciences Tools & Services	161,264	—	—
Machinery	2,048,711	—	—
Media	292,857	—	—

See Notes to Financial Statements.

PGIM Day One Underlying Funds	41

PGIM Jennison Small-Cap Core Equity Fund

Schedule of Investments (continued)

as of July 31, 2021

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common Stocks (continued)
Oil, Gas & Consumable Fuels	$537,049	$—	$—
Personal Products	401,946	—	—
Pharmaceuticals	391,165	—	—
Professional Services	593,755	—	—
Road & Rail	518,670	—	—
Semiconductors & Semiconductor Equipment	1,461,344	—	—
Software	1,914,368	—	—
Specialty Retail	1,035,228	—	—
Textiles, Apparel & Luxury Goods	418,119	—	—
Thrifts & Mortgage Finance	152,092	—	—
Trading Companies & Distributors	386,042	—	—
Short-Term Investments
Affiliated Mutual Funds	1,187,368	—	—

Total	$33,277,782	$—	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2021 were as follows (unaudited):

Banks	8.1%
Capital Markets	6.8
Machinery	6.3
Software	5.8
Equity Real Estate Investment Trusts (REITs)	5.8
Semiconductors & Semiconductor Equipment	4.5
Health Care Providers & Services	4.4
Health Care Equipment & Supplies	4.3
Hotels, Restaurants & Leisure	3.7
Biotechnology	3.6
Affiliated Mutual Funds (0.7% represents investments purchased with collateral from securities on loan)	3.6
Construction & Engineering	3.5
Specialty Retail	3.2
IT Services	2.8
Electronic Equipment, Instruments & Components	2.6
Food & Staples Retailing	2.5
Health Care Technology	2.5
Professional Services	1.8

Food Products	1.8%
Oil, Gas & Consumable Fuels	1.6
Road & Rail	1.6
Leisure Products	1.5
Chemicals	1.5
Insurance	1.4
Independent Power & Renewable Electricity Producers	1.4
Diversified Telecommunication Services	1.4
Construction Materials	1.3
Commercial Services & Supplies	1.3
Textiles, Apparel & Luxury Goods	1.3
Personal Products	1.2
Household Durables	1.2
Pharmaceuticals	1.2
Trading Companies & Distributors	1.2
Building Products	1.0
Media	0.9
Energy Equipment & Services	0.8
Life Sciences Tools & Services	0.5

See Notes to Financial Statements.

42

PGIM Jennison Small-Cap Core Equity Fund

Schedule of Investments (continued)

as of July 31, 2021

Industry Classification (continued):

Airlines	0.5%
Thrifts & Mortgage Finance	0.5
Aerospace & Defense	0.3
Diversified Consumer Services	0.2
Internet & Direct Marketing Retail	0.2

101.6
Liabilities in excess of other assets	(1.6)

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$187,856	$(187,856)	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

PGIM Day One Underlying Funds	43

PGIM Jennison Small-Cap Core Equity Fund

Statement of Assets & Liabilities

as of July 31, 2021

Assets
Investments at value, including securities on loan of $187,856:
Unaffiliated investments (cost $22,172,268)	$32,090,414
Affiliated investments (cost $1,187,368)	1,187,368
Receivable for investments sold	11,348
Receivable for Fund shares sold	8,544
Dividends receivable	2,013
Prepaid expenses	303

Total Assets	33,299,990

Liabilities
Payable to broker for collateral for securities on loan	214,558
Payable for Fund shares purchased	190,773
Payable for investments purchased	69,450
Accrued expenses and other liabilities	47,837
Management fee payable	11,289
Trustees’ fees payable	804
Affiliated transfer agent fee payable	72

Total Liabilities	534,783

Net Assets	$32,765,207

Net assets were comprised of:
Shares of beneficial interest, at par	$1,686
Paid-in capital in excess of par	17,306,070
Total distributable earnings (loss)	15,457,451

Net assets, July 31, 2021	$32,765,207

Class R6
Net asset value, offering price and redemption price per share, ($32,765,207 ÷ 1,685,898 shares of beneficial interest issued and outstanding)	$19.43

See Notes to Financial Statements.

44

PGIM Jennison Small-Cap Core Equity Fund

Statement of Operations

Year Ended July 31, 2021

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of $301 foreign withholding tax)	$155,067
Income from securities lending, net (including affiliated income of $400)	5,496
Affiliated dividend income	1,362

Total income	161,925

Expenses
Management fee	215,002
Custodian and accounting fees	47,174
Audit fee	26,188
Legal fees and expenses	20,126
Trustees’ fees	10,224
Shareholders’ reports	4,765
Transfer agent’s fees and expenses (including affiliated expense of $415)	565
SEC registration fees	293
Registration fees	250
Miscellaneous	16,756

Total expenses	341,343
Less: Fee waiver and/or expense reimbursement	(69,007)

Net expenses	272,336

Net investment income (loss)	(110,411)

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on investment transactions (including affiliated of $251)	7,351,681
Net change in unrealized appreciation (depreciation) on investments (including affiliated of $(438))	5,900,851

Net gain (loss) on investment transactions	13,252,532

Net Increase (Decrease) In Net Assets Resulting From Operations	$13,142,121

See Notes to Financial Statements.

PGIM Day One Underlying Funds	45

PGIM Jennison Small-Cap Core Equity Fund

Statements of Changes in Net Assets

	Year Ended July 31,

	2021	2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(110,411)	$(5,161)
Net realized gain (loss) on investment transactions	7,351,681	(351,664)
Net change in unrealized appreciation (depreciation) on investments	5,900,851	1,646,389

Net increase (decrease) in net assets resulting from operations	13,142,121	1,289,564

Dividends and Distributions
Distributions from distributable earnings
Class R6	(1,083,084)	—

Fund share transactions
Net proceeds from shares sold	5,375,200	6,847,970
Net asset value of shares issued in reinvestment of dividends and distributions	1,083,084	—
Cost of shares purchased	(7,190,963)	(4,069,959)

Net increase (decrease) in net assets from Fund share transactions	(732,679)	2,778,011

Total increase (decrease)	11,326,358	4,067,575

Net Assets:
Beginning of year	21,438,849	17,371,274

End of year	$32,765,207	$21,438,849

See Notes to Financial Statements.

46

PGIM Core Conservative Bond Fund

Schedule of Investments

as of July 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 97.7%

ASSET-BACKED SECURITY 0.2%

Credit Cards
Citibank Credit Card Issuance Trust,
Series 2018-A07, Class A7
(cost $117,771)	3.960%	10/13/30	100	$118,309

COMMERCIAL MORTGAGE-BACKED SECURITIES 5.5%
BANK,
Series 2020-BN29, Class A3	1.742	11/15/53	100	99,363
Barclays Commercial Mortgage Trust,
Series 2019-C04, Class A4	2.661	08/15/52	100	105,502
Benchmark Mortgage Trust,
Series 2018-B03, Class A3	3.746	04/10/51	30	32,393
Series 2020-B19, Class A3	1.787	09/15/53	175	177,888
Series 2020-B21, Class A4	1.704	12/17/53	100	99,495
Series 2021-B23, Class A4A1	1.823	02/15/54	200	199,869
Series 2021-B24, Class A4	2.264	03/15/54	200	206,135
CCUBS Commercial Mortgage Trust,
Series 2017-C01, Class A3	3.283(cc)	11/15/50	90	97,872
CD Mortgage Trust,
Series 2017-CD06, Class A3	3.104	11/13/50	40	41,882
Citigroup Commercial Mortgage Trust,
Series 2016-P06, Class A4	3.458	12/10/49	125	137,595
Series 2017-P08, Class A3	3.203	09/15/50	75	81,175
Commercial Mortgage Trust,
Series 2015-PC01, Class A4	3.620	07/10/50	154	157,980
Series 2016-DC02, Class A5	3.765	02/10/49	25	27,659
CSAIL Commercial Mortgage Trust,
Series 2016-C07, Class A4	3.210	11/15/49	43	46,580
GS Mortgage Securities Trust,
Series 2020-GC47, Class A4	2.125	05/12/53	100	102,192
JPMCC Commercial Mortgage Securities Trust,
Series 2019-COR04, Class A3	3.763	03/10/52	125	139,964
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2016-JP02, Class A3	2.559	08/15/49	19	20,303
Series 2016-JP04, Class A3	3.393	12/15/49	125	136,567
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C21, Class A3	3.077	03/15/48	66	69,651
Series 2016-C32, Class A3	3.459	12/15/49	125	137,145
Morgan Stanley Capital I Trust,
Series 2016-UB12, Class A3	3.337	12/15/49	125	133,794

See Notes to Financial Statements.

PGIM Day One Underlying Funds	47

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
Morgan Stanley Capital I Trust, (cont’d.)
Series 2021-L06, Class A3	2.196%	06/15/54	225	$230,449
UBS Commercial Mortgage Trust,
Series 2018-C08, Class A3	3.720	02/15/51	200	225,323
Series 2018-C09, Class ASB	4.090	03/15/51	60	66,831
Series 2018-C11, Class A3	4.312	06/15/51	75	83,452
Series 2018-C13, Class A3	4.069	10/15/51	200	224,141
Wells Fargo Commercial Mortgage Trust,
Series 2016-LC25, Class A3	3.374	12/15/59	125	136,018
Series 2017-C39, Class A3	2.878	09/15/50	100	104,357
Series 2020-C55, Class A4	2.474	02/15/53	125	130,593

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $3,300,547)				3,452,168

CORPORATE BONDS 26.5%

Aerospace & Defense 0.9%
Boeing Co. (The),
Sr. Unsec’d. Notes	2.196	02/04/26	45	45,388
Sr. Unsec’d. Notes	2.250	06/15/26	35	35,907
Sr. Unsec’d. Notes	2.700	02/01/27	20	20,784
Sr. Unsec’d. Notes	3.100	05/01/26	10	10,658
Sr. Unsec’d. Notes	3.600	05/01/34	30	32,014
Sr. Unsec’d. Notes	3.900	05/01/49	10	10,564
Sr. Unsec’d. Notes	4.508	05/01/23	45	47,808
Sr. Unsec’d. Notes	5.805	05/01/50	70	95,392
General Dynamics Corp.,
Gtd. Notes	3.250	04/01/25	60	65,173
Gtd. Notes	3.500	05/15/25	45	49,424
Lockheed Martin Corp.,
Sr. Unsec’d. Notes	2.900	03/01/25	25	26,860
Northrop Grumman Corp.,
Sr. Unsec’d. Notes	4.750	06/01/43	25	32,801
Raytheon Technologies Corp.,
Sr. Unsec’d. Notes	4.125	11/16/28	30	34,813
Teledyne FLIR LLC,
Sr. Unsec’d. Notes	2.500	08/01/30	5	5,149
Teledyne Technologies, Inc.,
Gtd. Notes	2.250	04/01/28	65	67,235

				579,970

See Notes to Financial Statements.

48

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Agriculture 0.2%
Altria Group, Inc.,
Gtd. Notes	3.400%	02/04/41	70	$67,830
Gtd. Notes	4.800	02/14/29	5	5,858
BAT Capital Corp. (United Kingdom),
Gtd. Notes	3.215	09/06/26	15	16,070
Gtd. Notes	3.557	08/15/27	30	32,482
Gtd. Notes	4.700	04/02/27	10	11,382
Philip Morris International, Inc.,
Sr. Unsec’d. Notes	1.125	05/01/23	10	10,141

				143,763

Airlines 0.2%
Southwest Airlines Co.,
Sr. Unsec’d. Notes	2.625	02/10/30	20	20,775
Sr. Unsec’d. Notes	4.750	05/04/23	40	42,844
Sr. Unsec’d. Notes	5.125	06/15/27	50	59,163
United Airlines 2012-1 Class A Pass-Through Trust,
Pass-Through Certificates	4.150	10/11/25	21	22,548

				145,330

Auto Manufacturers 0.4%
General Motors Co.,
Sr. Unsec’d. Notes	6.250	10/02/43	15	20,901
Sr. Unsec’d. Notes	6.600	04/01/36	10	13,844
Sr. Unsec’d. Notes	6.750	04/01/46	70	101,913
General Motors Financial Co., Inc.,
Gtd. Notes	4.000	01/15/25	80	87,311

				223,969

Banks 5.6%
Bank of America Corp.,
Sr. Unsec’d. Notes	2.687(ff)	04/22/32	150	156,645
Sr. Unsec’d. Notes, MTN	3.970(ff)	03/05/29	345	390,564
Sr. Unsec’d. Notes, MTN	4.083(ff)	03/20/51	65	78,596
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes	2.645(ff)	06/24/31	150	153,285

See Notes to Financial Statements.

PGIM Day One Underlying Funds	49

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)
Citigroup, Inc.,
Sr. Unsec’d. Notes	2.572%(ff)	06/03/31	70	$72,488
Sr. Unsec’d. Notes	2.666(ff)	01/29/31	35	36,570
Sr. Unsec’d. Notes	2.976(ff)	11/05/30	115	122,894
Sr. Unsec’d. Notes	3.400	05/01/26	45	49,530
Sr. Unsec’d. Notes	3.668(ff)	07/24/28	60	66,683
Sr. Unsec’d. Notes	3.980(ff)	03/20/30	30	34,240
Sr. Unsec’d. Notes	4.075(ff)	04/23/29	50	57,044
Sr. Unsec’d. Notes	4.650	07/30/45	40	52,253
Credit Suisse Group AG (Switzerland),
Sr. Unsec’d. Notes	4.550	04/17/26	100	113,645
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes, Series D	5.000	02/14/22	50	51,179
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes	1.992(ff)	01/27/32	70	69,049
Sr. Unsec’d. Notes	2.615(ff)	04/22/32	10	10,369
Sr. Unsec’d. Notes	3.814(ff)	04/23/29	100	112,634
Sr. Unsec’d. Notes	4.223(ff)	05/01/29	180	207,250
HSBC Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes	4.583(ff)	06/19/29	85	98,929
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes	2.522(ff)	04/22/31	35	36,424
Sr. Unsec’d. Notes	2.525(ff)	11/19/41	10	9,788
Sr. Unsec’d. Notes	2.580(ff)	04/22/32	35	36,432
Sr. Unsec’d. Notes	2.739(ff)	10/15/30	15	15,886
Sr. Unsec’d. Notes	3.509(ff)	01/23/29	260	288,609
Sr. Unsec’d. Notes	3.882(ff)	07/24/38	95	111,296
Sr. Unsec’d. Notes	4.452(ff)	12/05/29	65	76,407
Sub. Notes	3.875	09/10/24	60	65,358
Morgan Stanley,
Sr. Unsec’d. Notes	3.217(ff)	04/22/42	80	85,930
Sr. Unsec’d. Notes, GMTN	3.772(ff)	01/24/29	170	191,404
Sr. Unsec’d. Notes, GMTN	4.431(ff)	01/23/30	70	82,320
Sr. Unsec’d. Notes, MTN	1.794(ff)	02/13/32	40	38,904
Sr. Unsec’d. Notes, MTN	1.928(ff)	04/28/32	80	78,560
Natwest Group PLC (United Kingdom),
Sr. Unsec’d. Notes	4.269(ff)	03/22/25	30	32,580
PNC Financial Services Group, Inc. (The),
Sub. Notes	3.900	04/29/24	50	54,254

See Notes to Financial Statements.

50

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)
Truist Bank,
Sr. Unsec’d. Notes	2.750%	05/01/23	20	$20,829
Truist Financial Corp.,
Sr. Unsec’d. Notes	2.700	01/27/22	20	20,201
Wells Fargo & Co.,
Sr. Unsec’d. Notes	3.000	10/23/26	55	59,677
Sr. Unsec’d. Notes, MTN	2.572(ff)	02/11/31	55	57,577
Sr. Unsec’d. Notes, MTN	2.879(ff)	10/30/30	190	202,962

				3,499,245

Beverages 0.6%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev
Worldwide, Inc. (Belgium),
Gtd. Notes	4.700	02/01/36	20	24,880
Gtd. Notes	4.900	02/01/46	95	121,829
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes	4.750	01/23/29	90	108,161
Gtd. Notes	5.550	01/23/49	20	28,078
Constellation Brands, Inc.,
Gtd. Notes	3.700	12/06/26	20	22,327
Gtd. Notes	4.400	11/15/25	10	11,323
Sr. Unsec’d. Notes	2.250	08/01/31	10	10,085
PepsiCo, Inc.,
Sr. Unsec’d. Notes	2.750	03/05/22	75	76,134

				402,817

Biotechnology 0.3%
Amgen, Inc.,
Sr. Unsec’d. Notes	2.600	08/19/26	170	181,514
Gilead Sciences, Inc.,
Sr. Unsec’d. Notes	4.400	12/01/21	20	20,065
Regeneron Pharmaceuticals, Inc.,
Sr. Unsec’d. Notes	2.800	09/15/50	15	14,142

				215,721

See Notes to Financial Statements.

PGIM Day One Underlying Funds	51

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Building Materials 0.3%
Martin Marietta Materials, Inc.,
Sr. Unsec’d. Notes	2.400%	07/15/31	25	$25,684
Sr. Unsec’d. Notes, Series CB	2.500	03/15/30	30	30,971
Owens Corning,
Sr. Unsec’d. Notes	4.200	12/01/24	35	38,373
Sr. Unsec’d. Notes	4.300	07/15/47	35	41,634
Vulcan Materials Co.,
Sr. Unsec’d. Notes	4.500	06/15/47	25	31,013

				167,675

Chemicals 0.7%
Dow Chemical Co. (The),
Sr. Unsec’d. Notes	3.625	05/15/26	55	61,199
Sr. Unsec’d. Notes	4.625	10/01/44	20	25,160
DuPont de Nemours, Inc.,
Sr. Unsec’d. Notes	4.493	11/15/25	65	73,960
FMC Corp.,
Sr. Unsec’d. Notes	3.450	10/01/29	15	16,535
Sr. Unsec’d. Notes	4.500	10/01/49	25	30,735
LYB International Finance BV,
Gtd. Notes	4.875	03/15/44	40	51,042
LYB International Finance III LLC,
Gtd. Notes	2.250	10/01/30	5	5,098
Gtd. Notes	3.375	05/01/30	75	82,962
Gtd. Notes	3.375	10/01/40	5	5,344
Nutrien Ltd. (Canada),
Sr. Unsec’d. Notes	3.500	06/01/23	50	52,364
Sr. Unsec’d. Notes	5.250	01/15/45	25	33,940
Sherwin-Williams Co. (The),
Sr. Unsec’d. Notes	4.500	06/01/47	10	12,721

				451,060

Commercial Services 0.4%
Automatic Data Processing, Inc.,
Sr. Unsec’d. Notes	1.700	05/15/28	25	25,552
California Institute of Technology,
Sr. Unsec’d. Notes	3.650	09/01/2119	15	17,758

See Notes to Financial Statements.

52

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Commercial Services (cont’d.)
Cintas Corp. No. 2,
Gtd. Notes	3.700%	04/01/27	20	$22,485
Equifax, Inc.,
Sr. Unsec’d. Notes	2.600	12/01/24	30	31,639
IHS Markit Ltd.,
Sr. Unsec’d. Notes	4.125	08/01/23	5	5,322
Massachusetts Institute of Technology,
Sr. Unsec’d. Notes, Series F	2.989	07/01/50	35	38,887
President & Fellows of Harvard College,
Unsec’d. Notes	3.150	07/15/46	9	10,250
Trustees of the University of Pennsylvania (The),
Sr. Unsec’d. Notes	3.610	02/15/2119	5	5,946
Unsec’d. Notes, Series 2020	2.396	10/01/50	15	14,886
University of Southern California,
Unsec’d. Notes, Series 2017	3.841	10/01/47	10	12,413
Verisk Analytics, Inc.,
Sr. Unsec’d. Notes	4.125	09/12/22	20	20,793
Yale University,
Unsec’d. Notes, Series 2020	2.402	04/15/50	45	44,776

				250,707

Computers 0.4%
Apple, Inc.,
Sr. Unsec’d. Notes	3.250	02/23/26	130	142,945
Sr. Unsec’d. Notes	3.850	08/04/46	50	59,988
Genpact Luxembourg Sarl/Genpact USA, Inc.,
Gtd. Notes	1.750	04/10/26	35	35,495

				238,428

Diversified Financial Services 0.6%
Capital One Bank USA NA,
Sub. Notes	3.375	02/15/23	20	20,890
Discover Financial Services,
Sr. Unsec’d. Notes	4.100	02/09/27	20	22,717
GE Capital International Funding Co. Unlimited Co.,
Gtd. Notes	3.373	11/15/25	135	148,195
Jefferies Group LLC,
Sr. Unsec’d. Notes	2.750	10/15/32	55	56,569

See Notes to Financial Statements.

PGIM Day One Underlying Funds	53

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Diversified Financial Services (cont’d.)

Mastercard, Inc.,
Sr. Unsec’d. Notes	3.375%	04/01/24	20	$21,554
Private Export Funding Corp.,
U.S. Gov’t. Gtd. Notes, Series KK	3.550	01/15/24	25	26,888
U.S. Gov’t. Gtd. Notes, Series PP	1.400	07/15/28	45	45,568
Visa, Inc.,
Sr. Unsec’d. Notes	2.700	04/15/40	5	5,251

				347,632

Electric 2.9%

AEP Texas, Inc.,
Sr. Unsec’d. Notes	3.450	05/15/51	20	21,326
Sr. Unsec’d. Notes	3.800	10/01/47	30	33,614
Sr. Unsec’d. Notes, Series I	2.100	07/01/30	25	24,989
AEP Transmission Co. LLC,
Sr. Unsec’d. Notes	3.750	12/01/47	15	17,637
Alabama Power Co.,
Sr. Unsec’d. Notes	3.850	12/01/42	15	17,650
Ameren Illinois Co.,
Sr. Sec’d. Notes	4.150	03/15/46	30	37,311
Arizona Public Service Co.,
Sr. Unsec’d. Notes	2.600	08/15/29	10	10,636
Atlantic City Electric Co.,
First Mortgage	2.300	03/15/31	10	10,368
Berkshire Hathaway Energy Co.,
Sr. Unsec’d. Notes	6.125	04/01/36	80	114,576
CenterPoint Energy Houston Electric LLC,
General Ref. Mortgage	3.950	03/01/48	20	24,353
CenterPoint Energy, Inc.,
Sr. Unsec’d. Notes	2.950	03/01/30	25	26,797
Commonwealth Edison Co.,
First Mortgage	4.600	08/15/43	45	58,535
Dominion Energy South Carolina, Inc.,
First Mortgage	5.450	02/01/41	20	28,020
DTE Electric Co.,
General Ref. Mortgage	3.750	08/15/47	20	23,810
Duke Energy Carolinas LLC,
First Mortgage	4.250	12/15/41	15	18,539
First Ref. Mortgage	4.000	09/30/42	40	48,208

See Notes to Financial Statements.

54

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electric (cont’d.)

Duke Energy Corp.,
Sr. Unsec’d. Notes	2.650%	09/01/26	75	$80,038
Duke Energy Florida LLC,
First Mortgage	6.350	09/15/37	15	22,528
Duke Energy Indiana LLC,
First Mortgage, Series YYY	3.250	10/01/49	25	27,124
Emera US Finance LP (Canada),
Sr. Unsec’d. Notes, 144A	2.639	06/15/31	50	51,219
Entergy Louisiana LLC,
Collateral Trust	4.200	04/01/50	5	6,318
Entergy Texas, Inc.,
First Mortgage	1.750	03/15/31	50	48,769
Evergy Kansas Central, Inc.,
First Mortgage	4.125	03/01/42	15	18,197
Eversource Energy,
Sr. Unsec’d. Notes, Series R	1.650	08/15/30	15	14,652
Exelon Corp.,
Sr. Unsec’d. Notes	5.625	06/15/35	5	6,711
Florida Power & Light Co.,
First Mortgage	3.800	12/15/42	15	18,038
First Mortgage	5.250	02/01/41	25	35,036
Fortis, Inc. (Canada),
Sr. Unsec’d. Notes	3.055	10/04/26	7	7,587
Hydro-Quebec (Canada),
Local Gov’t. Gtd. Notes, Series IO	8.050	07/07/24	10	12,102
Louisville Gas & Electric Co.,
First Mortgage	5.125	11/15/40	5	6,586
Nevada Power Co.,
General Ref. Mortgage, Series R	6.750	07/01/37	10	14,946
NextEra Energy Capital Holdings, Inc.,
Gtd. Notes	2.750	11/01/29	30	32,072
Northern States Power Co.,
First Mortgage	3.600	09/15/47	10	11,677
Ohio Power Co.,
Sr. Unsec’d. Notes	4.000	06/01/49	20	24,249
Pacific Gas & Electric Co.,
First Mortgage	1.750	06/16/22	30	29,977
First Mortgage	3.950	12/01/47	40	37,504
First Mortgage	4.500	07/01/40	15	15,126

See Notes to Financial Statements.

PGIM Day One Underlying Funds	55

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electric (cont’d.)

PacifiCorp,
First Mortgage	2.700%	09/15/30	25	$26,696
First Mortgage	2.900	06/15/52	20	20,426
First Mortgage	5.250	06/15/35	45	60,176
First Mortgage	6.000	01/15/39	15	21,676
PECO Energy Co.,
First Mortgage	2.800	06/15/50	10	10,238
PPL Electric Utilities Corp.,
First Mortgage	4.125	06/15/44	15	18,475
First Mortgage	4.150	10/01/45	20	24,753
First Mortgage	6.250	05/15/39	10	14,835
PSEG Power LLC,
Gtd. Notes	3.850	06/01/23	140	148,240
Public Service Electric & Gas Co.,
First Mortgage, MTN	3.600	12/01/47	5	5,848
First Mortgage, MTN	3.650	09/01/28	30	34,246
First Ref. Mortgage, MTN	3.950	05/01/42	10	12,137
Puget Energy, Inc.,
Sr. Sec’d. Notes	3.650	05/15/25	20	21,681
Sr. Sec’d. Notes	4.100	06/15/30	35	39,707
Sr. Sec’d. Notes, 144A	2.379	06/15/28	5	5,113
San Diego Gas & Electric Co.,
First Mortgage, Series RRR	3.750	06/01/47	5	5,816
First Mortgage, Series UUU	3.320	04/15/50	25	27,426
Sempra Energy,
Sr. Unsec’d. Notes	4.000	02/01/48	15	17,246
Southern California Edison Co.,
First Ref. Mortgage	4.000	04/01/47	25	26,641
First Ref. Mortgage	4.650	10/01/43	40	46,239
First Ref. Mortgage, Series C	3.500	10/01/23	50	52,777
Tampa Electric Co.,
Sr. Unsec’d. Notes	4.450	06/15/49	15	19,565
Virginia Electric & Power Co.,
Sr. Unsec’d. Notes, Series A	6.000	05/15/37	20	28,387
Sr. Unsec’d. Notes, Series B	6.000	01/15/36	10	14,254
Xcel Energy, Inc.,
Sr. Unsec’d. Notes	0.500	10/15/23	20	20,023
Sr. Unsec’d. Notes	4.000	06/15/28	70	80,447

				1,839,893

See Notes to Financial Statements.

56

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electronics 0.1%

Agilent Technologies, Inc.,
Sr. Unsec’d. Notes	2.300%	03/12/31	50	$50,994

Foods 0.2%

Hormel Foods Corp.,
Sr. Unsec’d. Notes	0.650	06/03/24	30	30,100
Mondelez International, Inc.,
Sr. Unsec’d. Notes	2.750	04/13/30	25	26,717
Tyson Foods, Inc.,
Sr. Unsec’d. Notes	4.000	03/01/26	60	67,330

				124,147

Forest Products & Paper 0.0%

International Paper Co.,
Sr. Unsec’d. Notes	5.000	09/15/35	10	12,837

Gas 0.2%

Atmos Energy Corp.,
Sr. Unsec’d. Notes	3.375	09/15/49	10	11,130
NiSource, Inc.,
Sr. Unsec’d. Notes	4.800	02/15/44	15	19,255
Sr. Unsec’d. Notes	5.250	02/15/43	30	40,212
Southern Co. Gas Capital Corp.,
Gtd. Notes	4.400	06/01/43	25	30,397

				100,994

Healthcare-Products 0.1%

Abbott Laboratories,
Sr. Unsec’d. Notes	4.900	11/30/46	5	7,007
Stryker Corp.,
Sr. Unsec’d. Notes	3.375	05/15/24	10	10,721
Sr. Unsec’d. Notes	3.375	11/01/25	10	10,951
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes	4.133	03/25/25	10	11,099

				39,778

See Notes to Financial Statements.

PGIM Day One Underlying Funds	57

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Healthcare-Services 1.5%

Advocate Health & Hospitals Corp.,
Sr. Unsec’d. Notes	3.387%	10/15/49	15	$17,066
Aetna, Inc.,
Sr. Unsec’d. Notes	2.750	11/15/22	50	51,238
AHS Hospital Corp.,
Sr. Unsec’d. Notes, Series 2021	2.780	07/01/51	10	10,149
Anthem, Inc.,
Sr. Unsec’d. Notes	3.650	12/01/27	90	101,432
Sr. Unsec’d. Notes	4.625	05/15/42	30	38,025
Ascension Health,
Sr. Unsec’d. Notes, Series B	2.532	11/15/29	15	16,031
Unsec’d. Notes	4.847	11/15/53	15	21,616
Baylor Scott & White Holdings,
Unsec’d. Notes, Series 2021	1.777	11/15/30	30	29,924
Children’s Health System of Texas,
Unsec’d. Notes	2.511	08/15/50	10	9,610
Children’s Hospital Corp. (The),
Gtd. Notes, Series 2017	4.115	01/01/47	10	13,049
CommonSpirit Health,
Sr. Sec’d. Notes	2.760	10/01/24	20	21,070
HCA, Inc.,
Sr. Sec’d. Notes	3.500	07/15/51	40	41,261
Kaiser Foundation Hospitals,
Gtd. Notes	4.150	05/01/47	20	25,462
Unsec’d. Notes, Series 2021	2.810	06/01/41	70	73,345
Memorial Sloan-Kettering Cancer Center,
Sr. Unsec’d. Notes	5.000	07/01/42	30	41,650
Unsec’d. Notes, Series 2020	2.955	01/01/50	10	10,535
Methodist Hospital (The),
Unsec’d. Notes, Series 20A	2.705	12/01/50	25	25,121
Mount Sinai Hospitals Group, Inc.,
Sec’d. Notes, Series 2019	3.737	07/01/49	10	11,237
New York & Presbyterian Hospital (The),
Unsec’d. Notes	4.024	08/01/45	45	56,938
NYU Langone Hospitals,
Sec’d. Notes	4.368	07/01/47	15	18,748
PeaceHealth Obligated Group,
Sr. Unsec’d. Notes, Series 2020	1.375	11/15/25	5	5,086
Providence St. Joseph Health Obligated Group,
Unsec’d. Notes, Series 19A	2.532	10/01/29	10	10,619

See Notes to Financial Statements.

58

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Healthcare-Services (cont’d.)

Providence St. Joseph Health Obligated Group, (cont’d.)
Unsec’d. Notes, Series H	2.746%	10/01/26	30	$32,260
Stanford Health Care,
Unsec’d. Notes	3.027	08/15/51	30	31,898
Unsec’d. Notes, Series 2018	3.795	11/15/48	15	18,147
Sutter Health,
Unsec’d. Notes, Series 2018	4.091	08/15/48	45	55,555
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes	3.050	05/15/41	30	32,192
Sr. Unsec’d. Notes	3.750	07/15/25	90	100,366
Sr. Unsec’d. Notes	4.250	06/15/48	25	31,751

				951,381

Insurance 0.6%

American International Group, Inc.,
Sr. Unsec’d. Notes	4.500	07/16/44	90	112,374
Arch Capital Finance LLC,
Gtd. Notes	4.011	12/15/26	45	51,221
Chubb Corp. (The),
Gtd. Notes	6.000	05/11/37	20	29,463
CNA Financial Corp.,
Sr. Unsec’d. Notes	3.900	05/01/29	25	28,526
Sr. Unsec’d. Notes	3.950	05/15/24	35	37,940
Everest Reinsurance Holdings, Inc.,
Sr. Unsec’d. Notes	3.500	10/15/50	25	27,405
Lincoln National Corp.,
Sr. Unsec’d. Notes	3.050	01/15/30	5	5,427
Loews Corp.,
Sr. Unsec’d. Notes	3.200	05/15/30	15	16,437
Markel Corp.,
Sr. Unsec’d. Notes	4.150	09/17/50	15	17,858
Sr. Unsec’d. Notes	4.300	11/01/47	15	18,130

				344,781

Iron/Steel 0.0%

Steel Dynamics, Inc.,
Sr. Unsec’d. Notes	2.400	06/15/25	10	10,503

See Notes to Financial Statements.

PGIM Day One Underlying Funds	59

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Lodging 0.1%

Marriott International, Inc.,
Sr. Unsec’d. Notes	3.600%	04/15/24	5	$5,334
Sr. Unsec’d. Notes, Series R	3.125	06/15/26	45	48,181

				53,515

Machinery-Diversified 0.2%

John Deere Capital Corp.,
Sr. Unsec’d. Notes	2.800	01/27/23	10	10,379
Sr. Unsec’d. Notes, MTN	2.650	06/24/24	10	10,624
Sr. Unsec’d. Notes, MTN	2.800	03/06/23	30	31,231
Westinghouse Air Brake Technologies Corp.,
Gtd. Notes	3.450	11/15/26	60	64,609
Gtd. Notes	4.950	09/15/28	30	35,162

				152,005

Media 1.0%

Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes	3.700	04/01/51	110	111,039
Sr. Sec’d. Notes	3.900	06/01/52	5	5,186
Sr. Sec’d. Notes	4.800	03/01/50	15	17,635
Sr. Sec’d. Notes	5.375	04/01/38	45	56,225
Sr. Sec’d. Notes	6.484	10/23/45	50	70,412
Comcast Corp.,
Gtd. Notes	3.450	02/01/50	40	44,454
Gtd. Notes	3.750	04/01/40	10	11,560
Gtd. Notes	4.600	08/15/45	55	70,388
Gtd. Notes	4.650	07/15/42	15	19,181
Discovery Communications LLC,
Gtd. Notes	4.000	09/15/55	76	81,684
Gtd. Notes	4.125	05/15/29	10	11,394
Gtd. Notes	5.300	05/15/49	30	38,534
ViacomCBS, Inc.,
Sr. Unsec’d. Notes	3.875	04/01/24	20	21,492
Sr. Unsec’d. Notes	5.850	09/01/43	20	27,828

See Notes to Financial Statements.

60

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Media (cont’d.)

Walt Disney Co. (The),
Gtd. Notes	7.300%	04/30/28	40	$54,349

				641,361

Mining 0.5%

Barrick North America Finance LLC (Canada),
Gtd. Notes	5.700	05/30/41	50	70,115
Gtd. Notes	5.750	05/01/43	30	43,112
Barrick PD Australia Finance Pty Ltd. (Canada),
Gtd. Notes	5.950	10/15/39	20	28,192
Kinross Gold Corp. (Canada),
Gtd. Notes	4.500	07/15/27	65	74,650
Newmont Corp.,
Gtd. Notes	2.250	10/01/30	20	20,339
Gtd. Notes	2.800	10/01/29	40	42,568
Gtd. Notes	5.450	06/09/44	15	20,995

				299,971

Miscellaneous Manufacturing 0.1%

Pentair Finance Sarl,
Gtd. Notes	4.500	07/01/29	15	17,593
Textron, Inc.,
Sr. Unsec’d. Notes	2.450	03/15/31	55	56,192

				73,785

Oil & Gas 0.8%

Chevron Corp.,
Sr. Unsec’d. Notes	3.078	05/11/50	5	5,279
Chevron USA, Inc.,
Gtd. Notes	6.000	03/01/41	20	29,835
ConocoPhillips,
Gtd. Notes, 144A	2.400	02/15/31	15	15,577
Gtd. Notes, 144A	3.750	10/01/27	35	39,688
Gtd. Notes, 144A	4.300	08/15/28	55	64,398
ConocoPhillips Co.,
Gtd. Notes	4.950	03/15/26	30	34,957

See Notes to Financial Statements.

PGIM Day One Underlying Funds	61

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)

Devon Energy Corp.,
Sr. Unsec’d. Notes	5.600%	07/15/41	10	$12,491
Diamondback Energy, Inc.,
Gtd. Notes	3.125	03/24/31	45	47,217
Gtd. Notes	3.500	12/01/29	35	37,902
Ecopetrol SA (Colombia),
Sr. Unsec’d. Notes	5.375	06/26/26	30	32,877
EOG Resources, Inc.,
Sr. Unsec’d. Notes	3.900	04/01/35	25	29,371
Equinor ASA (Norway),
Gtd. Notes	3.700	04/06/50	20	23,592
Exxon Mobil Corp.,
Sr. Unsec’d. Notes	4.114	03/01/46	15	18,187
Pioneer Natural Resources Co.,
Sr. Unsec’d. Notes	1.900	08/15/30	40	38,867
Sr. Unsec’d. Notes	2.150	01/15/31	20	19,769
TotalEnergies Capital International SA (France),
Gtd. Notes	2.829	01/10/30	25	27,125
Valero Energy Corp.,
Sr. Unsec’d. Notes	4.000	04/01/29	20	22,410

				499,542

Oil & Gas Services 0.1%

Halliburton Co.,
Sr. Unsec’d. Notes	4.750	08/01/43	25	29,106

Packaging & Containers 0.1%

Berry Global, Inc.,
Sr. Sec’d. Notes, 144A	0.950	02/15/24	35	35,098
Sr. Sec’d. Notes, 144A	1.570	01/15/26	55	55,405

				90,503

Pharmaceuticals 2.2%

AbbVie, Inc.,
Sr. Unsec’d. Notes	3.200	11/21/29	20	22,000
Sr. Unsec’d. Notes	4.250	11/21/49	105	128,734
Sr. Unsec’d. Notes	4.550	03/15/35	40	49,331
Sr. Unsec’d. Notes	4.700	05/14/45	50	63,398

See Notes to Financial Statements.

62

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pharmaceuticals (cont’d.)

Astrazeneca Finance LLC (United Kingdom),
Gtd. Notes	2.250%	05/28/31	15	$15,579
Becton, Dickinson & Co.,
Sr. Unsec’d. Notes	3.734	12/15/24	32	34,830
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes	4.250	10/26/49	20	25,815
Cigna Corp.,
Gtd. Notes	4.500	02/25/26	120	137,068
Gtd. Notes	4.900	12/15/48	15	19,898
Sr. Unsec’d. Notes	2.375	03/15/31	20	20,675
Sr. Unsec’d. Notes	2.400	03/15/30	20	20,797
Sr. Unsec’d. Notes	3.400	03/15/50	45	48,398
CVS Health Corp.,
Sr. Unsec’d. Notes	4.300	03/25/28	37	42,842
Sr. Unsec’d. Notes	4.780	03/25/38	35	43,950
Sr. Unsec’d. Notes	5.050	03/25/48	25	33,292
Sr. Unsec’d. Notes	5.125	07/20/45	40	52,971
GlaxoSmithKline Capital PLC (United Kingdom),
Gtd. Notes	2.850	05/08/22	45	45,915
Johnson & Johnson,
Sr. Unsec’d. Notes	3.625	03/03/37	35	41,509
Merck & Co., Inc.,
Sr. Unsec’d. Notes	2.400	09/15/22	100	101,926
Sr. Unsec’d. Notes	3.400	03/07/29	15	16,995
Mylan, Inc.,
Gtd. Notes	4.200	11/29/23	30	32,149
Gtd. Notes	5.200	04/15/48	75	93,891
Pfizer, Inc.,
Sr. Unsec’d. Notes	2.550	05/28/40	25	25,659
Takeda Pharmaceutical Co. Ltd. (Japan),
Sr. Unsec’d. Notes	2.050	03/31/30	135	135,702
Viatris, Inc.,
Gtd. Notes, 144A	3.850	06/22/40	20	21,808
Gtd. Notes, 144A	4.000	06/22/50	45	48,685
Wyeth LLC,
Gtd. Notes	6.450	02/01/24	50	57,456

				1,381,273

See Notes to Financial Statements.

PGIM Day One Underlying Funds	63

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pipelines 1.6%

Energy Transfer LP,
Sr. Unsec’d. Notes	3.900%	07/15/26	50	$55,033
Sr. Unsec’d. Notes	4.200	04/15/27	30	33,486
Sr. Unsec’d. Notes	4.750	01/15/26	40	45,139
Sr. Unsec’d. Notes	4.900	03/15/35	30	35,002
Sr. Unsec’d. Notes	5.300	04/15/47	10	11,831
Sr. Unsec’d. Notes	5.350	05/15/45	5	5,906
Sr. Unsec’d. Notes	6.000	06/15/48	15	19,136
Sr. Unsec’d. Notes	6.625	10/15/36	10	13,323
Enterprise Products Operating LLC,
Gtd. Notes	4.850	03/15/44	110	137,815
Kinder Morgan, Inc.,
Gtd. Notes	3.250	08/01/50	5	4,953
Magellan Midstream Partners LP,
Sr. Unsec’d. Notes	3.250	06/01/30	20	21,833
Sr. Unsec’d. Notes	3.950	03/01/50	30	33,063
Sr. Unsec’d. Notes	4.200	10/03/47	10	11,318
MPLX LP,
Sr. Unsec’d. Notes	4.125	03/01/27	10	11,273
Sr. Unsec’d. Notes	4.500	07/15/23	20	21,339
Sr. Unsec’d. Notes	4.500	04/15/38	20	23,142
Sr. Unsec’d. Notes	4.700	04/15/48	50	59,023
Sr. Unsec’d. Notes	4.800	02/15/29	60	70,977
ONEOK Partners LP,
Gtd. Notes	3.375	10/01/22	35	35,907
ONEOK, Inc.,
Gtd. Notes	3.100	03/15/30	100	105,984
Gtd. Notes	4.450	09/01/49	20	22,727
Gtd. Notes	4.950	07/13/47	10	11,964
Phillips 66 Partners LP,
Sr. Unsec’d. Notes	3.750	03/01/28	10	11,032
Sr. Unsec’d. Notes	4.900	10/01/46	25	29,751
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes	3.550	12/15/29	25	26,727
Sr. Unsec’d. Notes	3.800	09/15/30	5	5,419
Transcontinental Gas Pipe Line Co. LLC,
Sr. Unsec’d. Notes	3.250	05/15/30	45	49,064
Sr. Unsec’d. Notes	4.600	03/15/48	25	30,691

See Notes to Financial Statements.

64

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pipelines (cont’d.)

Williams Cos., Inc. (The),
Sr. Unsec’d. Notes	3.750%	06/15/27	30	$33,511
Sr. Unsec’d. Notes	4.850	03/01/48	5	6,174

				982,543

Real Estate Investment Trusts (REITs) 0.7%

Boston Properties LP,
Sr. Unsec’d. Notes	3.850	02/01/23	20	20,827
Essex Portfolio LP,
Gtd. Notes	1.700	03/01/28	15	15,024
Healthpeak Properties, Inc.,
Sr. Unsec’d. Notes	3.000	01/15/30	20	21,662
Kimco Realty Corp.,
Sr. Unsec’d. Notes	1.900	03/01/28	25	25,262
Realty Income Corp.,
Sr. Unsec’d. Notes	3.000	01/15/27	10	10,910
Simon Property Group LP,
Sr. Unsec’d. Notes	2.450	09/13/29	20	20,821
Sr. Unsec’d. Notes	3.375	10/01/24	70	75,504
Sr. Unsec’d. Notes	3.500	09/01/25	5	5,485
Sr. Unsec’d. Notes	3.750	02/01/24	10	10,708
Spirit Realty LP,
Gtd. Notes	2.700	02/15/32	25	25,413
Ventas Realty LP,
Gtd. Notes	3.850	04/01/27	15	16,917
VEREIT Operating Partnership LP,
Gtd. Notes	3.100	12/15/29	45	48,877
Welltower, Inc.,
Sr. Unsec’d. Notes	2.700	02/15/27	10	10,686
Weyerhaeuser Co.,
Sr. Unsec’d. Notes	4.000	04/15/30	65	74,770
WP Carey, Inc.,
Sr. Unsec’d. Notes	2.250	04/01/33	35	34,460

				417,326

Retail 0.4%

AutoZone, Inc.,
Sr. Unsec’d. Notes	1.650	01/15/31	5	4,831

See Notes to Financial Statements.

PGIM Day One Underlying Funds	65

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Retail (cont’d.)

AutoZone, Inc., (cont’d.)
Sr. Unsec’d. Notes	3.750%	04/18/29	30	$33,957
Dollar Tree, Inc.,
Sr. Unsec’d. Notes	4.200	05/15/28	15	17,217
Home Depot, Inc. (The),
Sr. Unsec’d. Notes	3.750	02/15/24	110	118,439
Sr. Unsec’d. Notes	3.900	06/15/47	25	30,299
Lowe’s Cos., Inc.,
Sr. Unsec’d. Notes	3.100	05/03/27	20	21,985
McDonald’s Corp.,
Sr. Unsec’d. Notes, MTN	3.700	01/30/26	5	5,571
Sr. Unsec’d. Notes, MTN	4.700	12/09/35	25	31,602
O’Reilly Automotive, Inc.,
Sr. Unsec’d. Notes	1.750	03/15/31	15	14,688

				278,589

Semiconductors 0.3%

Broadcom, Inc.,
Gtd. Notes	3.150	11/15/25	13	13,974
Gtd. Notes	4.110	09/15/28	80	90,293
Gtd. Notes, 144A	3.500	02/15/41	25	25,977
Sr. Unsec’d. Notes, 144A	3.419	04/15/33	62	66,359

				196,603

Software 0.5%

Fidelity National Information Services, Inc.,
Sr. Unsec’d. Notes	3.100	03/01/41	15	15,752
Fiserv, Inc.,
Sr. Unsec’d. Notes	2.750	07/01/24	5	5,294
Sr. Unsec’d. Notes	3.850	06/01/25	15	16,529
Intuit, Inc.,
Sr. Unsec’d. Notes	1.350	07/15/27	5	5,044
Microsoft Corp.,
Sr. Unsec’d. Notes	2.921	03/17/52	42	45,316
Oracle Corp.,
Sr. Unsec’d. Notes	2.800	04/01/27	85	90,911
Sr. Unsec’d. Notes	2.950	05/15/25	85	90,744

See Notes to Financial Statements.

66

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Software (cont’d.)

ServiceNow, Inc.,
Sr. Unsec’d. Notes	1.400%	09/01/30	30	$28,656

				298,246

Telecommunications 1.4%

AT&T, Inc.,
Sr. Unsec’d. Notes	1.700	03/25/26	100	101,534
Sr. Unsec’d. Notes	3.500	06/01/41	110	116,598
Sr. Unsec’d. Notes, 144A	2.550	12/01/33	54	54,473
Sr. Unsec’d. Notes, 144A	3.550	09/15/55	85	87,861
Sr. Unsec’d. Notes, 144A	3.800	12/01/57	30	31,962
T-Mobile USA, Inc.,
Sr. Sec’d. Notes	2.050	02/15/28	50	51,269
Sr. Sec’d. Notes	3.000	02/15/41	100	100,984
Sr. Sec’d. Notes	3.875	04/15/30	15	16,950
Verizon Communications, Inc.,
Sr. Unsec’d. Notes	2.650	11/20/40	10	9,782
Sr. Unsec’d. Notes	3.400	03/22/41	45	48,607
Sr. Unsec’d. Notes	4.016	12/03/29	60	69,400
Sr. Unsec’d. Notes	4.522	09/15/48	148	187,159

				876,579

Transportation 0.3%

Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes	3.750	04/01/24	75	80,924
CSX Corp.,
Sr. Unsec’d. Notes	3.800	03/01/28	40	45,438
Sr. Unsec’d. Notes	3.800	04/15/50	10	11,705
Union Pacific Corp.,
Sr. Unsec’d. Notes	3.000	04/15/27	20	21,837
Sr. Unsec’d. Notes	3.250	02/05/50	30	32,264
Sr. Unsec’d. Notes	3.600	09/15/37	10	11,417
Sr. Unsec’d. Notes, 144A	3.799	04/06/71	5	5,770

				209,355

TOTAL CORPORATE BONDS
(cost $15,630,354)				16,621,927

See Notes to Financial Statements.

PGIM Day One Underlying Funds	67

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS 1.0%

Arizona 0.1%

Salt River Project Agricultural Improvement & Power District,
Revenue Bonds, BABs	4.839%	01/01/41	35	$47,332

California 0.4%

Bay Area Toll Authority,
Revenue Bonds, BABs, Series F2	6.263	04/01/49	90	148,413
Taxable, Revenue Bonds	2.574	04/01/31	15	16,103
Los Angeles Department of Water & Power, Power System Revenue,
Revenue Bonds, BABs	5.716	07/01/39	20	28,805
State of California,
General Obligation Unlimited, Taxable, BABs	7.550	04/01/39	30	51,838

				245,159

Illinois 0.0%

State of Illinois,
General Obligation Unlimited, Taxable	5.100	06/01/33	25	29,810

Michigan 0.1%

Michigan Finance Authority,
Taxable, Revenue Bonds	3.384	12/01/40	15	16,980
University of Michigan,
Taxable, Revenue Bonds, Series B	2.437	04/01/40	25	25,897

				42,877

New Jersey 0.1%

New Jersey Turnpike Authority,
Taxable, Revenue Bonds, BABs, Series F	7.414	01/01/40	60	101,143

New York 0.1%

New York State Dormitory Authority,
Taxable, Revenue Bonds, Series C	2.202	03/15/34	30	30,743
Port Authority of New York & New Jersey,
Revenue Bonds	4.458	10/01/62	15	20,600

				51,343

See Notes to Financial Statements.

68

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Ohio 0.1%

JobsOhio Beverage System,
Taxable, Revenue Bonds, Series A	2.833%	01/01/38	5	$5,271
Ohio State University (The),
Taxable, Revenue Bonds, Series A	4.048	12/01/56	12	15,842
Taxable, Revenue Bonds, Series A	4.800	06/01/2111	25	36,710
Taxable, Revenue Bonds, BABs, Series C	4.910	06/01/40	10	13,720

				71,543

Texas 0.0%

Texas Private Activity Bond Surface Transportation Corp.,
Taxable, Revenue Bonds, Series B	3.922	12/31/49	15	17,234

Virginia 0.1%

University of Virginia,
Taxable, Revenue Bonds, Series B	2.584	11/01/51	40	40,873

TOTAL MUNICIPAL BONDS
(cost $573,139)				647,314

SOVEREIGN BONDS 1.7%
Hungary Government International Bond (Hungary),
Sr. Unsec’d. Notes	7.625	03/29/41	16	26,942
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes	3.500	01/11/28	200	219,980
Israel Government International Bond (Israel),
Sr. Unsec’d. Notes	2.875	03/16/26	225	242,966
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes	4.000	10/02/23	20	21,592
Sr. Unsec’d. Notes	4.500	04/22/29	200	227,832
Sr. Unsec’d. Notes, MTN	4.750	03/08/44	66	73,172
Philippine Government International Bond (Philippines),
Sr. Unsec’d. Notes	7.750	01/14/31	100	147,806
Province of Quebec (Canada),
Debentures, Series NN	7.125	02/09/24	40	46,574
Uruguay Government International Bond (Uruguay),
Sr. Unsec’d. Notes	4.975	04/20/55	10	12,933

See Notes to Financial Statements.

PGIM Day One Underlying Funds	69

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2021

			Principal
	Interest	Maturity	Amount
Description	Rate	Date	(000)#	Value

SOVEREIGN BONDS (Continued)
Uruguay Government International Bond (Uruguay), (cont’d.) Sr. Unsec’d. Notes	5.100%	06/18/50	55	$72,134

TOTAL SOVEREIGN BONDS
(cost $1,064,040)				1,091,931

U.S. GOVERNMENT AGENCY OBLIGATIONS 27.9%
Federal Home Loan Bank	3.250	11/16/28	70	80,560
Federal Home Loan Mortgage Corp.	0.375	05/05/23	105	105,385
Federal Home Loan Mortgage Corp.	1.500	10/01/50	241	239,190
Federal Home Loan Mortgage Corp.	2.000	01/01/32	42	44,014
Federal Home Loan Mortgage Corp.	2.000	12/01/50	478	487,615
Federal Home Loan Mortgage Corp.	2.500	07/01/31	110	116,429
Federal Home Loan Mortgage Corp.	2.500	04/01/51	312	325,463
Federal Home Loan Mortgage Corp.	2.500	06/01/51	495	516,368
Federal Home Loan Mortgage Corp.	3.000	02/01/32	31	33,141
Federal Home Loan Mortgage Corp.	3.000	02/01/32	35	37,704
Federal Home Loan Mortgage Corp.	3.000	01/01/37	12	12,921
Federal Home Loan Mortgage Corp.	3.000	12/01/37	18	19,106
Federal Home Loan Mortgage Corp.	3.000	12/01/42	107	114,713
Federal Home Loan Mortgage Corp.	3.000	11/01/46	34	36,418
Federal Home Loan Mortgage Corp.	3.000	01/01/47	215	228,787
Federal Home Loan Mortgage Corp.	3.000	03/01/47	143	151,240
Federal Home Loan Mortgage Corp.	3.000	12/01/47	89	93,142
Federal Home Loan Mortgage Corp.	3.000	12/01/47	141	148,715
Federal Home Loan Mortgage Corp.	3.500	11/01/37	20	21,414
Federal Home Loan Mortgage Corp.	3.500	06/01/42	29	31,318
Federal Home Loan Mortgage Corp.	3.500	04/01/46	41	44,505
Federal Home Loan Mortgage Corp.	3.500	11/01/47	55	58,400
Federal Home Loan Mortgage Corp.	3.500	11/01/47	70	74,729
Federal Home Loan Mortgage Corp.	3.500	02/01/48	199	211,876
Federal Home Loan Mortgage Corp.	3.500	04/01/48	450	477,786
Federal Home Loan Mortgage Corp.	4.000	10/01/45	37	40,443
Federal Home Loan Mortgage Corp.	4.000	05/01/46	77	83,093
Federal Home Loan Mortgage Corp.	4.000	03/01/47	45	48,639
Federal Home Loan Mortgage Corp.	4.000	01/01/48	72	77,593
Federal Home Loan Mortgage Corp.	4.500	07/01/47	79	86,358
Federal Home Loan Mortgage Corp.	4.500	12/01/48	23	24,518
Federal Home Loan Mortgage Corp.	6.250	07/15/32	30	44,853
Federal National Mortgage Assoc.	0.500	06/17/25	50	49,928
Federal National Mortgage Assoc.	0.500	11/07/25	30	29,875
Federal National Mortgage Assoc.	0.625	04/22/25	15	15,072

See Notes to Financial Statements.

70

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2021

			Principal
	Interest	Maturity	Amount
Description	Rate	Date	(000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Federal National Mortgage Assoc.	0.750%	10/08/27	110	$108,878
Federal National Mortgage Assoc.	0.875	08/05/30	50	48,192
Federal National Mortgage Assoc.	1.500	10/01/50	254	252,034
Federal National Mortgage Assoc.	1.500	02/01/51	246	244,038
Federal National Mortgage Assoc.	2.000	07/01/40	233	238,697
Federal National Mortgage Assoc.	2.000	01/01/41	494	509,659
Federal National Mortgage Assoc.	2.000	05/01/41	480	493,386
Federal National Mortgage Assoc.	2.000	09/01/50	371	378,451
Federal National Mortgage Assoc.	2.000	12/01/50	184	188,244
Federal National Mortgage Assoc.	2.000	01/01/51	341	347,798
Federal National Mortgage Assoc.	2.500	02/05/24	95	100,298
Federal National Mortgage Assoc.	2.500	06/01/28	97	101,735
Federal National Mortgage Assoc.	2.500	01/01/32	104	109,756
Federal National Mortgage Assoc.	2.500	06/01/41	324	338,848
Federal National Mortgage Assoc.	2.500	02/01/43	44	45,784
Federal National Mortgage Assoc.	2.500	09/01/46	40	41,762
Federal National Mortgage Assoc.	2.500	09/01/46	80	83,159
Federal National Mortgage Assoc.	2.500	05/01/50	228	237,418
Federal National Mortgage Assoc.	2.500	08/01/50	438	456,788
Federal National Mortgage Assoc.	2.500	10/01/50	531	553,023
Federal National Mortgage Assoc.	2.500	04/01/51	431	449,159
Federal National Mortgage Assoc.	2.500	08/01/51	120	125,631
Federal National Mortgage Assoc.	3.000	TBA	750	784,541
Federal National Mortgage Assoc.	3.000	11/01/28	59	62,623
Federal National Mortgage Assoc.	3.000	01/01/30	119	126,562
Federal National Mortgage Assoc.	3.000	12/01/36	38	40,368
Federal National Mortgage Assoc.	3.000	10/01/42	20	21,700
Federal National Mortgage Assoc.	3.000	02/01/43	238	254,551
Federal National Mortgage Assoc.	3.000	04/01/43	64	67,944
Federal National Mortgage Assoc.	3.000	08/01/43	177	189,198
Federal National Mortgage Assoc.	3.000	01/01/47	216	228,891
Federal National Mortgage Assoc.	3.000	02/01/47	145	153,353
Federal National Mortgage Assoc.	3.000	01/01/50	134	140,096
Federal National Mortgage Assoc.	3.500	08/01/31	38	41,005
Federal National Mortgage Assoc.	3.500	10/01/32	20	21,579
Federal National Mortgage Assoc.	3.500	06/01/33	29	31,083
Federal National Mortgage Assoc.	3.500	01/01/42	93	100,978
Federal National Mortgage Assoc.	3.500	03/01/42	86	92,986
Federal National Mortgage Assoc.	3.500	10/01/42	236	256,237
Federal National Mortgage Assoc.	3.500	11/01/42	64	70,277
Federal National Mortgage Assoc.	3.500	08/01/43	82	89,883
Federal National Mortgage Assoc.	3.500	03/01/45	141	152,539

See Notes to Financial Statements.

PGIM Day One Underlying Funds	71

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Federal National Mortgage Assoc.	3.500%	01/01/46	29	$31,139
Federal National Mortgage Assoc.	3.500	12/01/46	275	293,737
Federal National Mortgage Assoc.	3.500	01/01/47	63	67,963
Federal National Mortgage Assoc.	3.500	09/01/47	98	106,061
Federal National Mortgage Assoc.	4.000	01/01/41	156	171,376
Federal National Mortgage Assoc.	4.000	04/01/41	92	101,362
Federal National Mortgage Assoc.	4.000	02/01/47	109	117,253
Federal National Mortgage Assoc.	4.000	04/01/48	186	198,137
Federal National Mortgage Assoc.	4.000	12/01/48	174	186,252
Federal National Mortgage Assoc.	4.000	03/01/49	368	392,225
Federal National Mortgage Assoc.	4.500	03/01/41	87	96,136
Federal National Mortgage Assoc.	4.500	02/01/44	81	89,067
Federal National Mortgage Assoc.	4.500	01/01/45	84	94,011
Federal National Mortgage Assoc.	4.500	04/01/48	71	75,824
Federal National Mortgage Assoc.	4.500	05/01/48	18	19,603
Federal National Mortgage Assoc.	4.500	08/01/48	25	26,735
Federal National Mortgage Assoc.	4.500	02/01/49	21	22,507
Federal National Mortgage Assoc.	5.000	11/01/35	108	122,777
Federal National Mortgage Assoc.	5.000	06/01/40	23	26,040
Federal National Mortgage Assoc.	5.000	03/01/42	50	56,612
Federal National Mortgage Assoc.	6.625	11/15/30	15	21,952
Government National Mortgage Assoc.	2.500	TBA	500	518,809
Government National Mortgage Assoc.	2.500	03/20/43	10	10,594
Government National Mortgage Assoc.	2.500	12/20/46	19	20,083
Government National Mortgage Assoc.	3.000	01/20/43	92	98,504
Government National Mortgage Assoc.	3.000	04/20/45	41	43,719
Government National Mortgage Assoc.	3.000	07/20/46	76	80,201
Government National Mortgage Assoc.	3.000	09/20/46	78	82,370
Government National Mortgage Assoc.	3.000	11/20/46	55	57,700
Government National Mortgage Assoc.	3.000	03/20/49	111	116,610
Government National Mortgage Assoc.	3.500	12/20/42	190	204,206
Government National Mortgage Assoc.	3.500	01/20/44	54	58,276
Government National Mortgage Assoc.	3.500	04/20/45	31	32,876
Government National Mortgage Assoc.	3.500	07/20/46	140	149,167
Government National Mortgage Assoc.	3.500	08/20/46	211	225,108
Government National Mortgage Assoc.	3.500	09/20/46	33	35,201
Government National Mortgage Assoc.	3.500	06/20/47	83	88,124
Government National Mortgage Assoc.	3.500	07/20/47	93	98,304
Government National Mortgage Assoc.	3.500	11/20/47	62	66,273
Government National Mortgage Assoc.	4.000	12/20/45	91	98,520
Government National Mortgage Assoc.	4.000	10/20/46	6	5,960
Government National Mortgage Assoc.	4.000	03/20/47	47	50,880

See Notes to Financial Statements.

72

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Government National Mortgage Assoc.	4.000%	07/20/47	63	$67,236
Government National Mortgage Assoc.	4.000	09/20/47	159	170,250
Government National Mortgage Assoc.	4.000	03/20/49	27	28,690
Government National Mortgage Assoc.	4.500	04/20/41	17	18,919
Government National Mortgage Assoc.	4.500	03/20/44	45	50,608
Government National Mortgage Assoc.	4.500	12/20/44	42	46,966
Government National Mortgage Assoc.	4.500	11/20/46	24	26,747
Government National Mortgage Assoc.	4.500	01/20/47	7	8,085
Government National Mortgage Assoc.	5.000	04/20/45	31	35,423
Government National Mortgage Assoc.	5.500	12/15/33	13	14,662
Tennessee Valley Authority, Sr. Unsec’d. Notes	0.750	05/15/25	25	25,230

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $17,152,347)				17,541,513

U.S. TREASURY OBLIGATIONS 34.9%
U.S. Treasury Bonds	1.375	11/15/40	1,305	1,213,242
U.S. Treasury Bonds	1.375	08/15/50	575	505,191
U.S. Treasury Bonds	1.625	11/15/50	133	123,888
U.S. Treasury Bonds	1.875	02/15/51	135	134,009
U.S. Treasury Bonds	2.250	05/15/41	605	649,997
U.S. Treasury Bonds	2.500	02/15/46	565	633,506
U.S. Treasury Bonds	2.500	05/15/46	175	196,355
U.S. Treasury Bonds	3.625	08/15/43	860	1,140,172
U.S. Treasury Bonds	6.250	08/15/23	790	886,652
U.S. Treasury Notes	0.125	09/30/22	95	95,030
U.S. Treasury Notes	0.125	06/30/23	25	24,979
U.S. Treasury Notes	0.125	09/15/23	1,422	1,419,157
U.S. Treasury Notes	0.250	09/30/25	1,510	1,489,945
U.S. Treasury Notes	0.375	07/15/24	475	475,408
U.S. Treasury Notes	0.375	04/30/25	1,570	1,562,763
U.S. Treasury Notes	0.500	03/15/23	2,159	2,171,566
U.S. Treasury Notes	0.750	03/31/26	1,110	1,115,116
U.S. Treasury Notes	0.750	04/30/26	245	246,014
U.S. Treasury Notes	0.875	06/30/26	239	241,185
U.S. Treasury Notes	1.000	07/31/28	100	99,970
U.S. Treasury Notes	1.250	06/30/28	250	254,336
U.S. Treasury Notes	1.375	02/15/23	205	208,916
U.S. Treasury Notes	1.625	11/15/22	55	56,068
U.S. Treasury Notes	1.625	04/30/23	1,310	1,343,466
U.S. Treasury Notes	1.625	05/15/31	255	264,363
U.S. Treasury Notes	1.750	09/30/22	215	219,124

See Notes to Financial Statements.

PGIM Day One Underlying Funds	73

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS (Continued)
U.S. Treasury Notes	2.000%	02/15/25	470	$495,336
U.S. Treasury Notes	2.000	08/15/25	795	841,023
U.S. Treasury Notes	2.125	06/30/22	230	234,295
U.S. Treasury Notes	2.125	07/31/24	1,160	1,221,534
U.S. Treasury Notes	2.125	05/15/25	210	222,748
U.S. Treasury Notes	2.625	02/15/29	1,280	1,425,600
U.S. Treasury Notes	3.125	11/15/28	120	137,700
U.S. Treasury Strips Coupon	1.122(s)	02/15/36	35	27,258
U.S. Treasury Strips Coupon	1.225(s)	02/15/41	15	10,245
U.S. Treasury Strips Coupon	1.371(s)	05/15/42	55	36,315
U.S. Treasury Strips Coupon	1.394(s)	11/15/41	20	13,331
U.S. Treasury Strips Coupon	1.450(s)	08/15/42	15	9,809
U.S. Treasury Strips Coupon	1.463(s)	11/15/42	35	22,751
U.S. Treasury Strips Coupon	1.920(s)	02/15/29	5	4,571
U.S. Treasury Strips Coupon	2.045(s)	11/15/36	45	34,553
U.S. Treasury Strips Coupon	2.222(s)	05/15/39	115	82,319
U.S. Treasury Strips Coupon	2.271(s)	08/15/39	185	131,617
U.S. Treasury Strips Coupon	2.350(s)	05/15/44	250	157,461

TOTAL U.S. TREASURY OBLIGATIONS
(cost $21,389,483)				21,878,884

TOTAL LONG-TERM INVESTMENTS
(cost $59,227,681)				61,352,046

			Shares

SHORT-TERM INVESTMENT 4.6%

AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund
(cost $2,855,615)(wb)			2,855,615	2,855,615

TOTAL INVESTMENTS 102.3%
(cost $62,083,296)				64,207,661
Liabilities in excess of other assets (2.3)%				(1,427,222)

NET ASSETS 100.0%				$62,780,439

See the Glossary for a list of the abbreviation(s) used in the annual report.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

See Notes to Financial Statements.

74

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2021

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of July 31, 2021. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(wb)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of July 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Asset-Backed Security
Credit Cards	$—	$118,309	$—
Commercial Mortgage-Backed Securities	—	3,452,168	—
Corporate Bonds	—	16,621,927	—
Municipal Bonds	—	647,314	—
Sovereign Bonds	—	1,091,931	—
U.S. Government Agency Obligations	—	17,541,513	—
U.S. Treasury Obligations	—	21,878,884	—
Short-Term Investment
Affiliated Mutual Fund	2,855,615	—	—

Total	$2,855,615	$61,352,046	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2021 were as follows (unaudited):

U.S. Treasury Obligations	34.9%
U.S. Government Agency Obligations	27.9
Banks	5.6
Commercial Mortgage-Backed Securities	5.5

Affiliated Mutual Fund	4.6%
Electric	2.9
Pharmaceuticals	2.2
Sovereign Bonds	1.7

See Notes to Financial Statements.

PGIM Day One Underlying Funds	75

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2021

Industry Classification (continued):

Pipelines	1.6%
Healthcare-Services	1.5
Telecommunications	1.4
Municipal Bonds	1.0
Media	1.0
Aerospace & Defense	0.9
Oil & Gas	0.8
Chemicals	0.7
Real Estate Investment Trusts (REITs)	0.7
Beverages	0.6
Diversified Financial Services	0.6
Insurance	0.6
Mining	0.5
Software	0.5
Retail	0.4
Commercial Services	0.4
Computers	0.4
Auto Manufacturers	0.4
Biotechnology	0.3
Transportation	0.3
Semiconductors	0.3
Building Materials	0.3

Machinery-Diversified	0.2%
Airlines	0.2
Agriculture	0.2
Foods	0.2
Credit Cards	0.2
Gas	0.2
Packaging & Containers	0.1
Miscellaneous Manufacturing	0.1
Lodging	0.1
Electronics	0.1
Healthcare-Products	0.1
Oil & Gas Services	0.1
Forest Products & Paper	0.0 *
Iron/Steel	0.0 *

102.3
Liabilities in excess of other assets	(2.3)

100.0%

*	Less than +/- 0.05%

See Notes to Financial Statements.

76

PGIM Core Conservative Bond Fund

Statement of Assets & Liabilities

as of July 31, 2021

Assets
Investments at value:
Unaffiliated investments (cost $59,227,681)	$61,352,046
Affiliated investments (cost $2,855,615)	2,855,615
Receivable for Fund shares sold	521,685
Dividends and interest receivable	319,545
Receivable for investments sold	312,908
Prepaid expenses and other assets	12,644

Total Assets	65,374,443

Liabilities
Payable for investments purchased	2,497,079
Accrued expenses and other liabilities	83,983
Management fee payable	11,220
Payable for Fund shares purchased	849
Trustees’ fees payable	816
Affiliated transfer agent fee payable	57

Total Liabilities	2,594,004

Net Assets	$62,780,439

Net assets were comprised of:
Shares of beneficial interest, at par	$6,040
Paid-in capital in excess of par	60,875,140
Total distributable earnings (loss)	1,899,259

Net assets, July 31, 2021	$62,780,439

Class R6
Net asset value, offering price and redemption price per share, ($62,780,439 ÷ 6,039,815 shares of beneficial interest issued and outstanding)	$10.39

See Notes to Financial Statements.

PGIM Day One Underlying Funds	77

PGIM Core Conservative Bond Fund

Statement of Operations

Year Ended July 31, 2021

Net Investment Income (Loss)
Income
Interest income	$1,110,177
Affiliated dividend income	8,351

Total income	1,118,528

Expenses
Management fee	169,473
Custodian and accounting fees	59,027
Audit fee	57,488
Legal fees and expenses	21,722
Trustees’ fees	10,506
Shareholders’ reports	7,786
SEC registration fees	1,236
Transfer agent’s fees and expenses (including affiliated expense of $ 330)	456
Registration fees	250
Miscellaneous	19,284

Total expenses	347,228
Less: Fee waiver and/or expense reimbursement	(33,359)

Net expenses	313,869

Net investment income (loss)	804,659

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on investment transactions	613,791
Net change in unrealized appreciation (depreciation) on investments	(1,990,566)

Net gain (loss) on investment transactions	(1,376,775)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(572,116)

See Notes to Financial Statements.

78

PGIM Core Conservative Bond Fund

Statements of Changes in Net Assets

	Year Ended July 31,

	2021	2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$804,659	$1,040,617
Net realized gain (loss) on investment transactions	613,791	895,916
Net change in unrealized appreciation (depreciation) on investments	(1,990,566)	2,688,469

Net increase (decrease) in net assets resulting from operations	(572,116)	4,625,002

Dividends and Distributions
Distributions from distributable earnings
Class R6	(1,812,150)	(1,252,954)

Fund share transactions
Net proceeds from shares sold	21,288,669	20,298,716
Net asset value of shares issued in reinvestment of dividends and distributions	1,812,150	1,246,574
Cost of shares purchased	(15,898,690)	(13,859,437)

Net increase (decrease) in net assets from Fund share transactions	7,202,129	7,685,853

Total increase (decrease)	4,817,863	11,057,901

Net Assets:
Beginning of year	57,962,576	46,904,675

End of year	$62,780,439	$57,962,576

See Notes to Financial Statements.

PGIM Day One Underlying Funds	79

PGIM TIPS Fund

Schedule of Investments

as of July 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 98.6%

U.S. TREASURY OBLIGATIONS
U.S. Treasury Inflation Indexed Bonds, TIPS	0.125%	01/15/23	15,383	$16,061,345
U.S. Treasury Inflation Indexed Bonds, TIPS	0.125	01/15/30	4,672	5,284,206
U.S. Treasury Inflation Indexed Bonds, TIPS	0.125	07/15/30	2,814	3,200,143
U.S. Treasury Inflation Indexed Bonds, TIPS	0.125	01/15/31	1,313	1,488,337
U.S. Treasury Inflation Indexed Bonds, TIPS	0.125	02/15/51	165	189,991
U.S. Treasury Inflation Indexed Bonds, TIPS	0.250	01/15/25	4,762	5,196,291
U.S. Treasury Inflation Indexed Bonds, TIPS	0.375	01/15/27	1,087	1,227,433
U.S. Treasury Inflation Indexed Bonds, TIPS	0.500	01/15/28	4,949	5,687,608
U.S. Treasury Inflation Indexed Bonds, TIPS	0.625	04/15/23	108	114,653
U.S. Treasury Inflation Indexed Bonds, TIPS	0.625	01/15/24	2,861	3,092,514
U.S. Treasury Inflation Indexed Bonds, TIPS	0.625	01/15/26	9,313	10,491,040
U.S. Treasury Inflation Indexed Bonds, TIPS	0.625	02/15/43	35	43,390
U.S. Treasury Inflation Indexed Bonds, TIPS	0.750	02/15/42	1,483	1,866,115
U.S. Treasury Inflation Indexed Bonds, TIPS	0.750	02/15/45	423	539,594
U.S. Treasury Inflation Indexed Bonds, TIPS	0.875	01/15/29	10,501	12,492,669
U.S. Treasury Inflation Indexed Bonds, TIPS	0.875	02/15/47	139	186,020
U.S. Treasury Inflation Indexed Bonds, TIPS	1.000	02/15/48	4,541	6,287,732
U.S. Treasury Inflation Indexed Bonds, TIPS	1.000	02/15/49	460	643,128
U.S. Treasury Inflation Indexed Bonds, TIPS	2.125	02/15/40	1,202	1,842,300
U.S. Treasury Inflation Indexed Bonds, TIPS	2.125	02/15/41	2,262	3,509,644
U.S. Treasury Inflation Indexed Bonds, TIPS	2.375	01/15/27	2,530	3,154,426

TOTAL LONG-TERM INVESTMENTS (cost $77,957,930)				82,598,579

			Shares

SHORT-TERM INVESTMENT 2.0%

AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund
(cost $1,720,587)(wb)			1,720,587	1,720,587

TOTAL INVESTMENTS 100.6%
(cost $79,678,517)				84,319,166
Liabilities in excess of other assets (0.6)%				(526,388)

NET ASSETS 100.0%				$83,792,778

See the Glossary for a list of the abbreviation(s) used in the annual report.

#	Principal amount is shown in U.S. dollars unless otherwise stated.
(wb)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund.

See Notes to Financial Statements.

80

PGIM TIPS Fund

Schedule of Investments (continued)

as of July 31, 2021

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of July 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
U.S. Treasury Obligations	$—	$82,598,579	$—
Short-Term Investment
Affiliated Mutual Fund	1,720,587	—	—

Total	$1,720,587	$82,598,579	$—

Sector Allocations:

The sector allocations of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2021 were as follows (unaudited):

U.S. Treasury Obligations	98.6%

Affiliated Mutual Fund	2.0%

100.6
Liabilities in excess of other assets	(0.6)

100.0%

See Notes to Financial Statements.

PGIM Day One Underlying Funds	81

PGIM TIPS Fund

Statement of Assets & Liabilities

as of July 31, 2021

Assets
Investments at value:
Unaffiliated investments (cost $77,957,930)	$82,598,579
Affiliated investments (cost $1,720,587)	1,720,587
Receivable for investments sold	2,837,013
Receivable for Fund shares sold	490,271
Interest receivable	80,462
Prepaid expenses	413

Total Assets	87,727,325

Liabilities
Payable for investments purchased	3,858,918
Accrued expenses and other liabilities	58,361
Management fee payable	13,151
Payable for Fund shares purchased	3,177
Trustees’ fees payable	883
Affiliated transfer agent fee payable	57

Total Liabilities	3,934,547

Net Assets	$83,792,778

Net assets were comprised of:
Shares of beneficial interest, at par	$7,739
Paid-in capital in excess of par	79,033,027
Total distributable earnings (loss)	4,752,012

Net assets, July 31, 2021	$83,792,778

Class R6
Net asset value, offering price and redemption price per share, ($83,792,778 ÷ 7,739,319 shares of beneficial interest issued and outstanding)	$10.83

See Notes to Financial Statements.

82

PGIM TIPS Fund

Statement of Operations

Year Ended July 31, 2021

Net Investment Income (Loss)
Income
Interest income	$2,995,826
Affiliated dividend income	1,179

Total income	2,997,005

Expenses
Management fee	182,047
Custodian and accounting fees	44,787
Audit fee	34,238
Legal fees and expenses	21,733
Trustees’ fees	11,250
Shareholders’ reports	4,498
SEC registration fees	4,410
Transfer agent’s fees and expenses (including affiliated expense of $ 326)	452
Registration fees	251
Miscellaneous	22,835

Total expenses	326,501
Less: Fee waiver and/or expense reimbursement	(9,270)

Net expenses	317,231

Net investment income (loss)	2,679,774

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on investment transactions	1,399,665
Net change in unrealized appreciation (depreciation) on investments	1,275,072

Net gain (loss) on investment transactions	2,674,737

Net Increase (Decrease) In Net Assets Resulting From Operations	$5,354,511

See Notes to Financial Statements.

PGIM Day One Underlying Funds	83

PGIM TIPS Fund

Statements of Changes in Net Assets

	Year Ended July 31,

	2021	2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,679,774	$47,057
Net realized gain (loss) on investment transactions	1,399,665	1,120,200
Net change in unrealized appreciation (depreciation) on investments	1,275,072	2,501,891

Net increase (decrease) in net assets resulting from operations	5,354,511	3,669,148

Dividends and Distributions
Distributions from distributable earnings
Class R6	(4,092,491)	(550,849)

Fund share transactions
Net proceeds from shares sold	62,803,571	34,833,583
Net asset value of shares issued in reinvestment of dividends and distributions	4,092,491	550,849
Cost of shares purchased	(33,100,869)	(25,704,948)

Net increase (decrease) in net assets from Fund share transactions	33,795,193	9,679,484

Total increase (decrease)	35,057,213	12,797,783

Net Assets:
Beginning of year	48,735,565	35,937,782

End of year	$83,792,778	$48,735,565

See Notes to Financial Statements.

84

PGIM QMA Commodity Strategies Fund

Consolidated Schedule of Investments

as of July 31, 2021

Description				Shares	Value
SHORT-TERM INVESTMENTS 101.5%

AFFILIATED MUTUAL FUND 16.5%
PGIM Core Ultra Short Bond Fund (cost $10,169,885)(bb)(wb)				10,169,885	$10,169,885

	Interest Rate	Maturity Date		Principal Amount (000)#
U.S. TREASURY OBLIGATIONS(n) 85.0%
U.S. Treasury Bills	0.055%	02/24/22	(bb)(k)	5,500	5,498,637
U.S. Treasury Bills	0.060	02/24/22		18,500	18,495,416
U.S. Treasury Bills	0.107	09/09/21		28,500	28,498,808

TOTAL U.S. TREASURY OBLIGATIONS (cost $52,488,611)					52,492,861

TOTAL INVESTMENTS 101.5% (cost $62,658,496)					62,662,746
Liabilities in excess of other assets(z) (1.5)%					(941,443)

NET ASSETS 100.0%					$61,721,303

See the Glossary for a list of the abbreviation(s) used in the annual report.

#	Principal amount is shown in U.S. dollars unless otherwise stated.
(bb)	Represents security, or a portion thereof, held in the Cayman Subsidiary.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(n)	Rate shown is the effective yield at purchase date.
(wb)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Consolidated Schedule of Investments:

Commodity Futures contracts outstanding at July 31, 2021(1):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value/ Unrealized Appreciation (Depreciation)

Long Positions:
66	Brent Crude	Nov. 2021	$4,922,940	$68,809
11	Coffee “C”	Sep. 2021	740,644	60,480
38	Copper	Sep. 2021	4,258,375	(36,905)
144	Corn	Sep. 2021	3,938,400	(539,325)
22	Cotton No. 2	Dec. 2021	983,290	29,576

See Notes to Financial Statements.

PGIM Day One Underlying Funds	85

PGIM QMA Commodity Strategies Fund

Consolidated Schedule of Investments (continued)

as of July 31, 2021

Commodity Futures contracts outstanding at July 31, 2021(1) (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value/ Unrealized Appreciation (Depreciation)

Long Positions (cont’d):
18	Gasoline RBOB	Sep. 2021	$1,765,033	$129,957
42	Gold 100 OZ	Dec. 2021	7,632,240	(2,337)
27	Hard Red Winter Wheat	Sep. 2021	908,888	47,509
12	Lean Hogs	Oct. 2021	422,520	(1,022)
38	Live Cattle	Oct. 2021	1,933,440	22,703
18	LME Nickel	Sep. 2021	2,111,508	128,094
29	LME PRI Aluminum	Sep. 2021	1,881,375	113,930
17	LME Zinc	Sep. 2021	1,289,875	11,179
31	Low Sulphur Gas Oil	Sep. 2021	1,904,175	91,947
155	Natural Gas	Sep. 2021	6,066,700	1,247,002
20	NY Harbor ULSD	Sep. 2021	1,844,304	67,262
12	Silver	Sep. 2021	1,532,820	(150,569)
14	Soft Red Winter Wheat	Sep. 2021	492,625	14,567
59	Soybean	Nov. 2021	3,980,287	(227,068)
43	Soybean Meal	Dec. 2021	1,521,770	(162,020)
97	Soybean Oil	Dec. 2021	3,668,928	(127,639)
38	Sugar No. 11	Oct. 2021	762,250	15,789
101	WTI Crude	Sep. 2021	7,468,950	533,079

				$1,334,998

(1)	Represents positions held in the Cayman Subsidiary.

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Morgan Stanley & Co. LLC	$253,204	$5,498,637

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

See Notes to Financial Statements.

86

PGIM QMA Commodity Strategies Fund

Consolidated Schedule of Investments (continued)

as of July 31, 2021

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of July 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Short-Term Investments
Affiliated Mutual Fund	$10,169,885	$—	$—
U.S. Treasury Obligations	—	52,492,861	—

Total	$10,169,885	$52,492,861	$—

Other Financial Instruments*
Assets
Commodity Futures Contracts	$2,581,883	$—	$—

Liabilities
Commodity Futures Contracts	$(1,246,885)	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Consolidated Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

See Notes to Financial Statements.

PGIM Day One Underlying Funds	87

PGIM QMA Commodity Strategies Fund

Consolidated Schedule of Investments (continued)

as of July 31, 2021

Sector Allocation:

The sector allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2021 were as follows (unaudited):

U.S. Treasury Obligations	85.0%
Affiliated Mutual Fund	16.5

101.5
Liabilities in excess of other assets	(1.5)

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is commodity contracts risk. See the Notes to Consolidated Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of July 31, 2021 as presented in the Consolidated Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Consolidated Statement of Assets and Liabilities Location	Fair Value		Consolidated Statement of Assets and Liabilities Location	Fair Value
Commodity contracts	Due from/to broker-variation margin futures	$2,581,883	*	Due from/to broker-variation margin futures	$1,246,885	*

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Consolidated Statement of Assets and Liabilities.

The effects of derivative instruments on the Consolidated Statement of Operations for the year ended July 31, 2021 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Commodity contracts	$20,720,588

See Notes to Financial Statements.

88

PGIM QMA Commodity Strategies Fund

Consolidated Schedule of Investments (continued)

as of July 31, 2021

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Commodity contracts	$(842,648)

For the year ended July 31, 2021, the Fund’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)	Futures Contracts— Short Positions(1)
$55,066,587	$2,873,098

(1)	Notional Amount in USD.

Average volume is based on average quarter end balances as noted for the year ended July 31, 2021.

See Notes to Financial Statements.

PGIM Day One Underlying Funds	89

PGIM QMA Commodity Strategies Fund

Consolidated Statement of Assets & Liabilities

as of July 31, 2021

Assets
Investments at value:
Unaffiliated investments (cost $52,488,611)	$52,492,861
Affiliated investments (cost $10,169,885)	10,169,885
Deposit with broker for centrally cleared/exchange-traded derivatives	253,204
Receivable for Fund shares sold	9,671
Prepaid expenses	300

Total Assets	62,925,921

Liabilities
Due to broker—variation margin futures	687,306
Payable for Fund shares purchased	445,422
Accrued expenses and other liabilities	50,082
Management fee payable	20,918
Trustees’ fees payable	807
Affiliated transfer agent fee payable	83

Total Liabilities	1,204,618

Net Assets	$61,721,303

Net assets were comprised of:
Shares of beneficial interest, at par	$5,137
Paid-in capital in excess of par	46,892,968
Total distributable earnings (loss)	14,823,198

Net assets, July 31, 2021	$61,721,303

Class R6
Net asset value, offering price and redemption price per share, ($61,721,303 ÷ 5,136,639 shares of beneficial interest issued and outstanding)	$12.02

See Notes to Financial Statements.

90

PGIM QMA Commodity Strategies Fund

Consolidated Statement of Operations

Year Ended July 31, 2021

Net Investment Income (Loss)
Income
Interest income	$45,530
Affiliated dividend income	13,357
Unaffiliated dividend income	383

Total income	59,270

Expenses
Management fee	253,687
Custodian and accounting fees	40,830
Audit fee	30,239
Legal fees and expenses	29,353
Trustees’ fees	10,333
Shareholders’ reports	3,762
SEC registration fees	1,092
Transfer agent’s fees and expenses (including affiliated expense of $ 453)	606
Registration fees	250
Miscellaneous	15,236

Total expenses	385,388
Less: Fee waiver and/or expense reimbursement	(37,790)

Net expenses	347,598

Net investment income (loss)	(288,328)

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment transactions	715
Futures transactions	20,720,588

20,721,303

Net change in unrealized appreciation (depreciation) on:
Investments	1,236
Futures	(842,648)

(841,412)

Net gain (loss) on investment transactions	19,879,891

Net Increase (Decrease) In Net Assets Resulting From Operations	$19,591,563

See Notes to Financial Statements.

PGIM Day One Underlying Funds	91

PGIM QMA Commodity Strategies Fund

Consolidated Statements of Changes in Net Assets

	Year Ended July 31,

	2021	2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(288,328)	$47,521
Net realized gain (loss) on investment transactions	20,721,303	(5,611,042)
Net change in unrealized appreciation (depreciation) on investments	(841,412)	2,328,821

Net increase (decrease) in net assets resulting from operations	19,591,563	(3,234,700)

Dividends and Distributions
Distributions from distributable earnings
Class R6	—	(227,598)
Tax return of capital distributions
Class R6	—	(6,154)

Total dividends and distributions	—	(233,752)

Fund share transactions
Net proceeds from shares sold	18,968,112	30,076,283
Net asset value of shares issued in reinvestment of dividends and distributions	—	233,752
Cost of shares purchased	(15,391,089)	(9,411,703)

Net increase (decrease) in net assets from Fund share transactions	3,577,023	20,898,332

Total increase (decrease)	23,168,586	17,429,880

Net Assets:
Beginning of year	38,552,717	21,122,837

End of year	$61,721,303	$38,552,717

See Notes to Financial Statements.

92

PGIM QMA Mid-Cap Core Equity Fund

Schedule of Investments

as of July 31, 2021

Description	Shares	Value

LONG-TERM INVESTMENTS 101.3%

COMMON STOCKS 97.7%

Aerospace & Defense 0.9%
Curtiss-Wright Corp.	1,496	$176,977
Howmet Aerospace, Inc.*	898	29,472

		206,449

Auto Components 1.6%
Adient PLC*	1,646	69,346
Dana, Inc.	6,135	148,221
Goodyear Tire & Rubber Co. (The)*	10,501	164,971

		382,538

Automobiles 1.2%
Harley-Davidson, Inc.	3,816	151,190
Thor Industries, Inc.	1,197	141,677

		292,867

Banks 5.6%
Associated Banc-Corp.	6,235	123,453
East West Bancorp, Inc.	898	63,893
First Horizon Corp.	10,774	166,458
FNB Corp.	14,231	163,087
Hancock Whitney Corp.	890	38,902
OFG Bancorp (Puerto Rico)	524	12,104
PacWest Bancorp	5,312	211,524
Signature Bank	352	79,894
Synovus Financial Corp.	4,190	171,371
UMB Financial Corp.	75	7,020
Valley National Bancorp	13,468	173,603
Wintrust Financial Corp.	1,646	117,524

		1,328,833

Beverages 0.0%
Molson Coors Beverage Co. (Class B Stock)*	200	9,778

Biotechnology 1.7%
Emergent BioSolutions, Inc.*	2,507	165,211
Exelixis, Inc.*	823	13,867

See Notes to Financial Statements.

PGIM Day One Underlying Funds	93

PGIM QMA Mid-Cap Core Equity Fund

Schedule of Investments (continued)

as of July 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Biotechnology (cont’d.)
United Therapeutics Corp.*	1,190	$216,497
Vanda Pharmaceuticals, Inc.*	1,096	17,876

		413,451

Building Products 2.3%
Carlisle Cos., Inc.	1,125	227,520
JELD-WEN Holding, Inc.*	1,871	49,544
Owens Corning	2,394	230,207
UFP Industries, Inc.	374	27,773

		535,044

Capital Markets 3.1%
Evercore, Inc. (Class A Stock)	1,347	178,074
Janus Henderson Group PLC	3,983	166,649
Jefferies Financial Group, Inc.	1,796	59,609
SEI Investments Co.	2,394	145,555
Stifel Financial Corp.	2,843	189,173

		739,060

Chemicals 3.3%
Cabot Corp.	2,866	157,802
Chemours Co. (The)	5,163	171,670
Huntsman Corp.	1,970	52,028
Ingevity Corp.*	898	76,276
Mosaic Co. (The)	1,347	42,067
Olin Corp.	4,190	197,055
Westlake Chemical Corp.	898	74,462

		771,360

Commercial Services & Supplies 1.1%
ABM Industries, Inc.	150	6,974
BrightView Holdings, Inc.*	4,639	74,363
Clean Harbors, Inc.*	773	73,435
HNI Corp.	1,721	64,193
Tetra Tech, Inc.	254	33,914

		252,879

See Notes to Financial Statements.

94

PGIM QMA Mid-Cap Core Equity Fund

Schedule of Investments (continued)

as of July 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Communications Equipment 0.5%
NetScout Systems, Inc.*	4,138	$119,009

Construction & Engineering 1.6%
AECOM*	2,469	155,448
EMCOR Group, Inc.	1,758	214,142
Valmont Industries, Inc.	60	14,217

		383,807

Construction Materials 0.8%
Eagle Materials, Inc.	1,347	190,358

Consumer Finance 0.9%
Navient Corp.	593	12,115
SLM Corp.	11,104	209,088

		221,203

Containers & Packaging 0.4%
Greif, Inc. (Class A Stock)	1,496	90,688

Diversified Consumer Services 0.3%
Grand Canyon Education, Inc.*	606	55,976
Service Corp. International	250	15,623

		71,599

Electric Utilities 0.7%
Hawaiian Electric Industries, Inc.	500	21,670
OGE Energy Corp.	4,310	145,463

		167,133

Electrical Equipment 2.5%
Acuity Brands, Inc.	949	166,435
Hubbell, Inc.	632	126,691
nVent Electric PLC	4,639	146,639
Regal Beloit Corp.	1,010	148,702

		588,467

See Notes to Financial Statements.

PGIM Day One Underlying Funds	95

PGIM QMA Mid-Cap Core Equity Fund

Schedule of Investments (continued)

as of July 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Electronic Equipment, Instruments & Components 3.9%
Arrow Electronics, Inc.*	1,878	$222,674
Avnet, Inc.	2,245	92,763
Jabil, Inc.	3,853	229,408
Sanmina Corp.*	599	23,013
ScanSource, Inc.*	374	10,319
SYNNEX Corp.	1,646	196,763
Vishay Intertechnology, Inc.	7,183	158,960

		933,900

Entertainment 0.8%
Playtika Holding Corp.*	2,245	49,906
World Wrestling Entertainment, Inc. (Class A Stock)	2,694	133,030

		182,936

Equity Real Estate Investment Trusts (REITs) 9.1%
Apartment Income REIT Corp.	3,217	169,343
Brixmor Property Group, Inc.	4,938	113,673
Camden Property Trust	940	140,427
Corporate Office Properties Trust	4,295	126,445
Cousins Properties, Inc.	3,891	154,550
Gaming & Leisure Properties, Inc.	2,261	107,036
Highwoods Properties, Inc.	3,659	174,498
JBG SMITH Properties	1,945	63,465
Lamar Advertising Co. (Class A Stock)	1,796	191,453
Medical Properties Trust, Inc.	12,675	266,555
National Storage Affiliates Trust	100	5,417
Omega Healthcare Investors, Inc.	3,472	125,964
Piedmont Office Realty Trust, Inc. (Class A Stock)	5,537	105,314
PotlatchDeltic Corp.	3,068	159,352
Sabra Health Care REIT, Inc.	1,519	28,238
Spirit Realty Capital, Inc.	3,217	161,558
Urban Edge Properties	374	7,106
Weingarten Realty Investors	1,721	55,399

		2,155,793

Food & Staples Retailing 0.1%
Sprouts Farmers Market, Inc.*	773	19,000

See Notes to Financial Statements.

96

PGIM QMA Mid-Cap Core Equity Fund

Schedule of Investments (continued)

as of July 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Food Products 2.5%
Bunge Ltd.	300	$23,289
Darling Ingredients, Inc.*	3,143	217,087
Ingredion, Inc.	1,122	98,523
Pilgrim’s Pride Corp.*	4,340	96,131
Sanderson Farms, Inc.	890	166,287

		601,317

Gas Utilities 1.0%
New Jersey Resources Corp.	673	25,924
Southwest Gas Holdings, Inc.	673	47,063
UGI Corp.	3,382	155,538

		228,525

Health Care Equipment & Supplies 3.9%
Envista Holdings Corp.*	4,639	199,848
Globus Medical, Inc. (Class A Stock)*	374	31,105
Hill-Rom Holdings, Inc.	1,826	252,828
ICU Medical, Inc.*	771	156,737
Integer Holdings Corp.*	75	7,342
Integra LifeSciences Holdings Corp.*	973	70,435
Masimo Corp.*	748	203,748

		922,043

Health Care Providers & Services 2.4%
Amedisys, Inc.*	120	31,274
Chemed Corp.	397	188,980
Molina Healthcare, Inc.*	1,092	298,127
Patterson Cos., Inc.	224	6,973
Select Medical Holdings Corp.	150	5,918
Universal Health Services, Inc. (Class B Stock)	250	40,102

		571,374

Hotels, Restaurants & Leisure 1.9%
Boyd Gaming Corp.*	823	46,911
Century Casinos, Inc.*	2,544	28,518
Del Taco Restaurants, Inc.	5,612	47,758
Jack in the Box, Inc.	823	89,592
Papa John’s International, Inc.	1,048	119,598

See Notes to Financial Statements.

PGIM Day One Underlying Funds	97

PGIM QMA Mid-Cap Core Equity Fund

Schedule of Investments (continued)

as of July 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Hotels, Restaurants & Leisure (cont’d.)
Texas Roadhouse, Inc.	599	$55,210
Wendy’s Co. (The)	2,768	64,245

		451,832

Household Durables 1.5%
PulteGroup, Inc.	898	49,273
Skyline Champion Corp.*	299	16,864
Tempur Sealy International, Inc.	3,966	171,609
Toll Brothers, Inc.	1,646	97,558
Tri Pointe Homes, Inc.*	599	14,448

		349,752

Independent Power & Renewable Electricity Producers 0.3%
AES Corp. (The)	2,843	67,379

Insurance 3.5%
Alleghany Corp.*	22	14,588
American Financial Group, Inc.	1,301	164,563
First American Financial Corp.	1,646	110,792
Hanover Insurance Group, Inc. (The)	1,339	181,970
Lincoln National Corp.	400	24,648
Mercury General Corp.	748	45,501
Old Republic International Corp.	8,522	210,153
Reinsurance Group of America, Inc.	748	82,415

		834,630

IT Services 1.5%
BM Technologies, Inc.*	200	2,006
Concentrix Corp.*	1,048	171,589
Maximus, Inc.	1,945	173,105

		346,700

Leisure Products 1.3%
Brunswick Corp.	2,125	221,850
Mattel, Inc.*	3,688	80,103

		301,953

See Notes to Financial Statements.

98

PGIM QMA Mid-Cap Core Equity Fund

Schedule of Investments (continued)

as of July 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Life Sciences Tools & Services 2.6%
Bio-Techne Corp.	673	$324,548
Bruker Corp.	824	67,774
Charles River Laboratories International, Inc.*	112	45,575
Medpace Holdings, Inc.*	633	111,370
Syneos Health, Inc.*	823	73,798

		623,065

Machinery 5.9%
AGCO Corp.	1,781	235,288
Crane Co.	1,930	187,654
Donaldson Co., Inc.	1,197	79,229
Graco, Inc.	673	52,548
ITT, Inc.	404	39,556
Lincoln Electric Holdings, Inc.	898	125,208
Nordson Corp.	1,088	246,029
Oshkosh Corp.	1,721	205,746
REV Group, Inc.	524	7,918
Timken Co. (The)	1,197	95,161
Toro Co. (The)	1,197	136,147

		1,410,484

Media 0.8%
Nexstar Media Group, Inc. (Class A Stock)	253	37,209
TEGNA, Inc.	8,679	153,792

		191,001
Metals & Mining 2.3%
Reliance Steel & Aluminum Co.	1,414	222,210
Steel Dynamics, Inc.	4,849	312,518

		534,728

Mortgage Real Estate Investment Trusts (REITs) 0.4%
Granite Point Mortgage Trust, Inc.	6,285	88,681

Multiline Retail 0.7%
Kohl’s Corp.	3,217	163,424

See Notes to Financial Statements.

PGIM Day One Underlying Funds	99

PGIM QMA Mid-Cap Core Equity Fund

Schedule of Investments (continued)

as of July 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Multi-Utilities 1.2%
MDU Resources Group, Inc.	5,881	$186,545
NorthWestern Corp.	1,422	88,150

		274,695

Oil, Gas & Consumable Fuels 1.5%
APA Corp.	4,738	88,838
Continental Resources, Inc.	700	23,905
Targa Resources Corp.	1,945	81,904
World Fuel Services Corp.	4,579	157,792

		352,439

Paper & Forest Products 0.1%
Louisiana-Pacific Corp.	374	20,735

Personal Products 0.7%
Medifast, Inc.	37	10,564
Nu Skin Enterprises, Inc. (Class A Stock)	2,716	145,822

		156,386

Professional Services 2.2%
ASGN, Inc.*	1,272	128,638
Insperity, Inc.	224	22,187
ManpowerGroup, Inc.	1,721	204,076
Science Applications International Corp.	1,871	163,338

		518,239

Real Estate Management & Development 0.6%
Jones Lang LaSalle, Inc.*	679	151,125

Road & Rail 1.2%
Knight-Swift Transportation Holdings, Inc.	2,544	126,411
Ryder System, Inc.	224	17,058
Werner Enterprises, Inc.	2,668	121,954
XPO Logistics, Inc.*	150	20,804

		286,227

See Notes to Financial Statements.

100

PGIM QMA Mid-Cap Core Equity Fund

Schedule of Investments (continued)

as of July 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Semiconductors & Semiconductor Equipment 3.5%
Amkor Technology, Inc.	1,945	$47,925
Cirrus Logic, Inc.*	2,020	166,832
CMC Materials, Inc.	1,152	166,625
MKS Instruments, Inc.	1,309	204,780
Semtech Corp.*	2,320	143,631
Ultra Clean Holdings, Inc.*	1,945	105,050

		834,843

Software 4.4%
Blackbaud, Inc.*	673	48,005
CDK Global, Inc.	3,868	185,625
CommVault Systems, Inc.*	150	11,339
Fair Isaac Corp.*	526	275,577
J2 Global, Inc.*	733	103,551
Manhattan Associates, Inc.*	1,654	264,028
PTC, Inc.*	696	94,273
Teradata Corp.*	1,190	59,095

		1,041,493

Specialty Retail 3.8%
AutoNation, Inc.*	2,035	246,906
Dick’s Sporting Goods, Inc.	449	46,759
Foot Locker, Inc.	3,517	200,680
L Brands, Inc.	2,095	167,747
Lithia Motors, Inc.	180	67,900
Williams-Sonoma, Inc.	1,107	167,932

		897,924

Technology Hardware, Storage & Peripherals 0.0%
NCR Corp.*	224	9,946

Textiles, Apparel & Luxury Goods 2.6%
Capri Holdings Ltd.*	1,871	105,356
Columbia Sportswear Co.	1,422	141,660
Crocs, Inc.*	673	91,400
Deckers Outdoor Corp.*	636	261,300
Tapestry, Inc.*	200	8,460

		608,176

See Notes to Financial Statements.

PGIM Day One Underlying Funds	101

PGIM QMA Mid-Cap Core Equity Fund

Schedule of Investments (continued)

as of July 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Thrifts & Mortgage Finance 0.1%
Premier Financial Corp.	524	$14,033

Trading Companies & Distributors 0.9%
Boise Cascade Co.	299	15,294
Rush Enterprises, Inc. (Class A Stock)	224	10,526
Univar Solutions, Inc.*	5,312	130,357
Veritiv Corp.*	973	59,625

		215,802

TOTAL COMMON STOCKS (cost $17,607,988)		23,125,103

EXCHANGE-TRADED FUND 3.6%
iShares Core S&P Mid-Cap ETF (cost $721,106)	3,148	849,047

TOTAL LONG-TERM INVESTMENTS (cost $18,329,094)		23,974,150

SHORT-TERM INVESTMENT 0.4%

AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $108,408)(wa)	108,408	108,408

TOTAL INVESTMENTS 101.7% (cost $18,437,502)		24,082,558
Liabilities in excess of other assets (1.7)%		(407,835)

NET ASSETS 100.0%		$23,674,723

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

See Notes to Financial Statements.

102

PGIM QMA Mid-Cap Core Equity Fund

Schedule of Investments (continued)

as of July 31, 2021

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of July 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Aerospace & Defense	$206,449	$—	$—
Auto Components	382,538	—	—
Automobiles	292,867	—	—
Banks	1,328,833	—	—
Beverages	9,778	—	—
Biotechnology	413,451	—	—
Building Products	535,044	—	—
Capital Markets	739,060	—	—
Chemicals	771,360	—	—
Commercial Services & Supplies	252,879	—	—
Communications Equipment	119,009	—	—
Construction & Engineering	383,807	—	—
Construction Materials	190,358	—	—
Consumer Finance	221,203	—	—
Containers & Packaging	90,688	—	—
Diversified Consumer Services	71,599	—	—
Electric Utilities	167,133	—	—
Electrical Equipment	588,467	—	—
Electronic Equipment, Instruments & Components	933,900	—	—
Entertainment	182,936	—	—
Equity Real Estate Investment Trusts (REITs)	2,155,793	—	—
Food & Staples Retailing	19,000	—	—
Food Products	601,317	—	—
Gas Utilities	228,525	—	—
Health Care Equipment & Supplies	922,043	—	—
Health Care Providers & Services	571,374	—	—
Hotels, Restaurants & Leisure	451,832	—	—
Household Durables	349,752	—	—
Independent Power & Renewable Electricity Producers	67,379	—	—
Insurance	834,630	—	—
IT Services	346,700	—	—
Leisure Products	301,953	—	—
Life Sciences Tools & Services	623,065	—	—
Machinery	1,410,484	—	—
Media	191,001	—	—
Metals & Mining	534,728	—	—
Mortgage Real Estate Investment Trusts (REITs)	88,681	—	—

See Notes to Financial Statements.

PGIM Day One Underlying Funds	103

PGIM QMA Mid-Cap Core Equity Fund

Schedule of Investments (continued)

as of July 31, 2021

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common Stocks (continued)
Multiline Retail	$163,424	$—	$—
Multi-Utilities	274,695	—	—
Oil, Gas & Consumable Fuels	352,439	—	—
Paper & Forest Products	20,735	—	—
Personal Products	156,386	—	—
Professional Services	518,239	—	—
Real Estate Management & Development	151,125	—	—
Road & Rail	286,227	—	—
Semiconductors & Semiconductor Equipment	834,843	—	—
Software	1,041,493	—	—
Specialty Retail	897,924	—	—
Technology Hardware, Storage & Peripherals	9,946	—	—
Textiles, Apparel & Luxury Goods	608,176	—	—
Thrifts & Mortgage Finance	14,033	—	—
Trading Companies & Distributors	215,802	—	—
Exchange-Traded Fund	849,047	—	—
Short-Term Investment
Affiliated Mutual Fund	108,408	—	—

Total	$24,082,558	$—	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2021 were as follows (unaudited):

Equity Real Estate Investment Trusts (REITs)	9.1%
Machinery	5.9
Banks	5.6
Software	4.4
Electronic Equipment, Instruments & Components	3.9
Health Care Equipment & Supplies	3.9
Specialty Retail	3.8
Exchange-Traded Fund	3.6
Semiconductors & Semiconductor Equipment	3.5
Insurance	3.5
Chemicals	3.3
Capital Markets	3.1
Life Sciences Tools & Services	2.6
Textiles, Apparel & Luxury Goods	2.6
Food Products	2.5

Electrical Equipment	2.5%
Health Care Providers & Services	2.4
Building Products	2.3
Metals & Mining	2.3
Professional Services	2.2
Hotels, Restaurants & Leisure	1.9
Biotechnology	1.7
Construction & Engineering	1.6
Auto Components	1.6
Oil, Gas & Consumable Fuels	1.5
Household Durables	1.5
IT Services	1.5
Leisure Products	1.3
Automobiles	1.2
Road & Rail	1.2

See Notes to Financial Statements.

104

PGIM QMA Mid-Cap Core Equity Fund

Schedule of Investments (continued)

as of July 31, 2021

Industry Classification (continued):

Multi-Utilities	1.2%
Commercial Services & Supplies	1.1
Gas Utilities	1.0
Consumer Finance	0.9
Trading Companies & Distributors	0.9
Aerospace & Defense	0.9
Media	0.8
Construction Materials	0.8
Entertainment	0.8
Electric Utilities	0.7
Multiline Retail	0.7
Personal Products	0.7
Real Estate Management & Development	0.6
Communications Equipment	0.5
Affiliated Mutual Fund	0.4
Containers & Packaging	0.4

Mortgage Real Estate Investment Trusts (REITs)	0.4%
Diversified Consumer Services	0.3
Independent Power & Renewable Electricity Producers	0.3
Paper & Forest Products	0.1
Food & Staples Retailing	0.1
Thrifts & Mortgage Finance	0.1
Technology Hardware, Storage & Peripherals	0.0 *
Beverages	0.0 *

101.7
Liabilities in excess of other assets	(1.7)

100.0%

*	Less than +/- 0.05%

See Notes to Financial Statements.

PGIM Day One Underlying Funds	105

PGIM QMA Mid-Cap Core Equity Fund

Statement of Assets & Liabilities

as of July 31, 2021

Assets
Investments at value:
Unaffiliated investments (cost $18,329,094)	$23,974,150
Affiliated investments (cost $108,408)	108,408
Receivable for investments sold	749,281
Receivable for Fund shares sold	19,174
Dividends receivable	10,481
Prepaid expenses	352

Total Assets	24,861,846

Liabilities
Payable for investments purchased	769,228
Payable for Fund shares purchased	361,770
Accrued expenses and other liabilities	47,153
Management fee payable	8,093
Trustees’ fees payable	803
Affiliated transfer agent fee payable	76

Total Liabilities	1,187,123

Net Assets	$23,674,723

Net assets were comprised of:
Shares of beneficial interest, at par	$1,659
Paid-in capital in excess of par	15,157,836
Total distributable earnings (loss)	8,515,228

Net assets, July 31, 2021	$23,674,723

Class R6
Net asset value, offering price and redemption price per share, ($23,674,723 ÷ 1,659,057 shares of beneficial interest issued and outstanding)	$14.27

See Notes to Financial Statements.

106

PGIM QMA Mid-Cap Core Equity Fund

Statement of Operations

Year Ended July 31, 2021

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of $15 foreign withholding tax)	$438,620
Affiliated dividend income	295
Affiliated income from securities lending, net	46

Total income	438,961

Expenses
Management fee	139,311
Custodian and accounting fees	48,425
Audit fee	26,188
Legal fees and expenses	20,329
Trustees’ fees	10,223
Shareholders’ reports	4,684
Transfer agent’s fees and expenses (including affiliated expense of $419)	537
SEC registration fees	520
Registration fees	250
Miscellaneous	17,978

Total expenses	268,445
Less: Fee waiver and/or expense reimbursement	(32,562)

Net expenses	235,883

Net investment income (loss)	203,078

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment transactions (including affiliated of $(79))	5,090,722
In-kind redemptions	806,180

5,896,902

Net change in unrealized appreciation (depreciation) on investments	4,461,420

Net gain (loss) on investment transactions	10,358,322

Net Increase (Decrease) In Net Assets Resulting From Operations	$10,561,400

See Notes to Financial Statements.

PGIM Day One Underlying Funds	107

PGIM QMA Mid-Cap Core Equity Fund

Statements of Changes in Net Assets

	Year Ended July 31,

	2021	2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$203,078	$171,181
Net realized gain (loss) on investment transactions	5,896,902	(1,792,623)
Net change in unrealized appreciation (depreciation) on investments	4,461,420	353,492

Net increase (decrease) in net assets resulting from operations	10,561,400	(1,267,950)

Dividends and Distributions
Distributions from distributable earnings
Class R6	(184,245)	(170,308)

Fund share transactions
Net proceeds from shares sold	12,246,219	14,514,549
Net asset value of shares issued in reinvestment of dividends and distributions	184,245	170,308
Cost of shares purchased	(19,947,084)	(7,792,793)

Net increase (decrease) in net assets from Fund share transactions	(7,516,620)	6,892,064

Total increase (decrease)	2,860,535	5,453,806

Net Assets:
Beginning of year	20,814,188	15,360,382

End of year	$23,674,723	$20,814,188

See Notes to Financial Statements.

108

PGIM QMA US Broad Market Index Fund

Schedule of Investments

as of July 31, 2021

Description	Shares	Value

LONG-TERM INVESTMENTS 98.8%

COMMON STOCKS 97.2%

Aerospace & Defense 1.5%
AAR Corp.*	34	$1,216
Aerojet Rocketdyne Holdings, Inc.	123	5,803
AeroVironment, Inc.*	42	4,246
Axon Enterprise, Inc.*	101	18,788
Boeing Co. (The)*	849	192,282
Curtiss-Wright Corp.	66	7,808
General Dynamics Corp.	356	69,787
Hexcel Corp.*	119	6,476
Howmet Aerospace, Inc.*	598	19,626
Huntington Ingalls Industries, Inc.	69	14,154
Kaman Corp.	35	1,552
L3Harris Technologies, Inc.	319	72,330
Lockheed Martin Corp.	379	140,863
Mercury Systems, Inc.*	85	5,610
Moog, Inc. (Class A Stock)	45	3,504
National Presto Industries, Inc.	6	579
Northrop Grumman Corp.	231	83,858
Park Aerospace Corp.	18	268
Raytheon Technologies Corp.	2,336	203,115
Teledyne Technologies, Inc.*	76	34,411
Textron, Inc.	348	24,015
TransDigm Group, Inc.*	89	57,057
Triumph Group, Inc.*	46	876

		968,224

Air Freight & Logistics 0.6%
Atlas Air Worldwide Holdings, Inc.*	34	2,277
C.H. Robinson Worldwide, Inc.	206	18,369
Echo Global Logistics, Inc.*	15	464
Expeditors International of Washington, Inc.	260	33,345
FedEx Corp.	378	105,821
Forward Air Corp.	39	3,449
Hub Group, Inc. (Class A Stock)*	51	3,380
United Parcel Service, Inc. (Class B Stock)	1,116	213,558

		380,663

Airlines 0.2%
Alaska Air Group, Inc.*	193	11,200
Allegiant Travel Co.*	25	4,753
American Airlines Group, Inc.*	987	20,115

See Notes to Financial Statements.

PGIM Day One Underlying Funds	109

PGIM QMA US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Airlines (cont’d.)
Delta Air Lines, Inc.*	985	$39,302
Hawaiian Holdings, Inc.*	54	1,065
JetBlue Airways Corp.*	429	6,345
SkyWest, Inc.*	68	2,753
Southwest Airlines Co.*	913	46,125
United Airlines Holdings, Inc.*	497	23,220

		154,878

Auto Components 0.3%
Adient PLC*	147	6,193
American Axle & Manufacturing Holdings, Inc.*	85	824
Aptiv PLC*	420	70,077
BorgWarner, Inc.	372	18,221
Cooper-Standard Holdings, Inc.*	22	573
Dana, Inc.	186	4,494
Dorman Products, Inc.*	44	4,451
Fox Factory Holding Corp.*	67	10,823
Gentex Corp.	343	11,672
Gentherm, Inc.*	47	3,898
Goodyear Tire & Rubber Co. (The)*	388	6,095
LCI Industries	42	6,124
Lear Corp.	83	14,523
Motorcar Parts of America, Inc.*	15	334
Patrick Industries, Inc.	31	2,562
Standard Motor Products, Inc.	20	835
Visteon Corp.*	46	5,246

		166,945

Automobiles 1.6%
Ford Motor Co.*	5,969	83,268
General Motors Co.*	1,967	111,804
Harley-Davidson, Inc.	239	9,469
Tesla, Inc.*	1,192	819,142
Thor Industries, Inc.	88	10,416
Winnebago Industries, Inc.	47	3,378

		1,037,477

Banks 4.2%
Allegiance Bancshares, Inc.	23	839

See Notes to Financial Statements.

110

PGIM QMA US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Banks (cont’d.)
Ameris Bancorp	95	$4,618
Associated Banc-Corp.	193	3,821
Banc of California, Inc.	23	394
BancFirst Corp.	35	1,942
Bancorp, Inc. (The)*	75	1,753
BancorpSouth Bank	112	2,890
Bank of America Corp.	11,618	445,666
Bank of Hawaii Corp.	62	5,190
Bank OZK	193	7,857
BankUnited, Inc.	139	5,502
Banner Corp.	62	3,288
Berkshire Hills Bancorp, Inc.	42	1,136
Brookline Bancorp, Inc.	51	733
Cadence BanCorp	153	2,907
Cathay General Bancorp	101	3,825
Central Pacific Financial Corp.	15	384
CIT Group, Inc.	141	6,802
Citigroup, Inc.	3,183	215,234
Citizens Financial Group, Inc.	654	27,573
City Holding Co.	31	2,345
Columbia Banking System, Inc.	92	3,214
Comerica, Inc.	215	14,762
Commerce Bancshares, Inc.	163	11,529
Community Bank System, Inc.	81	5,803
Cullen/Frost Bankers, Inc.	90	9,659
Customers Bancorp, Inc.*	25	905
CVB Financial Corp.	193	3,679
Dime Community Bancshares, Inc.	53	1,750
Eagle Bancorp, Inc.	39	2,146
East West Bancorp, Inc.	217	15,440
FB Financial Corp.	45	1,701
Fifth Third Bancorp	1,086	39,411
First Bancorp.	46	1,840
First BanCorp. (Puerto Rico)	265	3,214
First Commonwealth Financial Corp.	79	1,040
First Financial Bancorp	127	2,857
First Financial Bankshares, Inc.	214	10,452
First Hawaiian, Inc.	193	5,313
First Horizon Corp.	838	12,947
First Midwest Bancorp, Inc.	122	2,189
First Republic Bank	274	53,435
FNB Corp.	424	4,859

See Notes to Financial Statements.

PGIM Day One Underlying Funds	111

PGIM QMA US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Banks (cont’d.)
Fulton Financial Corp.	200	$3,064
Glacier Bancorp, Inc.	144	7,425
Great Western Bancorp, Inc.	66	2,033
Hancock Whitney Corp.	123	5,376
Hanmi Financial Corp.	15	273
Heritage Financial Corp.	27	653
Hilltop Holdings, Inc.	78	2,471
Home BancShares, Inc.	194	4,109
Hope Bancorp, Inc.	126	1,669
Huntington Bancshares, Inc.	2,201	30,990
Independent Bank Corp.	51	3,605
Independent Bank Group, Inc.	54	3,764
International Bancshares Corp.	75	2,931
Investors Bancorp, Inc.	295	4,077
JPMorgan Chase & Co.	4,668	708,509
KeyCorp	1,495	29,392
M&T Bank Corp.	201	26,904
National Bank Holdings Corp. (Class A Stock)	41	1,454
NBT Bancorp, Inc.	64	2,230
OFG Bancorp (Puerto Rico)	35	809
Old National Bancorp	202	3,250
Pacific Premier Bancorp, Inc.	135	5,127
PacWest Bancorp	163	6,491
Park National Corp.	23	2,620
People’s United Financial, Inc.	635	9,969
Pinnacle Financial Partners, Inc.	123	11,022
PNC Financial Services Group, Inc. (The)	657	119,843
Preferred Bank	15	885
Prosperity Bancshares, Inc.	151	10,297
Regions Financial Corp.	1,427	27,470
Renasant Corp.	77	2,709
S&T Bancorp, Inc.	43	1,266
Seacoast Banking Corp. of Florida	58	1,763
ServisFirst Bancshares, Inc.	68	4,833
Signature Bank	90	20,427
Simmons First National Corp. (Class A Stock)	137	3,729
Southside Bancshares, Inc.	47	1,694
Sterling Bancorp	267	5,797
SVB Financial Group*	90	49,496
Synovus Financial Corp.	231	9,448
Texas Capital Bancshares, Inc.*	73	4,598
Tompkins Financial Corp.	15	1,151

See Notes to Financial Statements.

112

PGIM QMA US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Banks (cont’d.)
Triumph Bancorp, Inc.*	31	$2,376
Truist Financial Corp.	2,072	112,779
Trustmark Corp.	83	2,492
U.S. Bancorp	2,092	116,190
UMB Financial Corp.	67	6,271
Umpqua Holdings Corp.	287	5,416
United Bankshares, Inc.	210	7,253
United Community Banks, Inc.	104	2,996
Valley National Bancorp	602	7,760
Veritex Holdings, Inc.	54	1,812
Webster Financial Corp.	147	7,071
Wells Fargo & Co.	6,367	292,500
Westamerica BanCorp	34	1,889
Wintrust Financial Corp.	85	6,069
Zions Bancorp NA	245	12,777

		2,684,118

Beverages 1.3%
Boston Beer Co., Inc. (The) (Class A Stock)*	17	12,070
Brown-Forman Corp. (Class B Stock)	281	19,929
Celsius Holdings, Inc.*	59	4,049
Coca-Cola Co. (The)	5,979	340,982
Coca-Cola Consolidated, Inc.	9	3,592
Constellation Brands, Inc. (Class A Stock)	262	58,777
MGP Ingredients, Inc.	13	775
Molson Coors Beverage Co. (Class B Stock)*	291	14,227
Monster Beverage Corp.*	571	53,857
National Beverage Corp.	31	1,407
PepsiCo, Inc.	2,128	333,990

		843,655

Biotechnology 1.8%
AbbVie, Inc.	2,723	316,685
Amgen, Inc.	889	214,729
Anika Therapeutics, Inc.*	17	682
Arrowhead Pharmaceuticals, Inc.*	157	10,879
Biogen, Inc.*	236	77,108
Coherus Biosciences, Inc.*	77	1,005
Cytokinetics, Inc.*	103	3,057
Eagle Pharmaceuticals, Inc.*	14	651

See Notes to Financial Statements.

PGIM Day One Underlying Funds	113

PGIM QMA US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Biotechnology (cont’d.)
Emergent BioSolutions, Inc.*	77	$5,074
Enanta Pharmaceuticals, Inc.*	20	845
Exelixis, Inc.*	462	7,785
Gilead Sciences, Inc.	1,937	132,278
Halozyme Therapeutics, Inc.*	198	8,183
Incyte Corp.*	289	22,354
Ligand Pharmaceuticals, Inc.*	32	3,632
Moderna, Inc.*	470	166,192
Myriad Genetics, Inc.*	116	3,669
Neurocrine Biosciences, Inc.*	149	13,888
Organogenesis Holdings, Inc.*	20	307
Regeneron Pharmaceuticals, Inc.*	163	93,661
REGENXBIO, Inc.*	46	1,487
Spectrum Pharmaceuticals, Inc.*	73	235
United Therapeutics Corp.*	77	14,009
Vanda Pharmaceuticals, Inc.*	54	881
Vericel Corp.*	77	4,076
Vertex Pharmaceuticals, Inc.*	400	80,632
Xencor, Inc.*	93	2,863

		1,186,847

Building Products 0.7%
A.O. Smith Corp.	209	14,699
AAON, Inc.	64	3,978
Allegion PLC	141	19,261
American Woodmark Corp.*	31	2,302
Apogee Enterprises, Inc.	28	1,111
Builders FirstSource, Inc.*	320	14,240
Carlisle Cos., Inc.	79	15,977
Carrier Global Corp.	1,258	69,504
Fortune Brands Home & Security, Inc.	216	21,054
Gibraltar Industries, Inc.*	46	3,435
Griffon Corp.	28	647
Insteel Industries, Inc.	34	1,320
Johnson Controls International PLC	1,106	78,990
Lennox International, Inc.	54	17,789
Masco Corp.	390	23,287
Owens Corning	160	15,386
PGT Innovations, Inc.*	48	1,084
Quanex Building Products Corp.	23	571
Resideo Technologies, Inc.*	190	5,605

See Notes to Financial Statements.

114

PGIM QMA US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Building Products (cont’d.)
Simpson Manufacturing Co., Inc.	67	$7,536
Trane Technologies PLC	371	75,539
Trex Co., Inc.*	179	17,381
UFP Industries, Inc.	93	6,906

		417,602

Capital Markets 2.8%
Affiliated Managers Group, Inc.	72	11,408
Ameriprise Financial, Inc.	183	47,134
B Riley Financial, Inc.	31	2,094
Bank of New York Mellon Corp. (The)	1,246	63,957
BlackRock, Inc.	223	193,379
Blucora, Inc.*	46	776
Brightsphere Investment Group, Inc.	62	1,549
Cboe Global Markets, Inc.	165	19,548
Charles Schwab Corp. (The)	2,316	157,372
CME Group, Inc.	554	117,520
Donnelley Financial Solutions, Inc.*	15	483
Evercore, Inc. (Class A Stock)	69	9,122
FactSet Research Systems, Inc.	62	22,151
Federated Hermes, Inc.	124	4,023
Franklin Resources, Inc.	385	11,377
Goldman Sachs Group, Inc. (The)	526	197,187
Greenhill & Co., Inc.	15	240
Interactive Brokers Group, Inc. (Class A Stock)	123	7,609
Intercontinental Exchange, Inc.	867	103,893
Invesco Ltd.	583	14,214
Janus Henderson Group PLC	244	10,209
Jefferies Financial Group, Inc.	306	10,156
MarketAxess Holdings, Inc.	61	28,985
Moody’s Corp.	252	94,752
Morgan Stanley	2,292	219,986
MSCI, Inc.	127	75,687
Nasdaq, Inc.	179	33,425
Northern Trust Corp.	324	36,563
Piper Sandler Cos.	20	2,454
Raymond James Financial, Inc.	190	24,601
S&P Global, Inc.	371	159,055
SEI Investments Co.	183	11,126
State Street Corp.	539	46,968
Stifel Financial Corp.	154	10,247

See Notes to Financial Statements.

PGIM Day One Underlying Funds	115

PGIM QMA US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Capital Markets (cont’d.)
StoneX Group, Inc.*	19	$1,226
T. Rowe Price Group, Inc.	351	71,660
Virtus Investment Partners, Inc.	15	4,142
WisdomTree Investments, Inc.	69	426

		1,826,704

Chemicals 1.8%
AdvanSix, Inc.*	19	636
Air Products & Chemicals, Inc.	343	99,823
Albemarle Corp.	181	37,293
American Vanguard Corp.	23	380
Ashland Global Holdings, Inc.	86	7,316
Avient Corp.	127	6,162
Balchem Corp.	54	7,284
Cabot Corp.	80	4,405
Celanese Corp.	173	26,948
CF Industries Holdings, Inc.	330	15,592
Chemours Co. (The)	253	8,412
Corteva, Inc.	1,136	48,598
Dow, Inc.	1,151	71,546
DuPont de Nemours, Inc.	823	61,766
Eastman Chemical Co.	214	24,122
Ecolab, Inc.	388	85,682
Ferro Corp.*	87	1,810
FMC Corp.	198	21,176
FutureFuel Corp.	23	195
GCP Applied Technologies, Inc.*	62	1,441
Hawkins, Inc.	15	545
HB Fuller Co.	85	5,493
Ingevity Corp.*	71	6,031
Innospec, Inc.	43	3,803
International Flavors & Fragrances, Inc.	387	58,298
Koppers Holdings, Inc.*	15	461
Kraton Corp.*	40	1,528
Linde PLC (United Kingdom)	806	247,756
Livent Corp.*	232	4,526
LyondellBasell Industries NV (Class A Stock)	400	39,732
Minerals Technologies, Inc.	50	4,011
Mosaic Co. (The)	528	16,489
NewMarket Corp.	15	4,739
Olin Corp.	206	9,688

See Notes to Financial Statements.

116

PGIM QMA US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Chemicals (cont’d.)
PPG Industries, Inc.	369	$60,339
Quaker Chemical Corp.	23	5,790
Rayonier Advanced Materials, Inc.*	46	321
RPM International, Inc.	201	17,405
Scotts Miracle-Gro Co. (The)	69	12,210
Sensient Technologies Corp.	62	5,405
Sherwin-Williams Co. (The)	372	108,263
Stepan Co.	37	4,364
Tredegar Corp.	15	196
Trinseo SA	49	2,664
Valvoline, Inc.	279	8,560

		1,159,204

Commercial Services & Supplies 0.5%
ABM Industries, Inc.	91	4,231
Brady Corp. (Class A Stock)	65	3,554
Brink’s Co. (The)	77	5,926
Cintas Corp.	136	53,608
Clean Harbors, Inc.*	74	7,030
Copart, Inc.*	325	47,775
CoreCivic, Inc.*	103	1,059
Deluxe Corp.	54	2,371
Harsco Corp.*	74	1,489
Healthcare Services Group, Inc.	88	2,297
Herman Miller, Inc.	105	4,531
HNI Corp.	52	1,940
IAA, Inc.*	204	12,338
Interface, Inc.	46	663
KAR Auction Services, Inc.*	162	2,670
Matthews International Corp. (Class A Stock)	31	1,073
MSA Safety, Inc.	64	10,527
Pitney Bowes, Inc.	172	1,376
Republic Services, Inc.	328	38,822
Rollins, Inc.	335	12,840
Stericycle, Inc.*	136	9,595
Team, Inc.*	15	92
Tetra Tech, Inc.	83	11,082
UniFirst Corp.	31	6,751
US Ecology, Inc.*	54	1,890

See Notes to Financial Statements.

PGIM Day One Underlying Funds	117

PGIM QMA US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Commercial Services & Supplies (cont’d.)
Viad Corp.*	23	$1,054
Waste Management, Inc.	601	89,104

		335,688

Communications Equipment 0.8%
ADTRAN, Inc.	70	1,569
Applied Optoelectronics, Inc.*	15	116
Arista Networks, Inc.*	87	33,094
CalAmp Corp.*	23	279
Ciena Corp.*	237	13,779
Cisco Systems, Inc.	6,493	359,517
Comtech Telecommunications Corp.	25	624
Digi International, Inc.*	23	476
Extreme Networks, Inc.*	118	1,299
F5 Networks, Inc.*	96	19,825
Harmonic, Inc.*	44	389
Juniper Networks, Inc.	503	14,154
Lumentum Holdings, Inc.*	116	9,743
Motorola Solutions, Inc.	263	58,891
NETGEAR, Inc.*	39	1,336
NetScout Systems, Inc.*	83	2,387
Plantronics, Inc.*	41	1,279
Viasat, Inc.*	104	5,163
Viavi Solutions, Inc.*	303	5,057

		528,977

Construction & Engineering 0.1%
AECOM*	225	14,166
Arcosa, Inc.	67	3,669
Comfort Systems USA, Inc.	52	3,887
Dycom Industries, Inc.*	45	3,123
EMCOR Group, Inc.	83	10,110
Fluor Corp.*	143	2,383
Granite Construction, Inc.	77	2,958
MasTec, Inc.*	90	9,111
Matrix Service Co.*	31	338
MYR Group, Inc.*	24	2,295
Quanta Services, Inc.	214	19,453
Valmont Industries, Inc.	35	8,293

		79,786

See Notes to Financial Statements.

118

PGIM QMA US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Construction Materials 0.1%
Eagle Materials, Inc.	72	$10,175
Martin Marietta Materials, Inc.	98	35,603
U.S. Concrete, Inc.*	31	2,257
Vulcan Materials Co.	208	37,438

		85,473

Consumer Finance 0.7%
American Express Co.	1,005	171,383
Capital One Financial Corp.	700	113,190
Discover Financial Services	470	58,430
Encore Capital Group, Inc.*	39	1,846
Enova International, Inc.*	39	1,290
EZCORP, Inc. (Class A Stock)*	31	177
FirstCash, Inc.	63	4,990
Green Dot Corp. (Class A Stock)*	85	3,916
LendingTree, Inc.*	19	3,709
Navient Corp.	244	4,985
PRA Group, Inc.*	77	2,987
PROG Holdings, Inc.	91	3,983
SLM Corp.	490	9,227
Synchrony Financial	833	39,168
World Acceptance Corp.*	8	1,517

		420,798

Containers & Packaging 0.3%
Amcor PLC	2,287	26,438
AptarGroup, Inc.	103	13,279
Avery Dennison Corp.	129	27,178
Ball Corp.	505	40,844
Greif, Inc. (Class A Stock)	34	2,061
International Paper Co.	604	34,887
Myers Industries, Inc.	27	572
O-I Glass, Inc.*	192	2,840
Packaging Corp. of America	148	20,942
Sealed Air Corp.	234	13,279
Silgan Holdings, Inc.	123	4,984
Sonoco Products Co.	157	10,015
Westrock Co.	412	20,274

		217,593

See Notes to Financial Statements.

PGIM Day One Underlying Funds	119

PGIM QMA US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Distributors 0.1%
Core-Mark Holding Co., Inc.	77	$3,314
Genuine Parts Co.	223	28,303
LKQ Corp.*	430	21,823
Pool Corp.	66	31,536

		84,976

Diversified Consumer Services 0.1%
Adtalem Global Education, Inc.*	69	2,508
American Public Education, Inc.*	15	444
Graham Holdings Co. (Class B Stock)	9	5,982
Grand Canyon Education, Inc.*	77	7,113
H&R Block, Inc.	248	6,088
Perdoceo Education Corp.*	69	818
Regis Corp.*	23	183
Service Corp. International	258	16,123
Strategic Education, Inc.	38	3,013
WW International, Inc.*	54	1,660

		43,932

Diversified Financial Services 1.3%
Berkshire Hathaway, Inc. (Class B Stock)*	2,920	812,607

Diversified Telecommunication Services 1.1%
AT&T, Inc.	10,971	307,737
ATN International, Inc.	15	646
Cincinnati Bell, Inc.*	31	475
Cogent Communications Holdings, Inc.	69	5,355
Consolidated Communications Holdings, Inc.*	46	354
Iridium Communications, Inc.*	188	7,939
Lumen Technologies, Inc.	1,531	19,092
Verizon Communications, Inc.	6,377	355,709

		697,307

Electric Utilities 1.5%
ALLETE, Inc.	82	5,766
Alliant Energy Corp.	384	22,476
American Electric Power Co., Inc.	773	68,117
Duke Energy Corp.	1,187	124,766
Edison International	585	31,883

See Notes to Financial Statements.

120

PGIM QMA US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Electric Utilities (cont’d.)
Entergy Corp.	312	$32,111
Evergy, Inc.	352	22,957
Eversource Energy	530	45,723
Exelon Corp.	1,509	70,621
FirstEnergy Corp.	838	32,112
Hawaiian Electric Industries, Inc.	160	6,934
IDACORP, Inc.	78	8,225
NextEra Energy, Inc.	3,022	235,414
NRG Energy, Inc.	376	15,506
OGE Energy Corp.	311	10,496
Pinnacle West Capital Corp.	172	14,371
PNM Resources, Inc.	139	6,718
PPL Corp.	1,151	32,654
Southern Co. (The)	1,634	104,364
Xcel Energy, Inc.	830	56,647

		947,861

Electrical Equipment 0.6%
Acuity Brands, Inc.	62	10,873
AMETEK, Inc.	358	49,780
AZZ, Inc.	34	1,802
Eaton Corp. PLC	617	97,517
Emerson Electric Co.	928	93,626
Encore Wire Corp.	32	2,510
EnerSys	73	7,202
Generac Holdings, Inc.*	98	41,097
Hubbell, Inc.	87	17,440
nVent Electric PLC	227	7,175
Powell Industries, Inc.	8	233
Regal Beloit Corp.	69	10,159
Rockwell Automation, Inc.	181	55,643
Sunrun, Inc.*	242	12,819
Vicor Corp.*	39	4,509

		412,385

Electronic Equipment, Instruments & Components 0.9%
Advanced Energy Industries, Inc.	66	6,848
Amphenol Corp. (Class A Stock)	921	66,763
Arlo Technologies, Inc.*	76	464
Arrow Electronics, Inc.*	116	13,754

See Notes to Financial Statements.

PGIM Day One Underlying Funds	121

PGIM QMA US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Electronic Equipment, Instruments & Components (cont’d.)
Avnet, Inc.	140	$5,785
Badger Meter, Inc.	46	4,647
Bel Fuse, Inc. (Class B Stock)	15	205
Belden, Inc.	77	3,773
Benchmark Electronics, Inc.	39	1,030
CDW Corp.	219	40,154
Cognex Corp.	271	24,501
Coherent, Inc.*	46	11,313
Corning, Inc.	1,193	49,939
CTS Corp.	31	1,085
Daktronics, Inc.*	39	238
ePlus, Inc.*	28	2,589
Fabrinet (Thailand)*	54	5,104
FARO Technologies, Inc.*	31	2,260
II-VI, Inc.*	160	11,170
Insight Enterprises, Inc.*	54	5,421
IPG Photonics Corp.*	63	13,744
Itron, Inc.*	70	6,903
Jabil, Inc.	204	12,146
Keysight Technologies, Inc.*	285	46,897
Knowles Corp.*	100	2,004
Littelfuse, Inc.	37	9,842
Methode Electronics, Inc.	51	2,439
National Instruments Corp.	191	8,425
OSI Systems, Inc.*	35	3,502
PC Connection, Inc.	15	713
Plexus Corp.*	44	3,974
Rogers Corp.*	32	6,099
Sanmina Corp.*	86	3,304
ScanSource, Inc.*	31	855
SYNNEX Corp.	70	8,368
TE Connectivity Ltd.	511	75,357
Trimble, Inc.*	389	33,259
TTM Technologies, Inc.*	116	1,623
Vishay Intertechnology, Inc.	166	3,674
Vontier Corp.	237	7,667
Zebra Technologies Corp. (Class A Stock)*	86	47,513

		555,351

Energy Equipment & Services 0.2%
Archrock, Inc.	88	758

See Notes to Financial Statements.

122

PGIM QMA US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Energy Equipment & Services (cont’d.)
Baker Hughes Co.	1,071	$22,748
Bristow Group, Inc.*	8	208
ChampionX Corp.*	261	6,066
Core Laboratories NV	55	1,835
DMC Global, Inc.*	24	1,050
Dril-Quip, Inc.*	39	1,114
Halliburton Co.	1,369	28,311
Helix Energy Solutions Group, Inc.*	108	448
Helmerich & Payne, Inc.	142	4,071
Nabors Industries Ltd.*	14	1,225
NOV, Inc.*	584	8,065
Oceaneering International, Inc.*	93	1,233
Oil States International, Inc.*	54	306
Patterson-UTI Energy, Inc.	196	1,572
ProPetro Holding Corp.*	66	498
RPC, Inc.*	69	290
Schlumberger NV	2,155	62,129
US Silica Holdings, Inc.*	62	626

		142,553

Entertainment 1.7%
Activision Blizzard, Inc.	1,200	100,344
Cinemark Holdings, Inc.*	126	1,957
Electronic Arts, Inc.	443	63,774
Live Nation Entertainment, Inc.*	224	17,671
Marcus Corp. (The)*	15	241
Netflix, Inc.*	687	355,571
Take-Two Interactive Software, Inc.*	178	30,869
Walt Disney Co. (The)*	2,803	493,384
World Wrestling Entertainment, Inc. (Class A Stock)	65	3,210

		1,067,021

Equity Real Estate Investment Trusts (REITs) 3.0%
Acadia Realty Trust	95	2,033
Agree Realty Corp.	101	7,590
Alexander & Baldwin, Inc.	63	1,261
Alexandria Real Estate Equities, Inc.	212	42,684
American Assets Trust, Inc.	54	1,994
American Campus Communities, Inc.	216	10,867
American Tower Corp.	701	198,243

See Notes to Financial Statements.

PGIM Day One Underlying Funds	123

PGIM QMA US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Equity Real Estate Investment Trusts (REITs) (cont’d.)
Apartment Income REIT Corp.	241	$12,686
Armada Hoffler Properties, Inc.	27	351
AvalonBay Communities, Inc.	218	49,667
Boston Properties, Inc.	220	25,824
Brandywine Realty Trust	231	3,225
Brixmor Property Group, Inc.	426	9,807
Camden Property Trust	152	22,707
CareTrust REIT, Inc.	109	2,629
Centerspace	30	2,700
Chatham Lodging Trust*	19	233
Community Healthcare Trust, Inc.	21	1,046
CoreSite Realty Corp.	70	9,675
Corporate Office Properties Trust	150	4,416
Cousins Properties, Inc.	228	9,056
Crown Castle International Corp.	670	129,370
CyrusOne, Inc.	186	13,256
DiamondRock Hospitality Co.*	204	1,756
Digital Realty Trust, Inc.	438	67,522
Diversified Healthcare Trust	239	932
Douglas Emmett, Inc.	255	8,517
Duke Realty Corp.	580	29,510
Easterly Government Properties, Inc.	120	2,724
EastGroup Properties, Inc.	61	10,749
EPR Properties	111	5,583
Equinix, Inc.	138	113,217
Equity Residential	534	44,925
Essential Properties Realty Trust, Inc.	180	5,364
Essex Property Trust, Inc.	100	32,810
Extra Space Storage, Inc.	206	35,873
Federal Realty Investment Trust	111	13,046
First Industrial Realty Trust, Inc.	208	11,394
Four Corners Property Trust, Inc.	116	3,330
Franklin Street Properties Corp.	131	684
GEO Group, Inc. (The)	120	830
Getty Realty Corp.	42	1,327
Global Net Lease, Inc.	92	1,699
Healthcare Realty Trust, Inc.	212	6,759
Healthpeak Properties, Inc.	830	30,685
Hersha Hospitality Trust*	15	141
Highwoods Properties, Inc.	170	8,107
Host Hotels & Resorts, Inc.*	1,024	16,312
Hudson Pacific Properties, Inc.	199	5,425

See Notes to Financial Statements.

124

PGIM QMA US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Equity Real Estate Investment Trusts (REITs) (cont’d.)
Independence Realty Trust, Inc.	113	$2,179
Industrial Logistics Properties Trust	77	2,087
Innovative Industrial Properties, Inc.	41	8,815
Iron Mountain, Inc.	446	19,517
iStar, Inc.	93	2,253
JBG SMITH Properties	154	5,025
Kilroy Realty Corp.	170	11,776
Kimco Realty Corp.	618	13,182
Kite Realty Group Trust	81	1,633
Lamar Advertising Co. (Class A Stock)	134	14,284
Lexington Realty Trust	417	5,484
Life Storage, Inc.	122	14,318
LTC Properties, Inc.	46	1,741
Macerich Co. (The)	214	3,488
Mack-Cali Realty Corp.*	100	1,800
Medical Properties Trust, Inc.	904	19,011
Mid-America Apartment Communities, Inc.	176	33,986
National Retail Properties, Inc.	264	12,902
National Storage Affiliates Trust	118	6,392
NexPoint Residential Trust, Inc.	31	1,827
Office Properties Income Trust	49	1,420
Omega Healthcare Investors, Inc.	360	13,061
Park Hotels & Resorts, Inc.*	315	5,828
Pebblebrook Hotel Trust	163	3,666
Physicians Realty Trust	324	6,140
PotlatchDeltic Corp.	98	5,090
Prologis, Inc.	1,145	146,606
PS Business Parks, Inc.	33	5,071
Public Storage	235	73,433
Rayonier, Inc.	208	7,844
Realty Income Corp.	577	40,557
Regency Centers Corp.	246	16,091
Retail Opportunity Investments Corp.	133	2,350
Retail Properties of America, Inc. (Class A Stock)	270	3,405
Rexford Industrial Realty, Inc.	208	12,796
RPT Realty	62	790
Sabra Health Care REIT, Inc.	279	5,187
Safehold, Inc.	31	2,800
Saul Centers, Inc.	8	365
SBA Communications Corp.	171	58,309
Service Properties Trust	190	2,115
Simon Property Group, Inc.	506	64,019

See Notes to Financial Statements.

PGIM Day One Underlying Funds	125

PGIM QMA US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Equity Real Estate Investment Trusts (REITs) (cont’d.)
SITE Centers Corp.	223	$3,537
SL Green Realty Corp.	108	8,042
Spirit Realty Capital, Inc.	175	8,788
STORE Capital Corp.	375	13,571
Summit Hotel Properties, Inc.*	73	658
Tanger Factory Outlet Centers, Inc.	115	1,975
UDR, Inc.	457	25,130
Uniti Group, Inc.	309	3,618
Universal Health Realty Income Trust	20	1,195
Urban Edge Properties	131	2,489
Urstadt Biddle Properties, Inc. (Class A Stock)	15	286
Ventas, Inc.	577	34,493
Vornado Realty Trust	240	10,440
Washington Real Estate Investment Trust	100	2,429
Weingarten Realty Investors	158	5,086
Welltower, Inc.	643	55,851
Weyerhaeuser Co.	1,153	38,891
Whitestone REIT	23	204
Xenia Hotels & Resorts, Inc.*	125	2,210

		1,898,077

Food & Staples Retailing 1.2%
Andersons, Inc. (The)	25	667
BJ’s Wholesale Club Holdings, Inc.*	216	10,938
Casey’s General Stores, Inc.	62	12,258
Chefs’ Warehouse, Inc. (The)*	23	665
Costco Wholesale Corp.	683	293,499
Grocery Outlet Holding Corp.*	109	3,610
Kroger Co. (The)	1,167	47,497
PriceSmart, Inc.	46	4,128
SpartanNash Co.	15	292
Sprouts Farmers Market, Inc.*	145	3,564
Sysco Corp.	788	58,470
United Natural Foods, Inc.*	63	2,087
Walgreens Boots Alliance, Inc.	1,107	52,195
Walmart, Inc.	2,116	301,636

		791,506

Food Products 0.9%
Archer-Daniels-Midland Co.	861	51,419

See Notes to Financial Statements.

126

PGIM QMA US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Food Products (cont’d.)
B&G Foods, Inc.	70	$2,010
Calavo Growers, Inc.	23	1,296
Cal-Maine Foods, Inc.	41	1,430
Campbell Soup Co.	312	13,641
Conagra Brands, Inc.	737	24,682
Darling Ingredients, Inc.*	250	17,268
Flowers Foods, Inc.	293	6,903
Fresh Del Monte Produce, Inc.	39	1,204
General Mills, Inc.	941	55,387
Hain Celestial Group, Inc. (The)*	123	4,909
Hershey Co. (The)	226	40,427
Hormel Foods Corp.	433	20,083
Ingredion, Inc.	99	8,693
J & J Snack Foods Corp.	26	4,274
J.M. Smucker Co. (The)	169	22,158
John B. Sanfilippo & Son, Inc.	23	2,124
Kellogg Co.	389	24,647
Kraft Heinz Co. (The)	1,001	38,508
Lamb Weston Holdings, Inc.	227	15,157
Lancaster Colony Corp.	35	6,925
McCormick & Co., Inc.	387	32,574
Mondelez International, Inc. (Class A Stock)	2,166	137,021
Pilgrim’s Pride Corp.*	62	1,373
Post Holdings, Inc.*	93	9,518
Sanderson Farms, Inc.	32	5,979
Seneca Foods Corp. (Class A Stock)*	12	657
Simply Good Foods Co. (The)*	109	4,085
Tootsie Roll Industries, Inc.	15	516
TreeHouse Foods, Inc.*	74	3,286
Tyson Foods, Inc. (Class A Stock)	453	32,371

		590,525

Gas Utilities 0.1%
Atmos Energy Corp.	203	20,014
Chesapeake Utilities Corp.	29	3,613
National Fuel Gas Co.	139	7,149
New Jersey Resources Corp.	137	5,277
Northwest Natural Holding Co.	43	2,248
ONE Gas, Inc.	82	6,050
South Jersey Industries, Inc.	162	4,078
Southwest Gas Holdings, Inc.	97	6,783

See Notes to Financial Statements.

PGIM Day One Underlying Funds	127

PGIM QMA US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Gas Utilities (cont’d.)
Spire, Inc.	74	$5,250
UGI Corp.	314	14,441

		74,903

Health Care Equipment & Supplies 3.7%
Abbott Laboratories	2,739	331,364
ABIOMED, Inc.*	74	24,208
Align Technology, Inc.*	115	80,017
AngioDynamics, Inc.*	23	613
Avanos Medical, Inc.*	62	2,352
Baxter International, Inc.	776	60,024
Becton, Dickinson & Co.	450	115,088
Boston Scientific Corp.*	2,189	99,818
Cardiovascular Systems, Inc.*	69	2,780
CONMED Corp.	44	6,069
Cooper Cos., Inc. (The)	80	33,742
CryoLife, Inc.*	23	621
Cutera, Inc.*	33	1,714
Danaher Corp.	980	291,540
DENTSPLY SIRONA, Inc.	338	22,322
Dexcom, Inc.*	152	78,358
Edwards Lifesciences Corp.*	960	107,779
Envista Holdings Corp.*	245	10,555
Glaukos Corp.*	70	3,570
Globus Medical, Inc. (Class A Stock)*	125	10,396
Haemonetics Corp.*	85	5,167
Heska Corp.*	21	5,055
Hill-Rom Holdings, Inc.	106	14,677
Hologic, Inc.*	395	29,641
ICU Medical, Inc.*	29	5,895
IDEXX Laboratories, Inc.*	135	91,602
Inogen, Inc.*	25	1,994
Integer Holdings Corp.*	47	4,601
Integra LifeSciences Holdings Corp.*	105	7,601
Intuitive Surgical, Inc.*	186	184,412
Invacare Corp.*	31	224
Lantheus Holdings, Inc.*	68	1,780
LeMaitre Vascular, Inc.	33	1,797
LivaNova PLC*	74	6,386
Masimo Corp.*	80	21,791
Medtronic PLC	2,073	272,206

See Notes to Financial Statements.

128

PGIM QMA US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Health Care Equipment & Supplies (cont’d.)
Meridian Bioscience, Inc.*	34	$697
Merit Medical Systems, Inc.*	69	4,836
Mesa Laboratories, Inc.	8	2,356
Natus Medical, Inc.*	31	828
Neogen Corp.*	149	6,490
NuVasive, Inc.*	74	4,732
OraSure Technologies, Inc.*	104	1,226
Orthofix Medical, Inc.*	23	914
Penumbra, Inc.*	58	15,441
Quidel Corp.*	59	8,347
ResMed, Inc.	224	60,883
STAAR Surgical Co.*	75	9,594
STERIS PLC	152	33,128
Stryker Corp.	507	137,367
Surmodics, Inc.*	15	827
Tactile Systems Technology, Inc.*	32	1,567
Teleflex, Inc.	74	29,410
Varex Imaging Corp.*	30	819
West Pharmaceutical Services, Inc.	117	48,172
Zimmer Biomet Holdings, Inc.	325	53,112
Zynex, Inc.*	15	208

		2,358,713

Health Care Providers & Services 2.6%
Acadia Healthcare Co., Inc.*	143	8,826
Addus HomeCare Corp.*	29	2,517
Amedisys, Inc.*	59	15,377
AmerisourceBergen Corp.	229	27,977
AMN Healthcare Services, Inc.*	70	7,039
Anthem, Inc.	377	144,772
Apollo Medical Holdings, Inc.*	20	1,767
Cardinal Health, Inc.	446	26,483
Centene Corp.*	898	61,612
Chemed Corp.	29	13,805
Cigna Corp.	532	122,089
Community Health Systems, Inc.*	177	2,358
CorVel Corp.*	19	2,676
Covetrus, Inc.*	116	2,953
Cross Country Healthcare, Inc.*	23	378
CVS Health Corp.	2,034	167,520
DaVita, Inc.*	108	12,987

See Notes to Financial Statements.

PGIM Day One Underlying Funds	129

PGIM QMA US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Health Care Providers & Services (cont’d.)
Encompass Health Corp.	155	$12,904
Ensign Group, Inc. (The)	78	6,635
Fulgent Genetics, Inc.*	24	2,214
Hanger, Inc.*	46	1,129
HCA Healthcare, Inc.	407	101,017
HealthEquity, Inc.*	131	9,691
Henry Schein, Inc.*	218	17,473
Humana, Inc.	200	85,172
Joint Corp. (The)*	20	1,580
Laboratory Corp. of America Holdings*	151	44,719
LHC Group, Inc.*	53	11,404
Magellan Health, Inc.*	34	3,207
McKesson Corp.	246	50,142
MEDNAX, Inc.*	105	3,058
ModivCare, Inc.*	20	3,400
Molina Healthcare, Inc.*	90	24,571
Owens & Minor, Inc.	108	4,995
Patterson Cos., Inc.	106	3,300
Pennant Group, Inc. (The)*	29	992
Progyny, Inc.*	62	3,453
Quest Diagnostics, Inc.	205	29,069
R1 RCM, Inc.*	197	4,218
RadNet, Inc.*	46	1,690
Select Medical Holdings Corp.	170	6,706
Tenet Healthcare Corp.*	165	11,854
Tivity Health, Inc.*	43	1,078
UnitedHealth Group, Inc.	1,456	600,192
Universal Health Services, Inc. (Class B Stock)	124	19,891
US Physical Therapy, Inc.	21	2,481

		1,689,371

Health Care Technology 0.1%
Allscripts Healthcare Solutions, Inc.*	171	2,921
Cerner Corp.	465	37,381
Computer Programs & Systems, Inc.	15	474
HealthStream, Inc.*	15	438
NextGen Healthcare, Inc.*	85	1,379
Omnicell, Inc.*	67	9,815

See Notes to Financial Statements.

130

PGIM QMA US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Health Care Technology (cont’d.)
Simulations Plus, Inc.	23	$1,085
Tabula Rasa HealthCare, Inc.*	31	1,332

		54,825

Hotels, Restaurants & Leisure 2.0%
BJ’s Restaurants, Inc.*	21	852
Bloomin’ Brands, Inc.*	100	2,513
Booking Holdings, Inc.*	64	139,409
Boyd Gaming Corp.*	125	7,125
Brinker International, Inc.*	65	3,532
Caesars Entertainment, Inc.*	325	28,392
Carnival Corp.*	1,227	26,565
Cheesecake Factory, Inc. (The)*	80	3,621
Chipotle Mexican Grill, Inc.*	44	81,991
Choice Hotels International, Inc.	44	5,276
Churchill Downs, Inc.	59	10,962
Chuy’s Holdings, Inc.*	15	495
Cracker Barrel Old Country Store, Inc.	38	5,175
Darden Restaurants, Inc.	204	29,759
Dave & Buster’s Entertainment, Inc.*	77	2,563
Dine Brands Global, Inc.*	23	1,782
Domino’s Pizza, Inc.	63	33,106
El Pollo Loco Holdings, Inc.*	24	447
Expedia Group, Inc.*	222	35,713
Fiesta Restaurant Group, Inc.*	23	308
Hilton Worldwide Holdings, Inc.*	433	56,918
Jack in the Box, Inc.	39	4,246
Las Vegas Sands Corp.*	508	21,514
Marriott International, Inc. (Class A Stock)*	411	59,998
Marriott Vacations Worldwide Corp.*	64	9,432
McDonald’s Corp.	1,151	279,359
MGM Resorts International	628	23,569
Monarch Casino & Resort, Inc.*	15	958
Norwegian Cruise Line Holdings Ltd.*	566	13,601
Papa John’s International, Inc.	49	5,592
Penn National Gaming, Inc.*	230	15,727
Red Robin Gourmet Burgers, Inc.*	8	210
Royal Caribbean Cruises Ltd.*	340	26,136
Ruth’s Hospitality Group, Inc.*	23	459
Scientific Games Corp.*	85	5,245
Shake Shack, Inc. (Class A Stock)*	60	6,032

See Notes to Financial Statements.

PGIM Day One Underlying Funds	131

PGIM QMA US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Hotels, Restaurants & Leisure (cont’d.)
Six Flags Entertainment Corp.*	106	$4,404
Starbucks Corp.	1,815	220,395
Texas Roadhouse, Inc.	101	9,309
Travel + Leisure Co.	127	6,579
Wendy’s Co. (The)	262	6,081
Wingstop, Inc.	52	8,908
Wyndham Hotels & Resorts, Inc.	139	10,016
Wynn Resorts Ltd.*	164	16,126
Yum! Brands, Inc.	460	60,439

		1,290,839

Household Durables 0.5%
Cavco Industries, Inc.*	19	4,465
Century Communities, Inc.	54	3,750
D.R. Horton, Inc.	505	48,192
Ethan Allen Interiors, Inc.	15	357
Garmin Ltd.	232	36,470
Helen of Troy Ltd.*	46	10,276
Installed Building Products, Inc.	37	4,440
iRobot Corp.*	50	4,375
KB Home	122	5,178
La-Z-Boy, Inc.	62	2,082
Leggett & Platt, Inc.	206	9,894
Lennar Corp. (Class A Stock)	427	44,899
LGI Homes, Inc.*	40	6,836
M/I Homes, Inc.*	39	2,524
MDC Holdings, Inc.	77	4,106
Meritage Homes Corp.*	54	5,863
Mohawk Industries, Inc.*	91	17,736
Newell Brands, Inc.	574	14,206
NVR, Inc.*	6	31,336
PulteGroup, Inc.	407	22,332
Taylor Morrison Home Corp.*	161	4,318
Tempur Sealy International, Inc.	284	12,289
Toll Brothers, Inc.	165	9,779
TopBuild Corp.*	56	11,351
Tri Pointe Homes, Inc.*	144	3,473
Tupperware Brands Corp.*	62	1,295

See Notes to Financial Statements.

132

PGIM QMA US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Household Durables (cont’d.)
Universal Electronics, Inc.*	23	$1,075
Whirlpool Corp.	105	23,262

		346,159

Household Products 1.2%
Central Garden & Pet Co.*	15	724
Central Garden & Pet Co. (Class A Stock)*	68	2,945
Church & Dwight Co., Inc.	379	32,814
Clorox Co. (The)	193	34,912
Colgate-Palmolive Co.	1,307	103,907
Energizer Holdings, Inc.	80	3,428
Kimberly-Clark Corp.	520	70,574
Procter & Gamble Co. (The)	3,775	536,918
WD-40 Co.	25	6,075

		792,297

Independent Power & Renewable Electricity Producers 0.0%
AES Corp. (The)	1,023	24,245

Industrial Conglomerates 1.1%
3M Co.	894	176,958
General Electric Co.	13,459	174,294
Honeywell International, Inc.	1,075	251,324
Raven Industries, Inc.*	59	3,437
Roper Technologies, Inc.	163	80,089

		686,102

Insurance 1.9%
Aflac, Inc.	973	53,515
Alleghany Corp.*	25	16,578
Allstate Corp. (The)	464	60,343
Ambac Financial Group, Inc.*	42	610
American Equity Investment Life Holding Co.	104	3,337
American Financial Group, Inc.	107	13,534
American International Group, Inc.	1,325	62,739
AMERISAFE, Inc.	26	1,487
Aon PLC (Class A Stock)	350	91,011
Arthur J. Gallagher & Co.	317	44,161
Assurant, Inc.	95	14,992

See Notes to Financial Statements.

PGIM Day One Underlying Funds	133

PGIM QMA US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Insurance (cont’d.)
Assured Guaranty Ltd.	106	$5,068
Brighthouse Financial, Inc.*	139	5,985
Brown & Brown, Inc.	361	19,638
Chubb Ltd.	693	116,937
Cincinnati Financial Corp.	233	27,466
CNO Financial Group, Inc.	179	4,088
eHealth, Inc.*	46	2,392
Employers Holdings, Inc.	28	1,163
Everest Re Group Ltd.	66	16,687
First American Financial Corp.	165	11,106
Genworth Financial, Inc. (Class A Stock)*	617	2,061
Globe Life, Inc.	147	13,687
Hanover Insurance Group, Inc. (The)	58	7,882
Hartford Financial Services Group, Inc. (The)	550	34,991
HCI Group, Inc.	11	1,105
Horace Mann Educators Corp.	47	1,871
James River Group Holdings Ltd.	38	1,382
Kemper Corp.	101	6,667
Kinsale Capital Group, Inc.	39	6,967
Lincoln National Corp.	278	17,130
Loews Corp.	347	18,610
Marsh & McLennan Cos., Inc.	785	115,568
Mercury General Corp.	34	2,068
MetLife, Inc.	1,148	66,240
Old Republic International Corp.	429	10,579
Palomar Holdings, Inc.*	39	3,176
Primerica, Inc.	59	8,627
Principal Financial Group, Inc.	392	24,355
ProAssurance Corp.	69	1,399
Progressive Corp. (The)	906	86,215
Prudential Financial, Inc.(g)	611	61,271
Reinsurance Group of America, Inc.	105	11,569
RenaissanceRe Holdings Ltd. (Bermuda)	84	12,826
RLI Corp.	62	6,720
Safety Insurance Group, Inc.	22	1,686
Selective Insurance Group, Inc.	100	8,135
Selectquote, Inc.*	10	178
SiriusPoint Ltd. (Bermuda)*	69	676
Stewart Information Services Corp.	49	2,891
Travelers Cos., Inc. (The)	391	58,228
Trupanion, Inc.*	52	5,981
United Fire Group, Inc.	27	673

See Notes to Financial Statements.

134

PGIM QMA US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Insurance (cont’d.)
United Insurance Holdings Corp.	23	$101
Universal Insurance Holdings, Inc.	39	552
Unum Group	312	8,549
W.R. Berkley Corp.	216	15,805
Willis Towers Watson PLC	201	41,422

		1,240,680

Interactive Media & Services 6.0%
Alphabet, Inc. (Class A Stock)*	464	1,250,262
Alphabet, Inc. (Class C Stock)*	439	1,187,241
Facebook, Inc. (Class A Stock)*	3,696	1,316,885
QuinStreet, Inc.*	54	990
TripAdvisor, Inc.*	154	5,844
Twitter, Inc.*	1,232	85,932
Yelp, Inc.*	93	3,478

		3,850,632

Internet & Direct Marketing Retail 3.6%
Amazon.com, Inc.*	661	2,199,537
eBay, Inc.	1,001	68,278
Etsy, Inc.*	196	35,968
Liquidity Services, Inc.*	39	774
PetMed Express, Inc.	15	471
Shutterstock, Inc.	39	4,231
Stamps.com, Inc.*	28	9,149

		2,318,408

IT Services 4.8%
Accenture PLC (Class A Stock)	981	311,644
Akamai Technologies, Inc.*	253	30,340
Alliance Data Systems Corp.	79	7,367
Automatic Data Processing, Inc.	659	138,146
BM Technologies, Inc.*	3	30
Broadridge Financial Solutions, Inc.	179	31,055
Cognizant Technology Solutions Corp. (Class A Stock)	815	59,927
Concentrix Corp.*	70	11,461
CSG Systems International, Inc.	39	1,769
DXC Technology Co.*	391	15,632
EVERTEC, Inc. (Puerto Rico)	82	3,583

See Notes to Financial Statements.

PGIM Day One Underlying Funds	135

PGIM QMA US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

IT Services (cont’d.)
ExlService Holdings, Inc.*	55	$6,227
Fidelity National Information Services, Inc.	960	143,088
Fiserv, Inc.*	919	105,786
FleetCor Technologies, Inc.*	131	33,827
Gartner, Inc.*	134	35,474
Genpact Ltd.	270	13,449
Global Payments, Inc.	458	88,582
International Business Machines Corp.	1,381	194,666
Jack Henry & Associates, Inc.	116	20,194
LiveRamp Holdings, Inc.*	108	4,321
Mastercard, Inc. (Class A Stock)	1,349	520,633
Maximus, Inc.	93	8,277
Paychex, Inc.	498	56,682
PayPal Holdings, Inc.*	1,813	499,536
Perficient, Inc.*	51	4,809
Sabre Corp.*	490	5,777
Sykes Enterprises, Inc.*	62	3,327
TTEC Holdings, Inc.	31	3,239
Unisys Corp.*	100	2,235
VeriSign, Inc.*	156	33,754
Visa, Inc. (Class A Stock)(a)	2,609	642,832
Western Union Co. (The)	619	14,367
WEX, Inc.*	69	13,091

		3,065,127

Leisure Products 0.1%
Brunswick Corp.	116	12,110
Callaway Golf Co.*	152	4,815
Hasbro, Inc.	199	19,789
Mattel, Inc.*	493	10,708
Polaris, Inc.	92	12,059
Sturm Ruger & Co., Inc.	26	1,933
Vista Outdoor, Inc.*	84	3,393
YETI Holdings, Inc.*	116	11,174

		75,981

Life Sciences Tools & Services 1.3%
Agilent Technologies, Inc.	469	71,865
Bio-Rad Laboratories, Inc. (Class A Stock)*	34	25,143
Bio-Techne Corp.	62	29,899

See Notes to Financial Statements.

136

PGIM QMA US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Life Sciences Tools & Services (cont’d.)
Charles River Laboratories International, Inc.*	80	$32,554
Illumina, Inc.*	228	113,031
IQVIA Holdings, Inc.*	298	73,815
Medpace Holdings, Inc.*	46	8,093
Mettler-Toledo International, Inc.*	36	53,053
NeoGenomics, Inc.*	177	8,160
PerkinElmer, Inc.	174	31,708
Repligen Corp.*	80	19,656
Syneos Health, Inc.*	159	14,257
Thermo Fisher Scientific, Inc.	610	329,406
Waters Corp.*	95	37,032

		847,672

Machinery 1.9%
AGCO Corp.	98	12,947
Alamo Group, Inc.	19	2,789
Albany International Corp. (Class A Stock)	46	3,972
Astec Industries, Inc.	39	2,391
Barnes Group, Inc.	69	3,496
Caterpillar, Inc.	848	175,324
Chart Industries, Inc.*	58	9,016
CIRCOR International, Inc.*	35	1,079
Colfax Corp.*	177	8,121
Crane Co.	73	7,098
Cummins, Inc.	227	52,687
Deere & Co.	483	174,648
Donaldson Co., Inc.	196	12,973
Dover Corp.	223	37,268
Enerpac Tool Group Corp.	60	1,540
EnPro Industries, Inc.	31	2,887
ESCO Technologies, Inc.	46	4,341
Federal Signal Corp.	78	3,090
Flowserve Corp.	208	8,755
Fortive Corp.	524	38,074
Franklin Electric Co., Inc.	57	4,660
Graco, Inc.	260	20,301
Greenbrier Cos., Inc. (The)	37	1,584
Hillenbrand, Inc.	102	4,621
IDEX Corp.	118	26,749
Illinois Tool Works, Inc.	445	100,868
Ingersoll Rand, Inc.*	575	28,100

See Notes to Financial Statements.

PGIM Day One Underlying Funds	137

PGIM QMA US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Machinery (cont’d.)
ITT, Inc.	132	$12,924
John Bean Technologies Corp.	54	7,915
Kennametal, Inc.	131	4,749
Lincoln Electric Holdings, Inc.	93	12,967
Lindsay Corp.	19	3,053
Lydall, Inc.*	28	1,714
Meritor, Inc.*	85	2,068
Middleby Corp. (The)*	93	17,808
Mueller Industries, Inc.	75	3,255
Nordson Corp.	83	18,769
Oshkosh Corp.	104	12,433
Otis Worldwide Corp.	621	55,610
PACCAR, Inc.	534	44,317
Parker-Hannifin Corp.	199	62,094
Pentair PLC	255	18,786
Proto Labs, Inc.*	44	3,440
Snap-on, Inc.	86	18,746
SPX Corp.*	65	4,333
SPX FLOW, Inc.	72	5,915
Standex International Corp.	19	1,748
Stanley Black & Decker, Inc.	253	49,854
Tennant Co.	24	1,899
Terex Corp.	116	5,559
Timken Co. (The)	108	8,586
Titan International, Inc.*	32	276
Toro Co. (The)	165	18,767
Trinity Industries, Inc.	108	2,928
Wabash National Corp.	10	146
Watts Water Technologies, Inc. (Class A Stock)	50	7,538
Westinghouse Air Brake Technologies Corp.	276	23,424
Woodward, Inc.	90	10,940
Xylem, Inc.	279	35,112

		1,227,052

Marine 0.0%
Kirby Corp.*	90	5,212
Matson, Inc.	77	5,168

		10,380

See Notes to Financial Statements.

138

PGIM QMA US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Media 1.2%
AMC Networks, Inc. (Class A Stock)*	37	$1,851
Cable One, Inc.	10	18,880
Charter Communications, Inc. (Class A Stock)*	216	160,715
Comcast Corp. (Class A Stock)	7,064	415,575
Discovery, Inc. (Class A Stock)*	235	6,817
Discovery, Inc. (Class C Stock)*	461	12,498
DISH Network Corp. (Class A Stock)*	381	15,960
EW Scripps Co. (The) (Class A Stock)	38	725
Fox Corp. (Class A Stock)	503	17,937
Fox Corp. (Class B Stock)	225	7,479
Gannett Co., Inc.*	81	467
Interpublic Group of Cos., Inc. (The)	598	21,145
John Wiley & Sons, Inc. (Class A Stock)	77	4,526
Meredith Corp.*	46	2,007
New York Times Co. (The) (Class A Stock)	214	9,369
News Corp. (Class A Stock)	593	14,606
News Corp. (Class B Stock)	148	3,480
Omnicom Group, Inc.	335	24,395
Scholastic Corp.	23	773
TechTarget, Inc.*	31	2,266
TEGNA, Inc.	339	6,007
ViacomCBS, Inc. (Class B Stock)	933	38,188

		785,666

Metals & Mining 0.5%
Allegheny Technologies, Inc.*	154	3,162
Arconic Corp.*	130	4,672
Carpenter Technology Corp.	62	2,365
Century Aluminum Co.*	31	451
Cleveland-Cliffs, Inc.*	707	17,675
Commercial Metals Co.	177	5,806
Compass Minerals International, Inc.	61	4,182
Freeport-McMoRan, Inc.	2,258	86,030
Haynes International, Inc.	12	453
Kaiser Aluminum Corp.	25	3,042
Materion Corp.	28	1,998
Newmont Corp.	1,235	77,583
Nucor Corp.	461	47,953
Olympic Steel, Inc.	15	452
Reliance Steel & Aluminum Co.	98	15,401
Royal Gold, Inc.	101	12,273

See Notes to Financial Statements.

PGIM Day One Underlying Funds	139

PGIM QMA US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Metals & Mining (cont’d.)
Steel Dynamics, Inc.	309	$19,915
SunCoke Energy, Inc.	31	240
TimkenSteel Corp.*	23	307
United States Steel Corp.	372	9,850
Warrior Met Coal, Inc.	62	1,157
Worthington Industries, Inc.	62	3,966

		318,933

Mortgage Real Estate Investment Trusts (REITs) 0.0%
Apollo Commercial Real Estate Finance, Inc.	177	2,694
ARMOUR Residential REIT, Inc.	39	405
Capstead Mortgage Corp.	31	197
Ellington Financial, Inc.	65	1,182
Granite Point Mortgage Trust, Inc.	46	649
Invesco Mortgage Capital, Inc.	189	650
KKR Real Estate Finance Trust, Inc.	31	661
New York Mortgage Trust, Inc.	399	1,744
PennyMac Mortgage Investment Trust	108	2,130
Ready Capital Corp.	40	605
Redwood Trust, Inc.	100	1,187
Two Harbors Investment Corp.	460	2,948

		15,052

Multiline Retail 0.6%
Big Lots, Inc.	46	2,650
Dollar General Corp.	367	85,379
Dollar Tree, Inc.*	360	35,924
Kohl’s Corp.	240	12,192
Macy’s, Inc.*	434	7,378
Nordstrom, Inc.*	144	4,766
Ollie’s Bargain Outlet Holdings, Inc.*	85	7,914
Target Corp.	764	199,442

		355,645

Multi-Utilities 0.7%
Ameren Corp.	394	33,064
Avista Corp.	98	4,197
Black Hills Corp.	101	6,833
CenterPoint Energy, Inc.	891	22,685

See Notes to Financial Statements.

140

PGIM QMA US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Multi-Utilities (cont’d.)
CMS Energy Corp.	448	$27,682
Consolidated Edison, Inc.	530	39,098
Dominion Energy, Inc.	1,245	93,213
DTE Energy Co.	300	35,196
MDU Resources Group, Inc.	301	9,548
NiSource, Inc.	585	14,490
NorthWestern Corp.	73	4,525
Public Service Enterprise Group, Inc.	781	48,602
Sempra Energy	489	63,888
Unitil Corp.	20	1,058
WEC Energy Group, Inc.	490	46,129

		450,208

Oil, Gas & Consumable Fuels 2.2%
Antero Midstream Corp.	383	3,639
APA Corp.	575	10,781
Bonanza Creek Energy, Inc.	23	885
Cabot Oil & Gas Corp.	609	9,744
Callon Petroleum Co.*	54	2,125
Chevron Corp.	2,980	303,394
Cimarex Energy Co.	167	10,888
CNX Resources Corp.*	283	3,424
ConocoPhillips	2,081	116,661
CONSOL Energy, Inc.*	50	1,051
Devon Energy Corp.	878	22,688
Diamondback Energy, Inc.	282	21,751
Dorian LPG Ltd.*	31	375
DT Midstream, Inc.*	137	5,809
EOG Resources, Inc.	902	65,720
EQT Corp.*	419	7,705
Equitrans Midstream Corp.	561	4,611
Exxon Mobil Corp.	6,523	375,529
Green Plains, Inc.*	36	1,273
Hess Corp.	426	32,563
HollyFrontier Corp.	212	6,233
Kinder Morgan, Inc.	3,000	52,140
Laredo Petroleum, Inc.*	11	606
Marathon Oil Corp.	1,212	14,047
Marathon Petroleum Corp.	985	54,392
Matador Resources Co.	146	4,511
Murphy Oil Corp.	199	4,320

See Notes to Financial Statements.

PGIM Day One Underlying Funds	141

PGIM QMA US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels (cont’d.)
Occidental Petroleum Corp.	1,256	$32,782
ONEOK, Inc.	686	35,651
Par Pacific Holdings, Inc.*	10	164
PBF Energy, Inc. (Class A Stock)*	112	1,027
PDC Energy, Inc.	135	5,339
Penn Virginia Corp.*	15	277
Phillips 66	678	49,786
Pioneer Natural Resources Co.	361	52,479
Range Resources Corp.*	393	5,985
Renewable Energy Group, Inc.*	69	4,226
REX American Resources Corp.*	5	410
SM Energy Co.	129	2,412
Southwestern Energy Co.*	847	3,989
Talos Energy, Inc.*	23	265
Targa Resources Corp.	350	14,739
Valero Energy Corp.	633	42,392
Williams Cos., Inc. (The)	1,832	45,892
World Fuel Services Corp.	73	2,516

		1,437,196

Paper & Forest Products 0.0%
Clearwater Paper Corp.*	39	1,150
Domtar Corp.*	79	4,338
Glatfelter Corp.	15	229
Louisiana-Pacific Corp.	160	8,870
Mercer International, Inc. (Germany)	46	535
Neenah, Inc.	31	1,558
Schweitzer-Mauduit International, Inc.	46	1,809

		18,489

Personal Products 0.2%
Coty, Inc. (Class A Stock)*	351	3,064
Edgewell Personal Care Co.	73	2,999
elf Beauty, Inc.*	22	607
Estee Lauder Cos., Inc. (The) (Class A Stock)	359	119,845
Inter Parfums, Inc.	35	2,691
Medifast, Inc.	22	6,281
Nu Skin Enterprises, Inc. (Class A Stock)	75	4,027
USANA Health Sciences, Inc.*	23	2,191

		141,705

See Notes to Financial Statements.

142

PGIM QMA US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Pharmaceuticals 3.4%
Amphastar Pharmaceuticals, Inc.*	15	$314
ANI Pharmaceuticals, Inc.*	8	271
Bristol-Myers Squibb Co.	3,442	233,609
Cara Therapeutics, Inc.*	69	826
Catalent, Inc.*	262	31,390
Collegium Pharmaceutical, Inc.*	54	1,344
Corcept Therapeutics, Inc.*	117	2,430
Eli Lilly & Co.	1,231	299,749
Endo International PLC*	165	835
Innoviva, Inc.*	54	766
Jazz Pharmaceuticals PLC*	95	16,104
Johnson & Johnson	4,061	699,304
Merck & Co., Inc.	3,900	299,793
Nektar Therapeutics*	262	4,137
Organon & Co.*	383	11,111
Pacira BioSciences, Inc.*	69	4,068
Perrigo Co. PLC	208	9,990
Pfizer, Inc.	8,625	369,236
Phibro Animal Health Corp. (Class A Stock)	15	355
Prestige Consumer Healthcare, Inc.*	73	3,836
Supernus Pharmaceuticals, Inc.*	54	1,422
Viatris, Inc.	1,860	26,170
Zoetis, Inc.	735	148,985

		2,166,045

Professional Services 0.5%
ASGN, Inc.*	78	7,888
CACI International, Inc. (Class A Stock)*	43	11,479
Equifax, Inc.	189	49,253
Exponent, Inc.	78	8,353
Forrester Research, Inc.*	12	562
FTI Consulting, Inc.*	54	7,868
Heidrick & Struggles International, Inc.	15	641
IHS Markit Ltd.	578	67,533
Insperity, Inc.	54	5,349
Jacobs Engineering Group, Inc.	201	27,185
KBR, Inc.	224	8,669
Kelly Services, Inc. (Class A Stock)*	15	329
Korn Ferry	85	5,843
Leidos Holdings, Inc.	204	21,710
ManpowerGroup, Inc.	83	9,842

See Notes to Financial Statements.

PGIM Day One Underlying Funds	143

PGIM QMA US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Professional Services (cont’d.)
ManTech International Corp. (Class A Stock)	43	$3,761
Nielsen Holdings PLC	549	13,006
Resources Connection, Inc.	23	356
Robert Half International, Inc.	176	17,285
Science Applications International Corp.	92	8,031
TrueBlue, Inc.*	19	517
Verisk Analytics, Inc.	253	48,055

		323,515

Real Estate Management & Development 0.1%
CBRE Group, Inc. (Class A Stock)*	521	50,256
Jones Lang LaSalle, Inc.*	79	17,583
Marcus & Millichap, Inc.*	23	915
RE/MAX Holdings, Inc. (Class A Stock)	15	515
Realogy Holdings Corp.*	138	2,445
St. Joe Co. (The)	37	1,675

		73,389

Road & Rail 1.0%
ArcBest Corp.	41	2,424
Avis Budget Group, Inc.*	78	6,456
CSX Corp.	3,503	113,217
Heartland Express, Inc.	31	528
J.B. Hunt Transport Services, Inc.	132	22,235
Kansas City Southern	144	38,563
Knight-Swift Transportation Holdings, Inc.	179	8,895
Landstar System, Inc.	59	9,263
Marten Transport Ltd.	33	522
Norfolk Southern Corp.	389	100,296
Old Dominion Freight Line, Inc.	147	39,565
Ryder System, Inc.	78	5,940
Saia, Inc.*	46	10,396
Union Pacific Corp.	1,025	224,229
Werner Enterprises, Inc.	79	3,611
XPO Logistics, Inc.*	160	22,190

		608,330

Semiconductors & Semiconductor Equipment 5.3%
Advanced Micro Devices, Inc.*	1,875	199,106

See Notes to Financial Statements.

144

PGIM QMA US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Semiconductors & Semiconductor Equipment (cont’d.)
Amkor Technology, Inc.	154	$3,795
Analog Devices, Inc.	573	95,932
Applied Materials, Inc.	1,415	198,001
Axcelis Technologies, Inc.*	32	1,234
Broadcom, Inc.	630	305,802
Brooks Automation, Inc.	123	10,948
CEVA, Inc.*	43	2,134
Cirrus Logic, Inc.*	85	7,020
CMC Materials, Inc.	48	6,943
Cohu, Inc.*	81	2,868
Cree, Inc.*	178	16,511
Diodes, Inc.*	62	5,084
DSP Group, Inc.*	31	497
Enphase Energy, Inc.*	211	40,006
First Solar, Inc.*	132	11,357
FormFactor, Inc.*	125	4,657
Ichor Holdings Ltd.*	34	1,753
Intel Corp.	6,221	334,192
KLA Corp.	239	83,210
Kulicke & Soffa Industries, Inc. (Singapore)	100	5,436
Lam Research Corp.	221	140,868
Lattice Semiconductor Corp.*	211	11,974
Maxim Integrated Products, Inc.	415	41,463
MaxLinear, Inc.*	108	5,209
Microchip Technology, Inc.	423	60,540
Micron Technology, Inc.*	1,731	134,291
MKS Instruments, Inc.	86	13,454
Monolithic Power Systems, Inc.	68	30,550
NVIDIA Corp.	3,844	749,541
NXP Semiconductors NV (China)	426	87,922
Onto Innovation, Inc.*	73	5,116
PDF Solutions, Inc.*	23	430
Photronics, Inc.*	46	615
Power Integrations, Inc.	97	9,408
Qorvo, Inc.*	176	33,368
QUALCOMM, Inc.	1,740	260,652
Rambus, Inc.*	145	3,431
Semtech Corp.*	108	6,686
Silicon Laboratories, Inc.*	70	10,429
Skyworks Solutions, Inc.	258	47,604
SMART Global Holdings, Inc.*	15	703
SolarEdge Technologies, Inc.*	82	21,277

See Notes to Financial Statements.

PGIM Day One Underlying Funds	145

PGIM QMA US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Semiconductors & Semiconductor Equipment (cont’d.)
Synaptics, Inc.*	54	$8,204
Teradyne, Inc.	256	32,512
Texas Instruments, Inc.	1,427	272,015
Ultra Clean Holdings, Inc.*	73	3,943
Universal Display Corp.	67	15,711
Veeco Instruments, Inc.*	36	835
Xilinx, Inc.	382	57,239

		3,402,476

Software 8.5%
8x8, Inc.*	130	3,323
ACI Worldwide, Inc.*	177	6,071
Adobe, Inc.*	737	458,141
Agilysys, Inc.*	31	1,722
Alarm.com Holdings, Inc.*	70	5,825
ANSYS, Inc.*	138	50,848
Aspen Technology, Inc.*	105	15,357
Autodesk, Inc.*	341	109,505
Blackbaud, Inc.*	71	5,064
Bottomline Technologies DE, Inc.*	59	2,381
Cadence Design Systems, Inc.*	431	63,637
CDK Global, Inc.	183	8,782
Cerence, Inc.*	60	6,451
Ceridian HCM Holding, Inc.*	201	19,778
Citrix Systems, Inc.	193	19,445
CommVault Systems, Inc.*	68	5,140
Ebix, Inc.	22	665
Envestnet, Inc.*	90	6,771
Fair Isaac Corp.*	47	24,624
Fortinet, Inc.*	211	57,443
InterDigital, Inc.	46	3,031
Intuit, Inc.	422	223,647
J2 Global, Inc.*	70	9,889
LivePerson, Inc.*	108	6,879
Manhattan Associates, Inc.*	98	15,644
Microsoft Corp.	11,605	3,306,381
MicroStrategy, Inc. (Class A Stock)*	16	10,016
NortonLifeLock, Inc.	892	22,140
OneSpan, Inc.*	23	567
Oracle Corp.	2,802	244,166
Paycom Software, Inc.*	80	32,000

See Notes to Financial Statements.

146

PGIM QMA US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Software (cont’d.)
Paylocity Holding Corp.*	62	$12,863
Progress Software Corp.	60	2,735
PTC, Inc.*	162	21,943
Qualys, Inc.*	50	5,078
Sailpoint Technologies Holdings, Inc.*	134	6,699
salesforce.com, Inc.*	1,492	360,960
ServiceNow, Inc.*	307	180,482
SPS Commerce, Inc.*	59	6,428
Synopsys, Inc.*	237	68,254
Teradata Corp.*	177	8,790
Tyler Technologies, Inc.*	66	32,514
Vonage Holdings Corp.*	363	5,176
Xperi Holding Corp.	116	2,409

		5,459,664

Specialty Retail 2.3%
Aaron’s Co., Inc. (The)	23	664
Abercrombie & Fitch Co. (Class A Stock)*	83	3,138
Advance Auto Parts, Inc.	104	22,054
American Eagle Outfitters, Inc.	209	7,204
America’s Car-Mart, Inc.*	15	2,385
Asbury Automotive Group, Inc.*	37	7,602
AutoNation, Inc.*	85	10,313
AutoZone, Inc.*	34	55,201
Barnes & Noble Education, Inc.*	31	259
Bed Bath & Beyond, Inc.*	161	4,595
Best Buy Co., Inc.	345	38,761
Boot Barn Holdings, Inc.*	44	3,803
Buckle, Inc. (The)	29	1,220
Caleres, Inc.	41	1,014
CarMax, Inc.*	252	33,755
Cato Corp. (The) (Class A Stock)	15	248
Chico’s FAS, Inc.*	85	525
Children’s Place, Inc. (The)*	26	2,193
Conn’s, Inc.*	23	512
Designer Brands, Inc. (Class A Stock)*	69	1,005
Dick’s Sporting Goods, Inc.	101	10,518
Five Below, Inc.*	90	17,498
Foot Locker, Inc.	157	8,959
GameStop Corp. (Class A Stock)*	93	14,984
Gap, Inc. (The)	289	8,430

See Notes to Financial Statements.

PGIM Day One Underlying Funds	147

PGIM QMA US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Specialty Retail (cont’d.)
Genesco, Inc.*	23	$1,321
Group 1 Automotive, Inc.	28	4,865
Guess?, Inc.	31	692
Haverty Furniture Cos., Inc.	15	540
Hibbett, Inc.	29	2,571
Home Depot, Inc. (The)	1,638	537,575
L Brands, Inc.	416	33,309
Lithia Motors, Inc.	46	17,352
Lowe’s Cos., Inc.	1,090	210,032
Lumber Liquidators Holdings, Inc.*	23	439
MarineMax, Inc.*	35	1,883
Monro, Inc.	44	2,552
Murphy USA, Inc.	42	6,196
ODP Corp. (The)*	92	4,354
O’Reilly Automotive, Inc.*	110	66,423
Rent-A-Center, Inc.	88	5,035
RH*	26	17,266
Ross Stores, Inc.	553	67,848
Sally Beauty Holdings, Inc.*	133	2,516
Shoe Carnival, Inc.	30	1,011
Signet Jewelers Ltd.	78	5,019
Sleep Number Corp.*	39	3,869
Sonic Automotive, Inc. (Class A Stock)	26	1,418
TJX Cos., Inc. (The)	1,859	127,918
Tractor Supply Co.	181	32,748
Ulta Beauty, Inc.*	88	29,550
Urban Outfitters, Inc.*	103	3,830
Williams-Sonoma, Inc.	119	18,052
Zumiez, Inc.*	21	917

		1,463,941

Technology Hardware, Storage & Peripherals 5.8%
3D Systems Corp.*	171	4,709
Apple, Inc.	24,172	3,525,728
Diebold Nixdorf, Inc.*	38	396
Hewlett Packard Enterprise Co.	1,943	28,174
HP, Inc.	1,813	52,341
NCR Corp.*	204	9,058
NetApp, Inc.	343	27,299
Seagate Technology Holdings PLC	309	27,161

See Notes to Financial Statements.

148

PGIM QMA US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Technology Hardware, Storage & Peripherals (cont’d.)
Western Digital Corp.*	471	$30,582
Xerox Holdings Corp.	230	5,550

		3,710,998

Textiles, Apparel & Luxury Goods 0.8%
Capri Holdings Ltd.*	235	13,233
Carter’s, Inc.	69	6,744
Columbia Sportswear Co.	54	5,380
Crocs, Inc.*	101	13,717
Deckers Outdoor Corp.*	47	19,310
Fossil Group, Inc.*	31	391
G-III Apparel Group Ltd.*	46	1,374
Hanesbrands, Inc.	526	9,605
Kontoor Brands, Inc.	66	3,655
Movado Group, Inc.	15	451
NIKE, Inc. (Class B Stock)	1,966	329,325
Oxford Industries, Inc.	23	1,999
PVH Corp.*	112	11,717
Ralph Lauren Corp.	75	8,514
Skechers USA, Inc. (Class A Stock)*	208	11,165
Steven Madden Ltd.	106	4,646
Tapestry, Inc.*	429	18,147
Under Armour, Inc. (Class A Stock)*	243	4,969
Under Armour, Inc. (Class C Stock)*	254	4,450
Unifi, Inc.*	15	354
Vera Bradley, Inc.*	23	253
VF Corp.	497	39,859
Wolverine World Wide, Inc.	104	3,488

		512,746

Thrifts & Mortgage Finance 0.1%
Axos Financial, Inc.*	88	4,211
Capitol Federal Financial, Inc.	118	1,309
Essent Group Ltd.	170	7,679
Flagstar Bancorp, Inc.	60	2,746
HomeStreet, Inc.	23	867
Meta Financial Group, Inc.	48	2,386
MGIC Investment Corp.	517	7,155
Mr. Cooper Group, Inc.*	108	4,016
New York Community Bancorp, Inc.	694	8,175

See Notes to Financial Statements.

PGIM Day One Underlying Funds	149

PGIM QMA US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Thrifts & Mortgage Finance (cont’d.)
NMI Holdings, Inc. (Class A Stock)*	104	$2,290
Northfield Bancorp, Inc.	23	378
Northwest Bancshares, Inc.	133	1,770
Provident Financial Services, Inc.	69	1,490
TrustCo Bank Corp. NY	7	235
Walker & Dunlop, Inc.	46	4,760
Washington Federal, Inc.	98	3,163
WSFS Financial Corp.	77	3,371

		56,001

Tobacco 0.6%
Altria Group, Inc.	2,856	137,202
Philip Morris International, Inc.	2,407	240,917
Universal Corp.	29	1,513
Vector Group Ltd.	137	1,830

		381,462

Trading Companies & Distributors 0.3%
Applied Industrial Technologies, Inc.	69	6,189
Boise Cascade Co.	57	2,916
DXP Enterprises, Inc.*	15	490
Fastenal Co.	887	48,581
GATX Corp.	54	4,981
GMS, Inc.*	69	3,390
MSC Industrial Direct Co., Inc. (Class A Stock)	77	6,866
NOW, Inc.*	116	1,145
United Rentals, Inc.*	114	37,569
Univar Solutions, Inc.*	217	5,325
Veritiv Corp.*	10	613
W.W. Grainger, Inc.	71	31,565
Watsco, Inc.	58	16,381

		166,011

Water Utilities 0.1%
American States Water Co.	54	4,769
American Water Works Co., Inc.	280	47,631
California Water Service Group	73	4,576

See Notes to Financial Statements.

150

PGIM QMA US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Water Utilities (cont’d.)
Essential Utilities, Inc.	338	$16,602
Middlesex Water Co.	30	3,052

		76,630

Wireless Telecommunication Services 0.2%
Shenandoah Telecommunications Co.	77	4,065
Spok Holdings, Inc.	23	190
Telephone & Data Systems, Inc.	147	3,285
T-Mobile US, Inc.*	908	130,770

		138,310

TOTAL COMMON STOCKS
(cost $32,990,268)		62,554,531

EXCHANGE-TRADED FUNDS 1.6%
iShares Core S&P 500 ETF	1,900	836,760
iShares Core S&P Mid-Cap ETF	400	107,884
iShares Core S&P Small-Cap ETF	500	55,130

TOTAL EXCHANGE-TRADED FUNDS
(cost $712,864)		999,774

TOTAL LONG-TERM INVESTMENTS
(cost $33,703,132)		63,554,305

SHORT-TERM INVESTMENTS 2.2%

AFFILIATED MUTUAL FUNDS 1.9%
PGIM Core Ultra Short Bond Fund(wa)	584,828	584,828
PGIM Institutional Money Market Fund
(cost $657,521; includes $657,479 of cash collateral for securities on loan)(b)(wa)	657,838	657,443

TOTAL AFFILIATED MUTUAL FUNDS
(cost $1,242,349)		1,242,271

See Notes to Financial Statements.

PGIM Day One Underlying Funds	151

PGIM QMA US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATION(k)(n) 0.3%
U.S. Treasury Bills
(cost $199,988)	0.045%	09/16/21	200	$199,990

TOTAL SHORT-TERM INVESTMENTS
(cost $1,442,337)				1,442,261

TOTAL INVESTMENTS 101.0%
(cost $35,145,469)				64,996,566
Liabilities in excess of other assets(z) (1.0)%				(649,220)

NET ASSETS 100.0%				$64,347,346

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
#	Principal amount is shown in U.S. dollars unless otherwise stated.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $640,614; cash collateral of $657,479 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(g)	An affiliated security.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(n)	Rate shown reflects yield to maturity at purchased date.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at July 31, 2021:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Position:
4	S&P 500 E-Mini Index	Sep. 2021	$877,900	$28,922

See Notes to Financial Statements.

152

PGIM QMA US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2021

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Morgan Stanley & Co. LLC	$—	$199,990

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of July 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Aerospace & Defense	$968,224	$ —	$—
Air Freight & Logistics	380,663	—	—
Airlines	154,878	—	—
Auto Components	166,945	—	—
Automobiles	1,037,477	—	—
Banks	2,684,118	—	—
Beverages	843,655	—	—
Biotechnology	1,186,847	—	—
Building Products	417,602	—	—
Capital Markets	1,826,704	—	—
Chemicals	1,159,204	—	—
Commercial Services & Supplies	335,688	—	—
Communications Equipment	528,977	—	—
Construction & Engineering	79,786	—	—
Construction Materials	85,473	—	—
Consumer Finance	420,798	—	—
Containers & Packaging	217,593	—	—
Distributors	84,976	—	—
Diversified Consumer Services	43,932	—	—
Diversified Financial Services	812,607	—	—
Diversified Telecommunication Services	697,307	—	—

See Notes to Financial Statements.

PGIM Day One Underlying Funds	153

PGIM QMA US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2021

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common Stocks (continued)
Electric Utilities	$947,861	$ —	$—
Electrical Equipment	412,385	—	—
Electronic Equipment, Instruments & Components	555,351	—	—
Energy Equipment & Services	142,553	—	—
Entertainment	1,067,021	—	—
Equity Real Estate Investment Trusts (REITs)	1,898,077	—	—
Food & Staples Retailing	791,506	—	—
Food Products	590,525	—	—
Gas Utilities	74,903	—	—
Health Care Equipment & Supplies	2,358,713	—	—
Health Care Providers & Services	1,689,371	—	—
Health Care Technology	54,825	—	—
Hotels, Restaurants & Leisure	1,290,839	—	—
Household Durables	346,159	—	—
Household Products	792,297	—	—
Independent Power & Renewable Electricity Producers	24,245	—	—
Industrial Conglomerates	686,102	—	—
Insurance	1,240,680	—	—
Interactive Media & Services	3,850,632	—	—
Internet & Direct Marketing Retail	2,318,408	—	—
IT Services	3,065,127	—	—
Leisure Products	75,981	—	—
Life Sciences Tools & Services	847,672	—	—
Machinery	1,227,052	—	—
Marine	10,380	—	—
Media	785,666	—	—
Metals & Mining	318,933	—	—
Mortgage Real Estate Investment Trusts (REITs)	15,052	—	—
Multiline Retail	355,645	—	—
Multi-Utilities	450,208	—	—
Oil, Gas & Consumable Fuels	1,437,196	—	—
Paper & Forest Products	18,489	—	—
Personal Products	141,705	—	—
Pharmaceuticals	2,166,045	—	—
Professional Services	323,515	—	—
Real Estate Management & Development	73,389	—	—
Road & Rail	608,330	—	—
Semiconductors & Semiconductor Equipment	3,402,476	—	—
Software	5,459,664	—	—
Specialty Retail	1,463,941	—	—
Technology Hardware, Storage & Peripherals	3,710,998	—	—
Textiles, Apparel & Luxury Goods	512,746	—	—

See Notes to Financial Statements.

154

PGIM QMA US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2021

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common Stocks (continued)
Thrifts & Mortgage Finance	$56,001	$ —	$—
Tobacco	381,462	—	—
Trading Companies & Distributors	166,011	—	—
Water Utilities	76,630	—	—
Wireless Telecommunication Services	138,310	—	—
Exchange-Traded Funds	999,774	—	—
Short-Term Investments
Affiliated Mutual Funds	1,242,271	—	—
U.S. Treasury Obligation	—	199,990	—

Total	$64,796,576	$199,990	$—

Other Financial Instruments*
Assets
Futures Contracts	$28,922	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2021 were as follows (unaudited):

Software	8.5%
Interactive Media & Services	6.0
Technology Hardware, Storage & Peripherals	5.8
Semiconductors & Semiconductor Equipment	5.3
IT Services	4.8
Banks	4.2
Health Care Equipment & Supplies	3.7
Internet & Direct Marketing Retail	3.6
Pharmaceuticals	3.4
Equity Real Estate Investment Trusts (REITs)	3.0
Capital Markets	2.8
Health Care Providers & Services	2.6
Specialty Retail	2.3
Oil, Gas & Consumable Fuels	2.2
Hotels, Restaurants & Leisure	2.0

Affiliated Mutual Funds (1.0% represents investments purchased with collateral from securities on loan)	1.9%
Insurance	1.9
Machinery	1.9
Biotechnology	1.8
Chemicals	1.8
Entertainment	1.7
Automobiles	1.6
Exchange-Traded Funds	1.6
Aerospace & Defense	1.5
Electric Utilities	1.5
Life Sciences Tools & Services	1.3
Beverages	1.3
Diversified Financial Services	1.3
Household Products	1.2

See Notes to Financial Statements.

PGIM Day One Underlying Funds	155

PGIM QMA US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2021

Industry Classification (continued):

Food & Staples Retailing	1.2%
Media	1.2
Diversified Telecommunication Services	1.1
Industrial Conglomerates	1.1
Road & Rail	1.0
Food Products	0.9
Electronic Equipment, Instruments & Components	0.9
Communications Equipment	0.8
Textiles, Apparel & Luxury Goods	0.8
Multi-Utilities	0.7
Consumer Finance	0.7
Building Products	0.7
Electrical Equipment	0.6
Tobacco	0.6
Air Freight & Logistics	0.6
Multiline Retail	0.6
Household Durables	0.5

Commercial Services & Supplies	0.5
Professional Services	0.5

Metals & Mining	0.5
Containers & Packaging	0.3

U.S. Treasury Obligation	0.3
Auto Components	0.3
Trading Companies & Distributors	0.3
Airlines	0.2
Energy Equipment & Services	0.2

Personal Products	0.2%
Wireless Telecommunication Services	0.2
Construction Materials	0.1
Distributors	0.1
Construction & Engineering	0.1
Water Utilities	0.1
Leisure Products	0.1
Gas Utilities	0.1
Real Estate Management & Development	0.1
Thrifts & Mortgage Finance	0.1
Health Care Technology	0.1
Diversified Consumer Services	0.1
Independent Power & Renewable Electricity Producers	0.0	*
Paper & Forest Products	0.0	*
Mortgage Real Estate Investment Trusts (REITs)	0.0	*
Marine	0.0	*

	101.0
Liabilities in excess of other assets	(1.0)

	100.0%

* Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of July 31, 2021 as presented in the Statement of Assets and Liabilities:

See Notes to Financial Statements.

156

PGIM QMA US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2021

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Due from/to broker-variation margin futures	$28,922	*	—	$—

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended July 31, 2021 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$764,466

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$(70,692)

For the year ended July 31, 2021, the Fund’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)
$1,731,967

(1)	Notional Amount in USD.

Average volume is based on average quarter end balances as noted for the year ended July 31, 2021.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

See Notes to Financial Statements.

PGIM Day One Underlying Funds	157

PGIM QMA US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2021

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$640,614	$(640,614)	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

158

PGIM QMA US Broad Market Index Fund

Statement of Assets & Liabilities

as of July 31, 2021

Assets
Investments at value, including securities on loan of $640,614:
Unaffiliated investments (cost $33,852,827)	$63,693,024
Affiliated investments (cost $1,292,642)	1,303,542
Cash	104
Receivable for investments sold	317,075
Receivable for Fund shares sold	156,185
Dividends receivable	47,364
Due from Manager	3,323
Prepaid expenses and other assets	5,361

Total Assets	65,525,978

Liabilities
Payable to broker for collateral for securities on loan	657,479
Payable for Fund shares purchased	281,276
Payable for investments purchased	181,088
Accrued expenses and other liabilities	53,434
Due to broker—variation margin futures	4,460
Trustees’ fees payable	826
Affiliated transfer agent fee payable	69

Total Liabilities	1,178,632

Net Assets	$64,347,346

Net assets were comprised of:
Shares of beneficial interest, at par	$3,242
Paid-in capital in excess of par	32,676,735
Total distributable earnings (loss)	31,667,369

Net assets, July 31, 2021	$64,347,346

Class R6
Net asset value, offering price and redemption price per share, ($64,347,346 ÷ 3,241,581 shares of beneficial interest issued and outstanding)	$19.85

See Notes to Financial Statements.

PGIM Day One Underlying Funds	159

PGIM QMA US Broad Market Index Fund

Statement of Operations

Year Ended July 31, 2021

Net Investment Income (Loss)

Income
Unaffiliated dividend income (net of $56 foreign withholding tax)	$1,062,342
Affiliated dividend income	7,278
Income from securities lending, net (including affiliated income of $335)	336

Total income	1,069,956

Expenses
Management fee	131,298
Custodian and accounting fees	60,988
Audit fee	26,188
Legal fees and expenses	21,152
Trustees’ fees	11,172
Shareholders’ reports	9,035
SEC registration fees	615
Transfer agent’s fees and expenses (including affiliated expense of $416)	586
Registration fees	251
Miscellaneous	19,812

Total expenses	281,097
Less: Fee waiver and/or expense reimbursement	(134,305)

Net expenses	146,792

Net investment income (loss)	923,164

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment transactions (including affiliated of $(3,363))	2,058,961
Futures transactions	764,466
In-kind redemptions	2,905,956

5,729,383

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $33,513)	17,041,116
Futures	(70,692)

16,970,424

Net gain (loss) on investment transactions	22,699,807

Net Increase (Decrease) In Net Assets Resulting From Operations	$23,622,971

See Notes to Financial Statements.

160

PGIM QMA US Broad Market Index Fund

Statements of Changes in Net Assets

	Year Ended July 31,
	2021	2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$923,164	$846,927
Net realized gain (loss) on investment transactions	5,729,383	(989,841)
Net change in unrealized appreciation (depreciation) on investments	16,970,424	5,534,287

Net increase (decrease) in net assets resulting from operations	23,622,971	5,391,373

Dividends and Distributions
Distributions from distributable earnings
Class R6	(1,399,691)	(851,368)

Fund share transactions
Net proceeds from shares sold	25,527,000	29,074,039
Net asset value of shares issued in reinvestment of dividends and distributions	1,399,691	851,368
Cost of shares purchased	(46,910,910)	(17,490,670)

Net increase (decrease) in net assets from Fund share transactions	(19,984,219)	12,434,737

Total increase (decrease)	2,239,061	16,974,742

Net Assets:
Beginning of year	62,108,285	45,133,543

End of year	$64,347,346	$62,108,285

See Notes to Financial Statements.

PGIM Day One Underlying Funds	161

PGIM Jennison Small-Cap Core Equity Fund

Financial Highlights

Class R6 Shares
	Year Ended July 31,					November 15, 2016(a) through July 31, 2017
	2021	2020	2019	2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$12.48	$11.82	$13.04	$11.27		$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.06)	- (c)	0.01	-	(c)	0.02
Net realized and unrealized gain (loss) on investment transactions	7.65	0.66	(0.53)	1.97		1.27
Total from investment operations	7.59	0.66	(0.52)	1.97		1.29
Less Dividends and Distributions:
Dividends from net investment income	-	-	(0.04)	-	(c)	(0.02)
Tax return of capital distributions	-	-	(0.01)	-		-
Distributions from net realized gains	(0.64)	-	(0.65)	(0.20)		-
Total dividends and distributions	(0.64)	-	(0.70)	(0.20)		(0.02)
Net asset value, end of period	$19.43	$12.48	$11.82	$13.04		$11.27
Total Return(d):	62.10%	5.50%	(3.26)%	17.75%		12.89%

Ratios/Supplemental Data:
Net assets, end of period (000)	$32,765	$21,439	$17,371	$16,158		$12,584
Average net assets (000)	$28,667	$17,831	$16,167	$14,370		$10,943
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	0.95%	0.95%	0.95%	0.95%		1.02	%(f)
Expenses before waivers and/or expense reimbursement	1.19%	1.52%	1.64%	1.68%		2.04	%(f)
Net investment income (loss)	(0.39)%	(0.03)%	0.07%	-	%(c)	0.22	%(f)
Portfolio turnover rate(g)	67%	54%	36%	39%		28%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Amount rounds to zero.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

162

PGIM Core Conservative Bond Fund

Financial Highlights

Class R6 Shares
	Year Ended July 31,				November 15, 2016(a) through July 31, 2017
	2021	2020	2019	2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.81	$10.12	$9.66	$10.03	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.13	0.22	0.25	0.21	0.12
Net realized and unrealized gain (loss) on investment transactions	(0.25)	0.73	0.49	(0.34)	0.05
Total from investment operations	(0.12)	0.95	0.74	(0.13)	0.17
Less Dividends and Distributions:
Dividends from net investment income	(0.21)	(0.26)	(0.28)	(0.24)	(0.14)
Distributions from net realized gains	(0.09)	-	-	-	-
Total dividends and distributions	(0.30)	(0.26)	(0.28)	(0.24)	(0.14)
Net asset value, end of period	$10.39	$10.81	$10.12	$9.66	$10.03
Total Return(c):	(1.07)%	9.50%	7.74%	(1.31)%	1.72%

Ratios/Supplemental Data:
Net assets, end of period (000)	$62,780	$57,963	$46,905	$38,592	$31,357
Average net assets (000)	$62,768	$50,192	$42,668	$34,737	$25,827
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.50%	0.50%	0.50%	0.50%	0.53	%(e)
Expenses before waivers and/or expense reimbursement	0.55%	0.67%	0.77%	0.78%	0.95	%(e)
Net investment income (loss)	1.28%	2.07%	2.55%	2.11%	1.72	%(e)
Portfolio turnover rate(f)(g)	194%	174%	107%	171%	348%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)	The Fund accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Day One Underlying Funds	163

PGIM TIPS Fund

Financial Highlights

Class R6 Shares
	Year Ended July 31,					November 15, 2016(a) through July 31, 2017
	2021		2020	2019	2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.67		$9.87	$9.61	$9.86	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.36		0.01	0.21	0.28	0.13
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.32		0.94	0.30	(0.19)	(0.09)
Total from investment operations	0.68		0.95	0.51	0.09	0.04
Less Dividends and Distributions:
Dividends from net investment income	(0.43)		(0.15)	(0.25)	(0.34)	(0.18)
Distributions from net realized gains	(0.09)		-	-	-	-
Total dividends and distributions	(0.52)		(0.15)	(0.25)	(0.34)	(0.18)
Net asset value, end of period	$10.83		$10.67	$9.87	$9.61	$9.86
Total Return(c):	6.49%		9.83%	5.38%	0.87%	0.38%

Ratios/Supplemental Data:
Net assets, end of period (000)	$83,793		$48,736	$35,938	$23,693	$16,011
Average net assets (000)	$79,151		$38,800	$30,412	$19,916	$6,479
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.40%		0.40%	0.40%	0.40%	0.55	%(e)
Expenses before waivers and/or expense reimbursement	0.41%		0.58%	0.72%	0.94%	2.41	%(e)
Net investment income (loss)	3.39%		0.12%	2.17%	2.83%	1.79	%(e)
Portfolio turnover rate(f)	72	%(g)	102%	40%	54%	41%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(g)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions (if any).

See Notes to Financial Statements.

164

PGIM QMA Commodity Strategies Fund

Consolidated Financial Highlights

Class R6 Shares
	Year Ended July 31,				November 15, 2016(a) through July 31, 2017
	2021	2020	2019	2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$8.34	$9.44	$10.31	$10.15	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.05)	0.01	0.14	0.04	(0.05)
Net realized and unrealized gain (loss) on investment transactions	3.73	(1.01)	(0.74)	0.27	0.20
Total from investment operations	3.68	(1.00)	(0.60)	0.31	0.15
Less Dividends and Distributions:
Dividends from net investment income	-	(0.10)	(0.27)	(0.15)	-
Tax return of capital distributions	-	- (c)	-	-	-
Total dividends and distributions	-	(0.10)	(0.27)	(0.15)	-
Net asset value, end of period	$12.02	$8.34	$9.44	$10.31	$10.15
Total Return(d):	44.12%	(10.74)%	(5.69)%	3.09%	1.50%

Ratios/Supplemental Data:
Net assets, end of period (000)	$61,721	$38,553	$21,123	$18,187	$13,811
Average net assets (000)	$53,974	$28,308	$19,634	$16,136	$10,738
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	0.64%	0.80%	0.80%	0.92%	1.30	%(f)
Expenses before waivers and/or expense reimbursement	0.71%	0.94%	1.10%	1.88%	2.64	%(f)
Net investment income (loss)	(0.53)%	0.17%	1.42%	0.41%	(0.67	)%(f)
Portfolio turnover rate(g)	0%	0%	0%	0%	0%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Amount rounds to zero.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Day One Underlying Funds	165

PGIM QMA Mid-Cap Core Equity Fund

Financial Highlights

Class R6 Shares
	Year Ended July 31,					November 17, 2016(a) through July 31, 2017
	2021		2020	2019	2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$9.72		$10.84	$12.08	$11.16	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.09		0.10	0.11	0.09	0.05
Net realized and unrealized gain (loss) on investment transactions	4.54		(1.10)	(0.67)	1.16	1.12
Total from investment operations	4.63		(1.00)	(0.56)	1.25	1.17
Less Dividends and Distributions:
Dividends from net investment income	(0.08)		(0.12)	(0.09)	(0.07)	(0.01)
Distributions from net realized gains	-		-	(0.59)	(0.26)	-
Total dividends and distributions	(0.08)		(0.12)	(0.68)	(0.33)	(0.01)
Net asset value, end of period	$14.27		$9.72	$10.84	$12.08	$11.16
Total Return(c):	47.88%		(9.42)%	(4.08)%	11.36%	11.72%

Ratios/Supplemental Data:
Net assets, end of period (000)	$23,675		$20,814	$15,360	$12,182	$8,426
Average net assets (000)	$27,862		$16,827	$13,541	$10,251	$5,794
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.85%		0.85%	0.85%	0.85%	0.97	%(e)
Expenses before waivers and/or expense reimbursement	0.97%		1.32%	1.54%	1.80%	2.91	%(e)
Net investment income (loss)	0.73%		1.02%	1.03%	0.78%	0.62	%(e)
Portfolio turnover rate(f)	135	%(g)	140%	120%	113%	64%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(g)

The Portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities transferred as a result of in-kind transactions. If such transactions were included, the portfolio turnover rate may be higher.

See Notes to Financial Statements.

166

PGIM QMA US Broad Market Index Fund

Financial Highlights

Class R6 Shares
	Year Ended July 31,					November 17, 2016(a) through July 31, 2017
	2021		2020	2019	2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$14.80		$13.60	$12.99	$11.36	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.22		0.23	0.23	0.20	0.12
Net realized and unrealized gain (loss) on investment transactions	5.15		1.22	0.64	1.61	1.26
Total from investment operations	5.37		1.45	0.87	1.81	1.38
Less Dividends and Distributions:
Dividends from net investment income	(0.21)		(0.23)	(0.19)	(0.14)	(0.02)
Distributions from net realized gains	(0.11)		(0.02)	(0.07)	(0.04)	-
Total dividends and distributions	(0.32)		(0.25)	(0.26)	(0.18)	(0.02)
Net asset value, end of period	$19.85		$14.80	$13.60	$12.99	$11.36
Total Return(c):	36.70%		10.71%	6.95%	16.05%	13.84%

Ratios/Supplemental Data:
Net assets, end of period (000)	$64,347		$62,108	$45,134	$37,020	$22,374
Average net assets (000)	$72,943		$49,589	$40,825	$29,409	$12,357
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.20%		0.20%	0.20%	0.20%	0.26	%(e)
Expenses before waivers and/or expense reimbursement	0.38%		0.52%	0.59%	0.65%	1.86	%(e)
Net investment income (loss)	1.27%		1.71%	1.78%	1.64%	1.63	%(e)
Portfolio turnover rate(f)	28	%(g)	23%	15%	15%	5%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(g)

The Portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities transferred as a result of in-kind transactions. If such transactions were included, the portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Day One Underlying Funds    167

Notes to Financial Statements/Consolidated Financial Statements

1.	Organization

Prudential Investment Portfolios 2 (“PIP2”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. PIP2 currently consists of eleven separate series: PGIM Core Conservative Bond Fund, PGIM Core Short-Term Bond Fund, PGIM Core Ultra Short Bond Fund, PGIM Institutional Money Market Fund, PGIM Jennison Small-Cap Core Equity Fund, PGIM QMA Emerging Markets Equity Fund, PGIM QMA International Developed Markets Index Fund, PGIM QMA Mid-Cap Core Equity Fund, PGIM QMA US Broad Market Index Fund and PGIM TIPS Fund, each of which are diversified funds and PGIM QMA Commodity Strategies Fund (the “Commodity Strategies Fund”), which is a non-diversified fund for purposes of the 1940 Act. These financial statements (consolidated financial statements for Commodity Strategies Fund) relate only to the PGIM Jennison Small-Cap Core Equity Fund, PGIM Core Conservative Bond Fund, PGIM TIPS Fund, Commodity Strategies Fund, PGIM QMA Mid-Cap Core Equity Fund and PGIM QMA US Broad Market Index Fund (each, a “Fund” and collectively, the “Funds”).

The Commodity Strategies Fund wholly owns and controls the PGIM QMA Commodity Strategies Subsidiary, Ltd. (the “Cayman Subsidiary”), a company organized under the laws of the Cayman Islands. The Cayman Subsidiary is not registered as an investment company under the 1940 Act. The consolidated financial statements of the Commodity Strategies Fund include the financial results of the Cayman Subsidiary.

In accordance with the accounting rules relating to reporting of a wholly-owned subsidiary, the Consolidated Schedule of Investments includes positions of the Commodity Strategies Fund and the Cayman Subsidiary. These consolidated financial statements include the accounts of the Commodity Strategies Fund and the Cayman Subsidiary. All significant inter-company balances and transactions between the Commodity Strategies Fund and the Cayman Subsidiary have been eliminated in consolidation. The Commodity Strategies Fund will seek to gain exposure to commodities, commodities-related instruments, derivatives and other investments by directly investing in those instruments or through investments in the Cayman Subsidiary. The Cayman Subsidiary participates in the same investment objective as the Commodity Strategies Fund. The Cayman Subsidiary pursues its investment objective by investing in commodities, commodities-related instruments, derivatives and other investments. The Cayman Subsidiary (unlike the Commodity Strategies Fund) may invest without limitation in these instruments. However, the Cayman Subsidiary is otherwise subject to the same investment restrictions and limitations, and follows the same compliance policies and procedures, as the Commodity Strategies Fund.

The Commodity Strategies Fund’s disclosures and operations are subject to compliance with applicable regulations governing commodity pools in accordance to recent Commodity Futures Trading Commission rule amendments.

168

As of July 31, 2021, the Cayman Subsidiary had net assets of $11,086,771, representing 18.0% of the Commodity Strategies Fund’s net assets.

The Funds of PIP2 have the following investment objective(s) and Subadviser(s):

Fund	Investment Objective(s)	Subadviser(s)
PGIM Jennison Small-Cap Core Equity Fund	Outperform the Russell 2000 Index.	Jennison Associates, LLC (“Jennison”)(a wholly-owned subsidiary of PGIM, Inc.)
PGIM Core Conservative Bond Fund	Outperform the Bloomberg U.S. Aggregate Bond Index over full market cycles.	PGIM Limited and PGIM Fixed Income, a business unit of PGIM, Inc.
PGIM TIPS Fund	Outperform the Bloomberg US Treasury Inflation-Protected Index.	PGIM Fixed Income
PGIM QMA Commodity Strategies Fund	Generate returns over time in excess of the Bloomberg Commodity Index.	QMA LLC (“QMA”)(a wholly-owned subsidiary of PGIM, Inc.)
PGIM QMA Mid-Cap Core Equity Fund	Outperform the S&P Mid-Cap 400 Index.	QMA
PGIM QMA US Broad Market Index Fund	Seek to provide investment results that approximate the performance of the S&P Composite 1500 Index.	QMA

2.	Accounting Policies

The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Funds in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Funds consistently follow such policies in the preparation of their financial statements (consolidated financial statements for Commodity Strategies).

Securities Valuation: The Funds hold securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Funds’ investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. PIP2’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Funds to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. A record of the Valuation Committee’s actions is subject to the Board’s review at its first quarterly meeting following the quarter in which such actions take place.

PGIM Day One Underlying Funds	169

Notes to Financial Statements/Consolidated Financial Statements

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Funds’ foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Funds’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurements and Disclosures (Consolidated Schedule of Investments for Commodity Strategies).

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Funds are valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market

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approach which generally involves obtaining data from an approved independent third-party vendor source. The Funds utilize the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Funds do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign

PGIM Day One Underlying Funds	171

Notes to Financial Statements/Consolidated Financial Statements

currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Funds do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Commodities: The Commodity Strategies Fund gains exposure to commodity markets through direct investment of the Commodity Strategies Fund’s assets or through the Cayman Subsidiary. The Commodity Strategies Fund gains exposure to the commodity markets primarily through exchange-traded futures on commodities held by the Cayman Subsidiary. The Commodity Strategies Fund may invest up to 25% of its total assets in the Cayman Subsidiary. The Cayman Subsidiary may invest in commodity investments without limit. The Fund invests in the Cayman Subsidiary in order to gain exposure to commodities within the limitations of the federal tax law requirements applicable to regulated investment companies such as the Fund. The Commodity Strategies Fund may invest directly in commodity-linked structured notes (CLNs). The Commodity Strategies Fund may also gain direct exposure to commodities through direct investment in certain exchange-traded funds (ETFs) whose returns are linked to commodities or commodity indices within the limit of applicable tax law. Commodities are assets that have tangible properties, such as oil, agriculture products and precious metals. The value of commodities may be affected by, among other things, changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargos, tariffs and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity linked instruments than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional risks which subject the Commodity Strategies Fund’s investments to greater volatility than investments in traditional securities.

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Financial/Commodity Futures Contracts: A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Funds each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations (Consolidated Statement of Operations for Commodity Strategies Fund) as net realized gain (loss) on futures transactions.

The Funds invested in financial and/or commodity futures contracts in order to hedge their existing portfolio securities, or securities the Funds intend to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Funds may not achieve the anticipated benefits of the futures contracts and may realize a loss. The Commodity Strategies Fund invested in commodity futures contracts in order to hedge or gain exposure to commodity markets. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Funds since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Master Netting Arrangements: PIP2, on behalf of the Funds, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of a Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Funds to cover the Funds’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

Delayed-Delivery Transactions: Certain Funds purchased or sold securities on a when-issued or delayed-delivery and forward commitment basis. These transactions involve a commitment by the Funds to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Funds will set aside and maintain an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement date. When purchasing a security on a delayed-delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield

PGIM Day One Underlying Funds	173

Notes to Financial Statements/Consolidated Financial Statements

fluctuations, and takes such fluctuations into account when determining its net asset value. The Funds may dispose of or renegotiate a delayed-delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a realized gain (loss). When selling a security on a delayed-delivery basis, the Funds forfeit their eligibility to realize future gains (losses) with respect to the security.

Securities Lending: The Funds lend their portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining maturities of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Mortgage Dollar Rolls: Certain Funds entered into mortgage dollar rolls in which the Funds sell mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously enter into contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Funds forgo principal and interest paid on the securities. The Funds are compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is recorded as a realized gain on investment transactions. The Funds maintain a segregated account, the dollar value of which is at least equal to its obligations, with respect to dollar

174

rolls. The Funds are subject to the risk that the market value of the securities the Funds are obligated to repurchase under the agreement may decline below the repurchase price.

Equity and Mortgage Real Estate Investment Trusts (collectively REITs): Certain Funds invested in REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Funds become aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Taxes: It is each Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: PGIM Core Conservative Bond Fund and PGIM TIPS Fund declare daily dividends from net investment income and payment is made monthly. Distributions of net realized capital and currency gains, if any, are made annually. PGIM Jennison Small-Cap Core Equity Fund, PGIM QMA Commodity Strategies Fund, PGIM QMA Mid-Cap Core Equity Fund and PGIM QMA US Broad Market Index Fund expect to pay dividends from net investment income and distributions from net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements (consolidated financial statements for Commodity Strategies Fund) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

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Notes to Financial Statements/Consolidated Financial Statements

3.	Agreements

PIP2, on behalf of the Funds, has a management agreement with PGIM Investments. Pursuant to this agreement, PGIM Investments has responsibility for all investment advisory services and supervises the Subadviser’s performance of such services. At July 31, 2021, PGIM Investments has engaged the firms referenced in Note 1 as Subadvisers for their respective Funds.

The management fee payable to the Manager is accrued daily and payable monthly at an annual rate of the Funds’ average daily net assets specified below and PGIM Investments, in turn, pays each subadviser a fee for its services.

Fund	Management Fee	Effective Management Fee, net of waiver and/ or expense reimbursement	Fee Waiver and/or Expense Limitations through November 30, 2022
PGIM Jennison Small-Cap Core Equity Fund	0.75%	0.51%	contractually limit expenses to 0.95%
PGIM Core Conservative Bond Fund	0.27	0.22	contractually limit expenses to 0.50%
PGIM TIPS Fund	0.23	0.22	contractually limit expenses to 0.40%
PGIM QMA Commodity Strategies Fund	0.47*	0.40	contractually limit expenses to 0.70%*
PGIM QMA Mid-Cap Core Equity Fund	0.50	0.38	contractually limit expenses to 0.80%**
PGIM QMA US Broad Market Index Fund	0.18	—#	contractually limit expenses to 0.20%

#	The management fee amount waived and/or expense reimbursement exceeds the management fee for the current period due to expense limitations described above.
*

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.40% of the Fund’s average daily net assets. The Cayman Subsidiary has entered into a separate management agreement with the Manager whereby the Manager provides advisory and other services to the Cayman Subsidiary substantially similar to the services provided by the Manager to the Fund as discussed above. In consideration for these services, the Cayman Subsidiary pays the Manager a monthly fee at the annual rate of 0.40% of the Cayman Subsidiary’s average daily net assets. The consolidated management fee rate includes the Cayman Subsidiary. The Manager has contractually agreed to waive any management fees it receives for the Fund in an amount equal to the management fees paid by the Cayman Subsidiary. This waiver will remain in effect for as long as the Fund remains invested or intends to invest in the Cayman Subsidiary. Effective October 1, 2020, the Manager has contractually agreed to limit expenses to 0.70%. Prior to October 1, 2020, the Manager had contractually agreed to limit expenses to 0.80%.

**	Effective July 1, 2021, the Manager has contractually agreed to limit expenses to 0.80%. Prior to July 1, 2021, the Manager had contractually agreed to limit expenses to 0.85%.

PIP2, on behalf of the Funds, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class R6 shares of the Funds. No distribution or service fees are paid to PIMS as distributor of the Class R6 shares of the Funds.

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PGIM Investments, PIMS, PGIM, Inc., PGIM Limited, Jennison and QMA are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Funds’ transfer agent. Transfer agent’s fees and expenses in the Statement of Operations (Consolidated Statement of Operations for Commodity Strategies Fund) include certain out-of-pocket expenses paid to non-affiliates, where applicable.
The Funds may invest their overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of PIP2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Fund and the Money Market Fund. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations (Consolidated Statement of Operations for Commodity Strategies) as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Funds may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended July 31, 2021, no 17a-7 transactions were entered into by the Funds.

5. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended July 31, 2021, were as follows:

Fund	Cost of Purchases	Proceeds from Sales
PGIM Jennison Small-Cap Core Equity Fund	$18,525,472	$20,785,847
PGIM Core Conservative Bond Fund	71,299,254	68,779,523
PGIM TIPS Fund	—	—
PGIM QMA Commodity Strategies Fund	—	—
PGIM QMA Mid-Cap Core Equity Fund	37,462,544	37,230,840
PGIM QMA US Broad Market Index Fund	21,766,125	20,066,746

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds and other investments for the year ended July 31, 2021, is presented as follows:

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Notes to Financial Statements/Consolidated Financial Statements

PGIM Jennison Small-Cap Core Equity Fund:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund (1)(wa)
$675,577	$11,560,373	$11,263,156	$—	$—	$972,794	972,794	$1,362

PGIM Institutional Money Market Fund (1)(b)(wa)
265,534	2,954,190	3,004,963	(438)	251	214,574	214,702	400	(2)

$941,111	$14,514,563	$14,268,119	$(438)	$251	$1,187,368		$1,762

PGIM Core Conservative Bond Fund:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Fund:

PGIM Core Ultra Short Bond Fund (1)(wb)
$5,017,604	$33,778,912	$35,940,901	$—	$—	$2,855,615	2,855,615	$8,351

PGIM TIPS Fund:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Fund:

PGIM Core Ultra Short Bond Fund (1)(wb)
$776,742	$34,177,647	$33,233,802	$—	$—	$1,720,587	1,720,587	$1,179

PGIM QMA Commodity Strategies Fund:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Fund:

PGIM Core Ultra Short Bond Fund (1)(bb)(wb)
$—	$80,516,578	$70,346,693	$—	$—	$10,169,885	10,169,885	$13,357

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PGIM QMA Mid-Cap Core Equity Fund:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund (1)(wa)
$43,980	$12,255,339	$12,190,911	$—	$—	$108,408	108,408	$295

PGIM Institutional Money Market Fund (1)(b)(wa)
—	531,002	530,923	—	(79)	—	—	46	(2)

$43,980	$12,786,341	$12,721,834	$—	$(79)	$108,408		$341

PGIM QMA US Broad Market Index Fund:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Dividend Income

Long-Term Investments - Common Stock:

Prudential Financial, Inc.(g)
$48,795	$12,561	$30,499	$33,591	$(3,177)	$61,271	611	$3,542

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)
2,241,935	23,813,013	25,470,120	—	—	584,828	584,828	3,736

PGIM Institutional Money Market Fund(1)(b)(wa)
200	4,722,765	4,065,258	(78)	(186)	657,443	657,838	335	(2)

$2,242,135	$28,535,778	$29,535,378	$(78)	$(186)	$1,242,271		$4,071

$2,290,930	$28,548,339	$29,565,877	$33,513	$(3,363)	$1,303,542		$7,613

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(bb)	Represents security, or a portion thereof, held in the Cayman Subsidiary. (g) An affiliated security.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.
(wb)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund.

6. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. In order to present total distributable earnings (loss) and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to total distributable earnings (loss) and paid-in capital in excess of par for the Funds indicated below.

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Notes to Financial Statements/Consolidated Financial Statements

For the year ended July 31, 2021, the adjustments were as follows:

Fund	Total Distributable Earnings (Loss)	Paid-in Capital in Excess of Par
PGIM QMA Mid-Cap Core Equity Fund (a)	$ (792,088)	$ 792,088
PGIM QMA US Broad Market Index Fund (a)	(2,691,072)	2,691,072

(a) due to differences in the treatment for the book and tax purposes of redemption in-kind

Net investment income or loss, net realized gains or losses on investment transactions and net assets were not affected by these adjustments.

For the year ended July 31, 2021, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Fund	Ordinary Income	Long Term Capital Gains	Total Dividends and Distributions
PGIM Jennison Small-Cap Core Equity Fund	$622,633	$460,451	$1,083,084
PGIM Core Conservative Bond Fund	1,347,269	464,881	1,812,150
PGIM TIPS Fund	3,416,262	676,229	4,092,491
PGIM QMA Commodity Strategies Fund	—	—	—
PGIM QMA Mid-Cap Core Equity Fund	184,245	—	184,245
PGIM QMA US Broad Market Index Fund	1,150,866	248,825	1,399,691

For the year ended July 31, 2020, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Fund	Ordinary Income	Long Term Capital Gains	Tax Return of Capital	Total Dividends and Distributions
PGIM Jennison Small-Cap Core Equity Fund	$—	$—	$—	$—
PGIM Core Conservative Bond Fund	1,252,954	—	—	1,252,954
PGIM TIPS Fund	452,976	97,873	—	550,849
PGIM QMA Commodity Strategies Fund	227,598	—	6,154	233,752
PGIM QMA Mid-Cap Core Equity Fund	170,308	—	—	170,308
PGIM QMA US Broad Market Index Fund	822,301	29,067	—	851,368

For the year ended July 31, 2021, the Funds had the following amounts of accumulated undistributed earnings on a tax basis:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
PGIM Jennison Small-Cap Core Equity Fund	$2,827,521	$2,935,061
PGIM Core Conservative Bond Fund	—	138,674
PGIM TIPS Fund	561,755	715,335
PGIM QMA Commodity Strategies Fund	19,687,216	—

180

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
PGIM QMA Mid-Cap Core Equity Fund	$2,218,723	$795,306
PGIM QMA US Broad Market Index Fund	997,714	2,375,749

The United States federal income tax basis of the Funds’ investments and the net unrealized appreciation/(depreciation) as of July 31, 2021 were as follows:

Fund	Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
PGIM Jennison Small-Cap Core Equity Fund	$23,582,344	$10,435,843	$(740,405)	$9,695,438
PGIM Core Conservative Bond Fund	62,446,749	2,242,980	(482,068)	1,760,912
PGIM TIPS Fund	80,844,244	4,640,649	(1,165,727)	3,474,922
PGIM QMA Commodity Strategies Fund	68,830,362	8,090,488	(12,923,106)	(4,832,618)
PGIM QMA Mid-Cap Core Equity Fund	18,581,359	5,899,181	(397,982)	5,501,199
PGIM QMA US Broad Market Index Fund	36,731,582	30,087,207	(1,793,301)	28,293,906

The difference between GAAP and tax basis was primarily attributable to deferred losses on wash sales, amortization of premiums, tax treatment of the investment in the Subsidiary and other book to tax differences.

For federal income tax purposes, the following Funds had a capital loss carryforward as of July 31, 2021 which can be carried forward for an unlimited period. The PGIM Jennison Small Cap Core Equity Fund and PGIM QMA Mid-Cap Core Equity Fund utilized approximately $427,000 and $1,984,000, respectively, of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended July 31, 2021. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

Capital Loss Carryforward
PGIM QMA Commodity Strategies Fund	$5,000

The Manager has analyzed the Funds’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Funds’ financial statements (consolidated financial statements for Commodity Strategies Fund) for the current reporting period. Since tax authorities can examine previously filed tax returns, the Funds’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended July 31, 2021 are subject to

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Notes to Financial Statements/Consolidated Financial Statements

such review.

7. Capital and Ownership

The Funds offer Class R6 shares. Class R6 shares are not subject to any sales or redemption charge and are available exclusively for sale to a limited group of investors.

PIP2 has authorized an unlimited number of shares of beneficial interest at $0.001 par value per share.

As of July 31, 2021, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Funds as follows:

Fund	Number of Shares	Percentage of Outstanding Shares
PGIM Jennison Small-Cap Core Equity Fund–Class R6	1,685,898	100.0%
PGIM Core Conservative Bond Fund–Class R6	6,039,815	100.0
PGIM TIPS Fund–Class R6	7,739,319	100.0
PGIM QMA Commodity Strategies Fund–Class R6	5,136,639	100.0
PGIM QMA Mid-Cap Core Equity Fund–Class R6	1,659,057	100.0
PGIM QMA US Broad Market Index Fund–Class R6	3,241,581	100.0

At the reporting period end, the number of shareholders holding greater than 5% of the Funds are as follows:

	Affiliated		Unaffiliated
Fund	Number of Shareholders	Percentage of Outstanding Shares	Number of Shareholders	Percentage of Outstanding Shares
PGIM Jennison Small-Cap Core Equity Fund	3	77.7%	—	—%
PGIM Core Conservative Bond Fund	6	90.3	—	—
PGIM TIPS Fund	6	89.1	—	—
PGIM QMA Commodity Strategies Fund	5	83.5	—	—
PGIM QMA Mid-Cap Core Equity Fund	8	93.4	—	—
PGIM QMA US Broad Market Index Fund	7	88.8	—	—

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Transactions in shares of beneficial interest were as follows:

PGIM Jennison Small-Cap Core Equity Fund:

Class R6	Shares	Amount
Year ended July 31, 2021:
Shares sold	324,110	$5,375,200
Shares issued in reinvestment of dividends and distributions	67,106	1,083,084
Shares purchased	(423,395)	(7,190,963)

Net increase (decrease) in shares outstanding	(32,179)	$(732,679)

Year ended July 31, 2020:
Shares sold	650,650	$6,847,970
Shares purchased	(402,830)	(4,069,959)

Net increase (decrease) in shares outstanding	247,820	$2,778,011

PGIM Core Conservative Bond Fund:

Class R6	Shares	Amount
Year ended July 31, 2021:
Shares sold	2,029,244	$21,288,669
Shares issued in reinvestment of dividends and distributions	172,801	1,812,150
Shares purchased	(1,524,509)	(15,898,690)

Net increase (decrease) in shares outstanding	677,536	$7,202,129

Year ended July 31, 2020:
Shares sold	1,939,352	$20,298,716
Shares issued in reinvestment of dividends and distributions	119,325	1,246,574
Shares purchased	(1,329,477)	(13,859,437)

Net increase (decrease) in shares outstanding	729,200	$7,685,853

PGIM TIPS Fund:

Class R6	Shares	Amount
Year ended July 31, 2021:
Shares sold	5,902,790	$62,803,571
Shares issued in reinvestment of dividends and distributions	384,148	4,092,491
Shares purchased	(3,114,032)	(33,100,869)

Net increase (decrease) in shares outstanding	3,172,906	$33,795,193

Year ended July 31, 2020:
Shares sold	3,419,169	$34,833,583
Shares issued in reinvestment of dividends and distributions	54,785	550,849
Shares purchased	(2,550,112)	(25,704,948)

Net increase (decrease) in shares outstanding	923,842	$9,679,484

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Notes to Financial Statements/Consolidated Financial Statements

PGIM QMA Commodity Strategies Fund:

Class R6	Shares	Amount
Year ended July 31, 2021:
Shares sold	1,963,338	$18,968,112
Shares purchased	(1,447,353)	(15,391,089)

Net increase (decrease) in shares outstanding	515,985	$3,577,023

Year ended July 31, 2020:
Shares sold	3,540,207	$30,076,283
Shares issued in reinvestment of dividends and distributions	24,299	233,752
Shares purchased	(1,180,963)	(9,411,703)

Net increase (decrease) in shares outstanding	2,383,543	$20,898,332

PGIM QMA Mid-Cap Core Equity Fund:

Class R6	Shares	Amount
Year ended July 31, 2021:
Shares sold	1,017,657	$12,246,219
Shares issued in reinvestment of dividends and distributions	16,119	184,245
Shares purchased	(1,515,726)	(19,947,084)

Net increase (decrease) in shares outstanding	(481,950)	$(7,516,620)

Year ended July 31, 2020:
Shares sold	1,594,642	$14,514,549
Shares issued in reinvestment of dividends and distributions	15,032	170,308
Shares purchased	(886,100)	(7,792,793)

Net increase (decrease) in shares outstanding	723,574	$6,892,064

PGIM QMA US Broad Market Index Fund:

Class R6	Shares	Amount
Year ended July 31, 2021:
Shares sold	1,514,696	$25,527,000
Shares issued in reinvestment of dividends and distributions	85,087	1,399,691
Shares purchased	(2,555,612)	(46,910,910)

Net increase (decrease) in shares outstanding	(955,829)	$(19,984,219)

Year ended July 31, 2020:
Shares sold	2,180,023	$29,074,039
Shares issued in reinvestment of dividends and distributions	59,620	851,368
Shares purchased	(1,360,639)	(17,490,670)

Net increase (decrease) in shares outstanding	879,004	$12,434,737

8.	Borrowings

PIP2, on behalf of the Funds, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary

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funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/2/2020 – 9/30/2021	10/3/2019 – 10/1/2020
Total Commitment	$1,200,000,000	$1,222,500,000*
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent
* Effective March 31, 2020, the SCA’s total commitment was increased from $900,000,000 to $1,162,500,000 and subsequently, effective April 7, 2020 was increased to $1,222,500,000.

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Funds utilized the SCA during the year ended July 31, 2021. The average balance outstanding is for the number of days the Funds utilized the credit facility.

Fund	Average Balance Outstanding	Weighted Average Interest Rates	Number of Days Outstanding	Maximum Balance Outstanding	Balance Outstanding at July 31, 2021
PGIM Core Conservative Bond Fund	$795,000	1.40%	1	$ 795,000	$—
PGIM TIPS Fund	1,084,200	1.39	15	5,786,000	—
PGIM QMA Mid-Cap Core Equity Fund	251,765	1.41	34	2,148,000	—
PGIM QMA US Broad Market Index Fund	4,392,200	1.40	5	5,656,000	—

9.	Purchases & Redemption In-kind

On September 15, 2020, the Board approved changes which would change the way an affiliated mutual fund within the PGIM Retail Mutual Fund Complex (“PGIM Real Assets Fund”), obtained exposure to certain asset classes from direct investments in a particular asset class to investing in an applicable PGIM Retail Mutual Fund (the “Underlying Fund”) that invests in the same asset class utilizing a substantially similar investment strategy.

As of the close of business on October 23, 2020, the PGIM Real Assets Fund delivered portfolio securities and other assets to the PGIM TIPS Fund in exchange for Class R6 shares.

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Notes to Financial Statements/Consolidated Financial Statements

The following table is a summary of the value of such securities and other assets of PGIM Real Assets Fund that were transferred in-kind and the Class R6 shares of PGIM TIPS Fund purchased in-kind:

PGIM Real Assets Fund Sleeve	Market Value of Net Assets Received	Applicable Underlying Fund	Applicable Class R6 Shares of the Underlying Fund Transferred
TIPS	$26,442,173	PGIM TIPS Fund	2,485,167

The dollar amount of in-kind shares is included with net proceeds from the Class R6 shares sold on the Statement of Changes in Net Assets. The share amount of in-kind shares is included within shares sold for Class R6 in Note 7.

For U.S. GAAP purposes, the securities and other assets transferred were recorded at fair value, but the historical cost basis of the assets transferred was not carried forward to the Underlying Fund.

The PGIM QMA US Broad Market Index Fund and PGIM QMA Mid-Cap Core Equity Fund each settled the redemption of fund shares by delivering to an affiliate portfolio securities and other assets as of the close of business on April 23, 2021 and July 23, 2021, respectively. The value of such securities and other assets that were transferred in-kind was $20,413,105 and $7,851,483, respectively.

In-kind redemption gains and losses are excluded in the calculation of taxable gain (loss) for federal income tax purposes for the PGIM QMA US Broad Market Index Fund and PGIM QMA Mid-Cap Core Equity Fund.

10.	Risks of Investing in the Funds

The Funds’ risks include, but are not limited to, some or all of the risks discussed below. For further information on the risks applicable to any given Fund, please refer to the Prospectus and Statement of Additional Information of that Fund.

Active Trading Risk: A Fund actively and frequently trades its portfolio securities. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by a Fund; which can affect the Fund’s performance and have adverse tax consequences. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover.

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Blend Style Risk: A Fund’s blend investment style may subject a Fund to risks of both value and growth investing. The portion of a Fund’s portfolio that makes investments pursuant to a growth strategy may be subject to above-average fluctuations as a result of seeking higher than average capital growth. The portion of a Fund’s portfolio that makes investments pursuant to a value strategy may be subject to the risk that the market may not recognize a security’s intrinsic value for long periods of time or that a stock judged to be undervalued may actually be appropriately priced. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. If a Fund’s assessment of market conditions or a company’s value is inaccurate, a Fund could suffer losses or produce poor performance relative to other funds. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Therefore, both styles may over time go in and out of favor with the markets. At times when a style is out of favor, that portion of the portfolio may lag the other portion of the portfolio, which may cause a Fund to underperform the market in general, its benchmark and other mutual funds. Growth and value stocks have historically produced similar long-term results, though each category has periods when it outperforms the other.

Bond Obligations Risk: As with credit risk, market risk and interest rate risk, a Fund’s holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by a Fund for redemption before it matures and a Fund may lose income.

Cayman Subsidiary Risk: By investing in the Cayman Subsidiary, the Fund is indirectly exposed to the risks associated with the Cayman Subsidiary’s investments. The Cayman Subsidiary is not registered as an investment company under the 1940 Act, and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. The Fund has received a private letter ruling from the Internal Revenue Service (the IRS) stating that income derived from the Fund’s investment in the Cayman Subsidiary will be considered qualifying regulated investment company (RIC) income for tax purposes. Final tax regulations, on which taxpayers may rely for taxable years beginning after September 28, 2016, also support this result. Changes in the laws of the Cayman Islands, under which the Cayman Subsidiary is incorporated, could result in the inability of the Fund to effect its desired gold/defensive investment strategy.

Commodity Risk: The values of commodities are affected by events that might have less impact on the value of stocks and bonds. Such investments may be speculative. Prices of commodities and related contracts may fluctuate significantly over short periods for a variety of reasons, including weather, crop or livestock disease, investment speculation, resource availability, fluctuations in industrial and commercial supply and demand, US agricultural, fiscal, monetary and exchange control programs, embargoes, tariffs, and international

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political, economic, military and regulatory developments. These risks may subject a Fund to greater volatility than investments in traditional instruments or securities.

Commodity-Linked Notes Risk: A Fund may invest in leveraged or unleveraged commodity-linked notes (CLNs) to gain exposure to the commodities markets. CLNs are subject to counterparty risk. The value of the CLNs may fluctuate significantly because the values of the investments to which they are linked are volatile. In addition, the terms of a CLN may create economic leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity, commodity index or other economic variable. Economic leverage increases the volatility of CLNs and their value may increase or decrease more quickly than the value of the underlying commodity, commodity index or other economic variable.

Commodity Pooled Investment Vehicles Risk: A Fund may, from time to time, invest in certain publicly-traded commodity pools, such as commodity ETFs. Such pools may not meet the definition of an “investment company” under the 1940 Act, and may not be registered under the 1940 Act. As a consequence, a Fund’s investment in such entities may not be subject to certain protections afforded by the 1940 Act, including, for example, restrictions under the 1940 Act on investments in other investment companies. ETFs that invest in commodities may be, or may become subject to, CFTC trading regulations that limit the amount of commodity contracts an ETF may hold. Such regulations could hurt the value of such ETFs’ securities. Additionally, some commodity ETFs invest in commodity futures which can lose money even when commodity prices are rising.

Commodity Regulatory Risk: A Fund and its Cayman Subsidiary is deemed a “commodity pool” and the Manager is considered a “commodity pool operator” with respect to that Fund and that Cayman Subsidiary under the Commodity Exchange Act. The Manager, directly or through its affiliates, is therefore subject to dual regulation by the SEC and the CFTC. The regulatory requirements governing the use of commodity futures (which include futures on broad-based securities indexes, interest rate futures and currency futures), options on commodity futures, certain swaps or certain other investments could change at any time.

Concentration Risk: A Fund will be exposed to the performance of commodities in the Index, which may from time to time have a small number of commodity sectors (e.g., energy, metals or agricultural) representing a large portion of the Index. As a result, a Fund may be subject to greater volatility than if the Index were more broadly diversified among commodity sectors.

Credit Risk/Counterparty Risk: The ability, or perceived ability, of the issuer or guarantor of a debt security, or the counterparty (the party on the other side of the transaction) to a derivatives contract or other financial contract to meet its financial obligations will affect the

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value of the security or derivative. Counterparty and credit risk are especially important in the context of privately negotiated instruments. A Fund expects to enter into certain privately negotiated agreements where the counterparty assumes the physical settlement obligations of a Fund under such transactions. Under this type of arrangement, there is a risk that the relevant counterparty or intermediary would, due to insolvency or other reasons, be unable to or fail to assume the physical settlement obligations of a Fund, in which case a Fund could be required to sell portfolio instruments at unfavorable times or prices or could have insufficient assets to satisfy its physical settlement obligations.

Credit ratings are intended to provide a measure of credit risk. However, credit ratings are only the opinions of the credit rating agency issuing the ratings and are not guarantees as to quality. The lower the rating of a debt security held by a Fund, the greater the degree of credit risk that is perceived to exist by the credit rating agency with respect to that security. Increasing the amount of Fund assets allocated to lower-rated securities generally will increase the credit risk to which a Fund is subject. Not all securities in which a Fund invests are rated. The longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.

Deflation Risk: Since a Fund makes investments that may perform well in periods of rising inflation, during periods of no inflation or deflation an investment in a Fund may underperform broad market measures and may lose value.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to a Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, a Fund will depend on the subadviser’s ability to analyze and manage derivative transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to a Fund. A Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for a Fund’s derivatives positions. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that the other party will not meet its obligations to a Fund.

The US Government and foreign governments have adopted (and may adopt further) regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements and risk exposure limitations. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, or otherwise adversely affect their performance or disrupt markets.

Economic and Market Events Risk: Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, may at times result in

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unusually high market volatility, which could negatively impact performance. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Equity and Equity-Related Securities Risk: Equity and equity-related securities may be subject to changes in value, and their values may be more volatile than those of other asset classes. In addition to an individual security losing value, the value of the equity markets or a sector in which a Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Exchange-Traded Funds (ETFs) Risk: Investing in securities issued by ETFs involves risks similar to those of investing directly in the securities and other assets held by the ETF. Unlike shares of typical mutual funds, shares of ETFs are generally traded on an exchange throughout a trading day and bought and sold based on market values and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value, which may be substantial during periods of market stress. The trading price of an index-based ETF is expected to (but may not) closely track the net asset value of the ETF, and a Fund will generally gain or lose value consistent with the performance of the ETF’s portfolio securities. A Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. In addition, a Fund will indirectly bear its pro rata share of the fees and expenses incurred by an ETF (including ETFs managed by the Manager or the subadviser(s)) in which they invest, including advisory fees (to the extent not offset by the Manager through waivers). These expenses are in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. An index-based ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investments in ETFs are subject to the risk that the listing exchange may halt trading of an ETF’s shares, in which case a Fund would be unable to sell its ETF shares unless and until trading is resumed.

Foreign Securities Risk: Investments in securities of non-US issuers (including those denominated in US dollars) generally involve more risk than investing in securities of US issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the US. Foreign legal systems generally have fewer regulatory requirements than the US legal system. In general, less information is publicly available about non-US companies than about US companies. Non-US companies generally are not subject to the same accounting, auditing, and financial reporting standards as are US companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets a

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Fund holds and a Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines. In addition, a Fund’s investments in non-US securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-US currency, confiscatory taxation and adverse diplomatic developments. Special US tax considerations may apply.

Fund of Funds Risk: A Fund is an investment option for other PGIM Investments-advised mutual funds that are managed as “funds of funds.” As a result, from time to time, a Fund may experience relatively large redemptions and could be required to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Futures and Forward Contracts Risk: The primary risks associated with the use of futures or forward contracts are (a) the imperfect correlation between the change in market value of the instruments held by a Fund and the price of the corresponding underlying commodities; (b) possible lack of a liquid secondary market for a futures or forward contract and the resulting inability to close a futures or forward contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the failure to predict correctly the direction of commodities prices, interest rates, currency exchange rates, supply and demand relationships, weather, agricultural, trade, fiscal, monetary and exchange control programs, political events, and other economic factors; and (e) the possibility that the clearing broker for the futures or forward contract will default in the performance of its obligations.

Government and Agency Securities Risk: Government and agency securities are subject to market risk, interest rate risk and credit risk. In addition, to the extent a Fund invests in such securities, either directly or through the Cayman Subsidiary, its potential for capital appreciation may be limited. Not all government securities are insured or guaranteed by the government; some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. The maximum potential liability of the issuers of some US Government securities held by a Fund or the Cayman Subsidiary may greatly exceed their current resources, including their legal right to support from the US Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. Although the US Government has provided support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future.

Growth Style Risk: A Fund’s growth style may subject a Fund to above-average fluctuations as a result of seeking higher than average capital growth. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Since a Fund follows a growth investment style, there is the risk that the growth investment style may be out of favor for a period of time. At

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times when the style is out of favor, a Fund may underperform the market in general, its benchmark and other mutual funds.

Hedging Risk: The decision as to whether and to what extent a Fund will engage in hedging transactions to hedge against certain risks, such as market risk and issuer risk, will depend on a number of factors, including prevailing market conditions, the composition of the portfolio of a Fund, and the availability of suitable transactions. Hedging transactions involve costs and may result in losses. There is no guarantee that any of these hedging instruments would work as anticipated, and in certain cases a Fund might be better off had it not used a hedging instrument. There can be no assurance that a Fund will engage in hedging transactions at any given time or from time to time, even under volatile market environments, or that any such strategies, if used, will be successful.

Increase in Expenses Risk: Your actual cost of investing in a Fund may be higher than the expenses shown in the expense table for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Index Investment Approach Risk: When a Fund is passively managed, assets are not allocated from one stock or group of stocks to another based on their prospects, or from stocks into bonds or cash equivalents in an attempt to cushion the impact of a market decline. As a result, a Fund’s performance may be less favorable than that of a portfolio using an active investment strategy. A Fund’s expenses, changes in securities markets, changes in the composition of the Index and the timing of purchases and redemptions of fund shares may affect the correlation between fund and Index performance. A fund may not perform as well as other investments if, among other things, the Index declines or performs poorly relative to other related indexes or individual securities or the securities issued by companies that comprise the Index fall out of favor with investors.

Initial Public Offerings (“IPOs”) Risk: The volume of IPOs and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If IPOs are brought to the market, availability may be limited and if a Fund desires to acquire shares in such an offering, it may not be able to buy any shares at the offering price, or if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. The prices of securities involved in IPOs are often subject to greater and more unpredictable price changes than more established stocks. Such unpredictability can have a dramatic impact on a Fund’s performance (higher or lower) and any assumptions by investors based on the affected performance may be unwarranted. In addition, as Fund assets grow, the impact of IPO investments on performance will decline, which could reduce total returns.

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Interest Rate Risk: The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. For example, a fixed income security with a duration of three years is expected to decrease in value by approximately 3% if interest rates increase by 1%. This is referred to as “duration risk.” When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and a Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of a Fund’s holdings may fall sharply. This is referred to as “extension risk.” A Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Large Capitalization Company Risk: Companies with large market capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a Fund’s value may not rise or fall as much as the value of funds that emphasize companies with smaller market capitalizations.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of a Fund’s shares. There is no requirement that these entities maintain their investment in a Fund. There is a risk that such large shareholders or that a Fund’s shareholders generally may redeem all or a substantial portion of their investments in a Fund in a short period of time, which could have a significant negative impact on a Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact a Fund’s ability to implement its investment strategy. A Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, a Fund may invest a larger portion of its assets in cash or cash equivalents.

LIBOR Risk: Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Over the course of the last several years, global regulators have indicated an intent to phase out the use of LIBOR and similar interbank offering rates (IBOR). There still remains uncertainty regarding the nature of any replacement rates for LIBOR and the other IBORs as well as around fallback approaches for instruments extending beyond the any phase-out of these reference rates. The lack of consensus around replacement rates and the uncertainty of the phase out of LIBOR and other IBORs may result in increased volatility in corporate or governmental debt, bank loans, derivatives and other instruments invested in by a Fund as well as loan facilities used by a Fund.

The potential effect of a transition away from LIBOR on a Fund or the financial instruments in which a Fund invests cannot yet be determined. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities

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or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Certain proposed replacement rates to LIBOR, such as the Secured Overnight Financing Rate (“SOFR”), are materially different from LIBOR, and changes in the applicable spread for instruments previously linked to LIBOR will need to be made in order for instruments to pay similar rates. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to reduced coupons on debt held by a Fund, higher rates required to be paid by a Fund on bank lines of credit due to increases in spreads, increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR and the other IBORs as benchmarks could deteriorate during the transition period, these effects could begin to be experienced by the end of 2021 and beyond until the anticipated discontinuance date in 2023 for the majority of the LIBOR rates.

Liquidity Risk: Liquidity risk is the risk that a Fund could not meet requests to redeem shares issued by a Fund without significant dilution of remaining investors’ interests in a Fund. A Fund may invest in instruments that trade in lower volumes and are more illiquid than other investments. If a Fund is forced to sell these investments to pay redemption proceeds or for other reasons, a Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, a Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect a Fund’s value or prevent a Fund from being able to take advantage of other investment opportunities.

Management Risk: The value of your investment may decrease if judgments by the subadviser about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements are incorrect.

Market Disruption and Geopolitical Risks: International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the outbreak of COVID-19 globally in 2020 or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and

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government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally. The coronavirus pandemic and the related governmental and public responses have had and may continue to have an impact on a Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Preventative or protective actions that governments may take in respect of pandemic or epidemic diseases may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which a Fund invests. Government intervention in markets may impact interest rates, market volatility and security pricing. The occurrence, reoccurrence and pendency of such diseases could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of a Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by a Fund fall, the value of your investment in a Fund will decline.

Medium Capitalization (Mid-Cap) Company Risk: A Fund’s investments in mid-cap companies carry more risk than investments in larger capitalized companies. Investments in mid-cap companies carry additional risks because earnings of these companies tend to be less predictable; they often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent on one or a few key people. The market movements of these companies’ securities may be more abrupt or erratic than the market movements of securities of larger, more established companies or the stock market in general. Historically, mid-cap companies have sometimes gone through extended periods when they did not perform as well as larger companies. Mid-cap companies generally are comparatively less liquid than larger companies, which may make such investments more difficult to sell at the time and price that a Fund would like. Also, the stocks of mid-cap companies may fall out of favor relative to those of small- or large-capitalization companies, causing a Fund to underperform other equity funds that focus on small or large-capitalization companies.

Model Design Risk: The subadviser uses certain quantitative models to help guide its investment decisions. The design of the underlying models may be flawed or incomplete. The investment models the subadviser uses are based on historical and theoretical underpinnings that it believes are sound. There can be no guarantee, however, that these underpinnings will correlate with security price behavior in the manner assumed by the subadviser’s models. Additionally, the quantitative techniques that underlie the subadviser’s portfolio construction processes may fail to fully anticipate important risks.

Model Implementation Risk: While the subadviser strives to mitigate the likelihood of material implementation errors, it is impossible to completely eliminate the risk of error in the implementation of the computer models that guide the subadviser’s quantitative

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Notes to Financial Statements/Consolidated Financial Statements

investment processes. Additionally, it may be difficult to implement model recommendations in volatile and rapidly changing market conditions.

Mortgage-Backed and Asset-Backed Securities Risk: Mortgage-backed and asset-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. The values of mortgage-backed and asset-backed securities become more volatile as interest rates rise. In a period of declining interest rates, a Fund may be required to reinvest more frequent prepayments on mortgage-backed and asset-backed securities in lower-yielding investments.

Non-Diversified Investment Company Risk: A Fund that is non-diversified for purposes of the 1940 Act may invest a greater percentage of its assets in the securities of a single company or other issuer than a diversified Fund. Investing in a non-diversified Fund involves greater risk than investing in a diversified Fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified Fund.

Preferred Securities Risk: Preferred stock can experience sharp declines in value over short or extended periods of time, regardless of the success or failure of a company’s operations. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by a Fund. Preferred stockholders’ liquidation rights are subordinate to the company’s debt holders and creditors. If interest rates rise, the fixed dividend on preferred stocks may be less attractive and the price of preferred stocks may decline. Preferred stock usually does not require the issuer to pay dividends and may permit the issuer to defer dividend payments. Preferred securities also may be substantially less liquid than many other securities, such as common stock or US Government securities.

Prepayment Risk: A Fund may invest in mortgage-related securities and asset-backed securities, which are subject to prepayment risk. If these securities are prepaid, a Fund may have to replace them with lower-yielding securities. Stripped mortgage-backed securities are generally more sensitive to changes in prepayment and interest rates than other mortgage-related securities. Unlike mortgage-related securities, asset-backed securities are usually not collateralized. If the issuer of a non-collateralized debt security defaults on the obligation, there is no collateral that the security holder may sell to satisfy the debt.

Real Estate Investment Trust (REIT) Risk: Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by

196

property/mortgage asset type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs may be more volatile and/or more illiquid than other types of equity securities. REITs (especially mortgage REITs) are subject to interest rate risks. REITs may incur significant amounts of leverage. A Fund will indirectly bear a portion of the expenses, including management fees, paid by each REIT in which it invests, in addition to the expenses of a Fund.

REITs must also meet certain requirements under the Internal Revenue Code of 1986, as amended (the Code) to avoid entity level tax and be eligible to pass-through certain tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and of failing to maintain their exemptions from registration under the Investment Company Act of 1940. REITs are subject to the risks of changes in the Code affecting their tax status.

Because a Fund invests in real estate securities, including REITs, a Fund is subject to the risks of investing in the real estate industry, such as changes in general and local economic conditions, the supply and demand for real estate and changes in zoning and tax laws. Since a Fund concentrates in the real estate industry, its holdings can vary significantly from broad market indexes. As a result, a Fund’s performance can deviate from the performance of such indexes. Because a Fund invests in stocks, there is the risk that the price of a particular stock owned by a Fund could go down or pay lower-than-expected or no dividends. In addition to an individual stock losing value, the value of the equity markets or of companies comprising the real estate industry could go down.

Small and Medium Capitalization Risk: Small and medium capitalization companies usually offer a smaller range of products and services than larger companies. Smaller companies may also have limited financial resources and may lack management expertise. As a result, their prices may fluctuate more than the stocks of larger, more established companies. Historically, small and mid-cap companies have sometimes gone through extended periods when they did not perform as well as larger companies. Small and mid-capitalization companies generally are less liquid than larger companies, which may make such investments more difficult to sell at the time and price that a Fund would like.

Small Company Risk: Small company stocks present above-average risks in comparison to larger companies. Small companies usually offer a smaller range of products and services than larger companies. Smaller companies may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may be comparatively less liquid and fluctuate in value more than the stocks of larger, more established companies.

Tax Risk: To receive pass-through tax treatment as a RIC under the Code, a Fund must, among other things, derive at least 90% of its gross income for each taxable year from sources treated under the Code as “qualifying income.” Based on final regulations on which taxpayers may rely for taxable years beginning after September 28, 2016, a Fund anticipates treating the income generated from investments in the Cayman Subsidiary as

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Notes to Financial Statements/Consolidated Financial Statements

“qualifying income.” However, the tax treatment of income from commodity-related investments and a Fund’s income from the Cayman Subsidiary may be adversely affected by future legislation, US Treasury Regulations, and/or guidance issued by the IRS that could affect the character, timing, and/or amount of a Fund’s taxable income or capital gains and distributions it makes.

TIPS Risk: Inflation-indexed bonds, such as TIPS, generally decline in value when real interest rates rise. Real interest rates represent the nominal (stated) interest rates reduced by the expected impact of inflation. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, TIPS may experience greater losses than other fixed income securities with similar durations. In addition, any increase in principal value of an inflation-indexed bond caused by an increase in the price index is taxable in the year the increase occurs, even though a Fund generally will not receive cash representing the increase at that time. As a result, a Fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company under the Internal Revenue Code. Also, to the extent that a Fund invests in inflation-indexed bonds, income distributions are more likely to fluctuate.

A Fund’s income may decline due to a decline in inflation, also known as deflation. If there is deflation, the principal value of an inflation-linked security will be adjusted downward, and consequently the interest payments (calculated with respect to a smaller principal amount) will be reduced. The principal value can decrease, but not below 100. If inflation is lower than expected during the period a Fund holds an inflation-linked security, a Fund may earn less on the security than on a conventional bond.

Tracking Error Risk: Tracking error is the divergence of a Fund’s performance from that of the Index. Tracking error may occur because of differences between the securities and other instruments held in a Fund’s portfolio and those included in the Index, pricing differences, transaction costs, a Fund’s holding of uninvested cash, differences in timing of the accrual of distributions, tax gains or losses, changes to the Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because a Fund incurs fees and expenses, while the Index does not.

Trading on Foreign Exchanges Risk: A Fund is expected to trade in commodity forward contracts listed on UK futures exchanges and may, but is not expected to, trade in instruments listed on other exchanges located outside the United States. Some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. Trading on US futures exchanges is subject to regulation by the SEC and the Commodity Futures Trading

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Commission (the CFTC) and oversight, as applicable, including, for example, minimum capital requirements for commodity brokers, regulation of trading practices on the exchanges, prohibitions against trading ahead of customer orders, prohibitions against filling orders off exchanges, prescribed risk disclosure statements, testing and licensing of industry sales personnel and other industry professionals, and recordkeeping requirements. Trading on foreign exchanges is not regulated by the SEC, CFTC or any other US governmental agency or instrumentality and may be subject to regulations that are different from those to which US exchange trading is subject, provide less protection to investors than trading on US exchanges, and such regulations may be less vigorously enforced than regulations in the US positions on foreign exchanges also are subject to the risk of exchange controls, expropriation, excessive taxation or government disruptions.

U.S. Government and Agency Securities Risk: U.S. Government and agency securities are subject to market risk, interest rate risk and credit risk. Not all U.S. Government securities are insured or guaranteed by the full faith and credit of the U.S. Government; some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. The maximum potential liability of the issuers of some US Government securities held by a Fund may greatly exceed their current resources, including their legal right to support from the US Treasury. No assurance can be given that the U.S. government would provide financial support to any such issuers if it is not obligated to do so by law. It is possible that these issuers will not have the funds to meet their payment obligations in the future. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.

US Treasury Strips Risk: Stripped securities do not make periodic interest payments. The value of stripped securities generally fluctuates more in response to interest rate movements than the value of traditional bonds with similar maturity and credit quality. US Treasury strips generally lose value when interest rates rise.

Value Style Risk: Since a Fund follows a value investment style, there is the risk that the value style may be out of favor for long periods of time, that the market will not recognize a security’s intrinsic value for a long time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. In addition, a Fund’s value investment style may go out of favor with investors, negatively affecting a Fund’s performance. If a Fund’s assessment of market conditions or a company’s value is inaccurate, a Fund could suffer losses or produce poor performance relative to other funds.

Zero Coupon Bond Risk: Zero-coupon bonds may experience greater volatility in market value due to changes in interest rates. A Fund accrues income on the discount amortization of these investments, which it is required to distribute each year. A Fund may be required to sell investments to obtain cash needed for income distributions.

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Notes to Financial Statements/Consolidated Financial Statements

11.	Recent Accounting Pronouncement and Regulatory Developments

In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, which provides optional guidance for applying GAAP to contract modifications, hedging relationships and other transactions affected by the reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2022. At this time, management is evaluating the implications of certain provisions of the ASU and any impact on the financial statement disclosures has not yet been determined.

On December 3, 2020, the SEC announced that it voted to adopt a new rule that establishes an updated regulatory framework for fund valuation practices (the “Rule”). The Rule, in part, provides (i) a framework for determining fair value in good faith and (ii) provides for a fund Board’s assignment of its responsibility for the execution of valuation-related activities to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Rule took effect on March 8, 2021, with a compliance date of September 8, 2022. Management is currently evaluating the Rule and its impact to the Funds.

12.	Subsequent Event

Effective September 28, 2021, QMA LLC will be changing its name to PGIM Quantitative Solutions LLC. Effective December 29, 2021, the Fund’s name will change as follows:

Old Name	New Name
PGIM QMA Commodity Strategies Fund	PGIM Quant Solutions Commodity Strategies Fund
PGIM QMA Mid Cap Core Equity Fund	PGIM Quant Solutions Mid Cap Core Fund
PGIM QMA US Broad Market Index Fund	PGIM Quant Solutions US Broad Market Index Fund

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Prudential Investment Portfolios 2 and Shareholders of PGIM Jennison Small-Cap Core Equity Fund, PGIM Core Conservative Bond Fund, PGIM TIPS Fund, PGIM QMA Commodity Strategies Fund, PGIM QMA Mid-Cap Core Equity Fund and PGIM QMA US Broad Market Index Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PGIM Jennison Small-Cap Core Equity Fund, PGIM Core Conservative Bond Fund, PGIM TIPS Fund, PGIM QMA Commodity Strategies Fund, PGIM QMA Mid-Cap Core Equity Fund and PGIM QMA US Broad Market Index Fund (six of the funds constituting Prudential Investment Portfolios 2, hereafter collectively referred to as the “Funds”) as of July 31, 2021, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2021, and the results of each of their operations, changes in each of their net assets, and each of the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Funds as of and for the year ended July 31, 2020 and the financial highlights for each of the periods ended on or prior to July 31, 2020 (not presented herein, other than the statements of changes in net assets and the financial highlights) were audited by other auditors whose report dated September 18, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

New York, New York

September 22, 2021

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

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Fund Liquidity Risk Management Program (unaudited)

Consistent with Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), each Fund has adopted and implemented a liquidity risk management program (the “LRMP”). Each Fund’s LRMP seeks to assess and manage each Fund’s liquidity risk, which is defined as the risk that each Fund is unable to meet investor redemption requests without significantly diluting the remaining investors’ interests in each Fund. The Trust’s Board of Trustees (the “Board”) has approved PGIM Investments LLC (“PGIM Investments”), each Fund’s investment manager, to serve as the administrator of each Fund’s LRMP. As part of its responsibilities as administrator, PGIM Investments has retained a third party to perform certain functions, including providing market data and liquidity classification model information.

Each Fund’s LRMP includes a number of processes designed to support the assessment and management of its liquidity risk. In particular, each Fund’s LRMP includes no less than annual assessments of factors that influence each Fund’s liquidity risk; no less than monthly classifications of each Fund’s investments into one of four liquidity classifications provided for in the Liquidity Rule; a 15% of net assets limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); establishment of a minimum percentage of each Fund’s assets to be invested in investments classified as “highly liquid” (as defined under the Liquidity Rule) if each Fund does not invest primarily in highly liquid investments; and regular reporting to the Board.

At a meeting of the Board on March 2-5, 2021, PGIM Investments provided a written report (“LRMP Report”) to the Board addressing the operation, adequacy, and effectiveness of each Fund’s LRMP, including any material changes to the LRMP for the period from January 1, 2020 through December 31, 2020 (“Reporting Period”). The LRMP Report concluded that each Fund’s LRMP was reasonably designed to assess and manage each Fund’s liquidity risk and was adequately and effectively implemented during the Reporting Period. There were no material changes to the LRMP during the Reporting Period. The LRMP Report further concluded that each Fund’s investment strategies continue to be appropriate given each Fund’s status as an open-end fund.

There can be no assurance that the LRMP will achieve its objectives in the future. Additional information regarding risks of investing in each Fund including liquidity risks presented by each Fund’s investment portfolio, is found in each Fund’s Prospectus and Statement of Additional Information.

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Tax Information (unaudited)

We are advising you that during the fiscal year ended July 31, 2021, the Funds reported the maximum amount allowed per share for Class R6 share as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

Capital Gain Distributions
PGIM Jennison Small-Cap Core Equity Fund	0.27
PGIM Core Conservative Bond Fund	0.07
PGIM TIPS Fund	0.10
PGIM QMA US Broad Market Index Fund	0.06

For the year ended July 31, 2021, the following Funds reports the maximum amount allowable but not less than the following percentages of ordinary income dividends paid as: 1) qualified dividend income in accordance with Section 854 of the Internal Revenue Code (QDI); 2) eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code (DRD); and 3) interest-related dividends in accordance with Section 871(k)(1) and 881(e)(1) of the Internal Revenue Code (IRD):

	QDI	DRD	IRD
PGIM Jennison Small-Cap Core Equity Fund	28.57%	4.05%	—
PGIM Core Conservative Bond Fund	—	—	82.54%
PGIM TIPS Fund	—	—	100.00%
PGIM QMA Mid-Cap Core Equity Fund	47.87%	47.62%	—
PGIM QMA US Broad Market Index Fund	83.76%	83.54%	—

In January 2022, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the distributions received by you in calendar year 2021.

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders provided the Fund meets certain requirements mandated by the respective state’s taxing authorities. We are pleased to report that the dividends paid by the following funds qualify for such deduction.

PGIM Core Conservative Bond Fund	45.65%
PGIM TIPS Fund	99.97%

For more detailed information regarding your state and local taxes, you should contact your tax adviser or the state/local taxing authorities.

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INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 94	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 94	Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 91	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 93	Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 94	Retired; Executive Committee of the Independent Directors Council (IDC) Board of Governors (since October 2019); Member (since November 2014) of the Governing Council of the IDC (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

Visit our website at pgim.com/investments

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 90	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 93	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 93	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 93	President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).	None.	Since January 2012

Visit our website at pgim.com/investments

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 94	Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Dino Capasso 1974 Chief Compliance Officer	Chief Compliance Officer (since July 2019) of PGIM Investments LLC; Chief Compliance Officer (since July 2019) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., and PGIM Short Duration High Yield Opportunities Fund; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since July 2019

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Andrew R. French 1962 Secretary	Vice President (since December 2018) of PGIM Investments LLC; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Diana N. Huffman 1982 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012-2017) of IIL, Inc.	Since June 2020

Debra Rubano 1975 Assistant Secretary	Vice President and Corporate Counsel (since November 2020) of Prudential; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).	Since December 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since September 2019

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since September 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since September 2019

Dana E. Cordes 1978 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance (since June 2021) of Prudential; formerly, Director Global Financial Crimes Unit (December 2015 to June 2021) of Prudential; formerly, Director, Operational Risk Management for Prudential Real Estate Investors (January 2010 to December 2015). Ms. Cordes obtained a Certified Anti-Money Laundering Specialist designation in 2017.	Since September 2021

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, Target Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM Day One Underlying Funds

Approval of Advisory Agreements (unaudited)

The Funds’ Boards of Trustees

The Boards of Trustees (the “Board”) of the PGIM Day One Underlying Funds (each, a “Fund, and collectively, the “Funds”)1 consists of ten individuals, eight of whom are not “interested persons” of the Funds, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of each Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Funds’ Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew each Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and each Fund’s subadvisory agreement with QMA LLC (“QMA”), Jennison Associates LLC (“Jennison”) and PGIM, Inc., (“PGIM”) on behalf of its PGIM Fixed Income unit, and PGIM Limited (collectively “PGIM Fixed Income”), as applicable. In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 7-10, 2021 and approved the renewal of the agreements through July 31, 2022, after concluding that the renewal of the agreements was in the best interests of each Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments, PGIM Fixed Income, QMA and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided, the performance of each Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with each Fund and its shareholders as each Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to each Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board

[1]

Each of the PGIM Day One Underlying Funds is a series of Prudential Investment Portfolios 2. The PGIM Day One Underlying Funds discussed herein are: PGIM Jennison Small-Cap Core Equity Fund, PGIM Core Conservative Bond Fund, PGIM TIPS Fund, PGIM QMA Commodity Strategies Fund, PGIM QMA US Broad Market Index Fund and PGIM QMA Mid-Cap Core Equity Fund.

PGIM Day One Underlying Funds

Approval of Advisory Agreements (continued)

meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7-10, 2021.

The Trustees determined that the overall arrangements between each Fund and PGIM Investments, which serves as each Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and each of QMA, Jennison and PGIM Fixed Income as applicable, each of which serves as each Fund’s subadviser pursuant to the terms of subadvisory agreements with PGIM Investments, are in the best interests of each Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to each Fund by PGIM Investments, QMA, Jennison and PGIM Fixed Income. The Board noted that QMA, Jennison and PGIM Fixed Income are affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for each Fund, as well as the provision of fund recordkeeping, compliance and other services to each Fund, and PGIM Investments’ role as administrator of the Funds’ liquidity risk management program. With respect to PGIM Investments’ oversight of the subadvisers, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadvisers. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Funds who are part of Fund management. The Board also considered the investment subadvisory services provided by QMA, Jennison, and PGIM Fixed Income, including investment research and security selection, as well as adherence to each Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadvisers, as well as PGIM Investments’ recommendation, based on its review of the subadvisers, to renew the subadvisory agreements.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of each Fund, QMA, Jennison, and PGIM Fixed Income and also considered the qualifications, backgrounds and responsibilities of the QMA, Jennison and PGIM Fixed Income portfolio managers who are responsible for the day-to-day management of each Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’, QMA’s, Jennison’s and PGIM Fixed Income’s organizational structure, senior management, investment

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operations, and other relevant information pertaining to PGIM Investments, Jennison, QMA and PGIM Fixed Income. The Board also noted that it received favorable compliance reports from the Funds’ Chief Compliance Officer (“CCO”) as to each of PGIM Investments, QMA, Jennison and PGIM Fixed Income.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to each Fund by QMA, Jennison, and PGIM Fixed Income and that there was a reasonable basis on which to conclude that each Fund benefits from the services provided by PGIM Investments, QMA, Jennison and PGIM Fixed Income under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as each Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PGIM Investments during the year ended December 31, 2020 exceeded the management fees paid by each Fund, resulting in an operating loss to PGIM Investments. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as each Fund’s assets grow beyond current levels. During the course of time, the Board has considered information regarding the launch date of each Fund, the management fees of each Fund compared to those of similarly managed funds and PGIM Investments’ investment in each Fund over time. The Board noted that, while the management fee schedule for each Fund does not have breakpoints in its management fees, economies of scale can be shared with each Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of each Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

PGIM Day One Underlying Funds

Approval of Advisory Agreements (continued)

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments, QMA, Jennison and PGIM Fixed Income

The Board considered potential ancillary benefits that might be received by PGIM Investments, QMA, Jennison, PGIM Fixed Income and their affiliates as a result of their relationship with each Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by each Fund’s transfer agent (which is affiliated with PGIM Investments), and benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Funds. The Board concluded that the potential benefits to be derived by QMA and Jennison included their ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PGIM Investments, QMA, Jennison and PGIM Fixed Income were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Funds / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of each Fund for the one-year and the three-year periods ended December 31, 2020. The Board considered that PGIM QMA US Broad Market Index Fund and PGIM QMA Mid-Cap Core Equity Fund each commenced operations on November 17, 2016 and that all of the other Funds commenced operations on November 15, 2016 and that longer-term performance was not yet available.

The Board also considered each Fund’s actual management fee, as well as each Fund’s net total expense ratio, for the fiscal year ended July 31, 2020. The Board considered the management fee for each Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for each Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, for each Fund were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information, for reasons addressed with the Board. The comparisons placed each Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

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The section below summarizes key factors considered by the Board and the Board’s conclusions regarding each Fund’s performance, fees and overall expenses. For each Fund, the table sets forth net performance comparisons (which reflect the impact on performance of any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of fund expenses, or any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

PGIM QMA US Broad Market Index Fund

Net Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	2nd Quartile	N/A	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund outperformed its benchmark index over the one-year period, and underperformed its benchmark index over the three-year period.

•	The Board considered that the Fund commenced operations on November 17, 2016 and that longer-term performance was not yet available.

•

The Board and PGIM Investments agreed to retain the existing contractual cap on Fund expenses, which (exclusive of certain fees and expenses) caps total annual operating expenses at 0.20% for Class R6 shares through November 30, 2021.

•

The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to continue to allow the Fund to create a longer-term performance record, and to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

PGIM QMA Mid-Cap Core Equity Fund

Net Performance	1 Year	3 Years	5 Years	10 Years
	4th Quartile	4th Quartile	N/A	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 4th Quartile

•	The Board noted that the Fund underperformed its benchmark index over the one-year and the three-year periods.

•	The Board considered that the Fund only commenced investment operations on November 17, 2016 and that longer-term performance was not yet available.

•	The Board also considered PGIM Investments’ assertions that the quality bias detracted from returns as investors gravitated towards lower-quality (i.e., higher

PGIM Day One Underlying Funds

Approval of Advisory Agreements (continued)

leverage, lower profitability, lower return-on-equity) stocks for much of 2020; and that relative returns are expected to improve as markets normalize. In this regard, the Board considered that the Fund outperformed its benchmark index and peer group (ranking in the 3rd percentile) for the first quarter of 2021. The Board noted the Fund’s short operating history and improving performance.

•

The Board and PGIM Investments agreed to lower the contractual cap on Fund expenses, which (exclusive of certain fees and expenses) caps total annual operating expenses at 0.80% for Class R6 shares through November 30, 2022.

•

The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to continue to allow the Fund to create a longer-term performance record, and to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

PGIM Jennison Small-Cap Core Equity Fund

Net Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	1st Quartile	N/A	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 3rd Quartile

•	The Board noted that the Fund outperformed its benchmark index over the one-year and the three-year periods.

•	The Board considered that the Fund commenced operations on November 15, 2016 and that longer-term performance was not yet available.

•

The Board and PGIM Investments agreed to retain the existing contractual cap on Fund expenses, which (exclusive of certain fees and expenses) caps total annual operating expenses at 0.95% for Class R6 shares through November 30, 2021.

•

The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to continue to allow the Fund to create a longer-term performance record, and to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided

PGIM Core Conservative Bond Fund

Net Performance	1 Year	3 Years	5 Years	10 Years
	4th Quartile	4th Quartile	N/A	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 3rd Quartile

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•	The Board noted that the Fund outperformed its benchmark index on a gross basis for the one- and three-year periods, though it underperformed on a net basis.

•

The Board considered PGIM Investments’ assertion that, relative to its peer group, which has the flexibility to invest in emerging markets and below investment grade debt, the Fund’s more conservative investment approach limits exposure to these sectors, which can limit peer relative results. The Board considered PGIM Investments’ assertion that, given this fact, benchmark-relative performance comparisons are more appropriate when evaluating the Fund’s performance.

•

The Board also considered PGIM Investments’ assertion that gross of fees, the Fund continues to produce compelling benchmark-relative results, outperforming its benchmark over the trailing one- and three-year periods ended December 31, 2020, and in the last four calendar years.

•	The Board noted that the Fund ranked in the first quartile of its peer group during the first quarter of 2020 and outperformed its benchmark index over the fourth quarter of 2020.

•	The Board considered that the Fund commenced operations on December 13, 2016 and that longer-term performance was not yet available.

•	The Board considered PGIM Investments’ explanation that the Fund’s net total expenses are within one basis point of its peer group median.

•

The Board and PGIM Investments agreed to retain the existing contractual cap on Fund expenses, which (exclusive of certain fees and expenses) caps total annual operating expenses at 0.50% for Class R6 shares through November 30, 2021.

•

The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to continue to allow the Fund to create a longer-term performance record, and to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

PGIM TIPS Fund

Net Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	2nd Quartile	N/A	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 2nd Quartile

•	The Board noted that the Fund underperformed its benchmark index over the one-year and the three-year periods.

•	The Board considered that the Fund commenced operations on November 15, 2016 and that longer-term performance was not yet available.

PGIM Day One Underlying Funds

Approval of Advisory Agreements (continued)

•

The Board and PGIM Investments agreed to retain the existing contractual cap on Fund expenses, which (exclusive of certain fees and expenses) caps total annual operating expenses at 0.40% for Class R6 shares through November 30, 2021.

•

The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to continue to allow the Fund to create a longer-term performance record, and to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

PGIM QMA Commodity Strategies Fund

Net Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	2nd Quartile	N/A	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 2nd Quartile

•	The Board noted that the Fund outperformed its benchmark index over the one- and the three-year periods.

•	The Board considered that the Fund commenced operations on November 15, 2016 and that longer-term performance was not yet available.

•

The Board and PGIM Investments agreed to a contractual cap on Fund expenses, which (exclusive of certain fees and expenses) caps total annual operating expenses at 0.70% for Class R6 shares through November 30, 2021.

•

The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to continue to allow the Fund to create a longer-term performance record, and to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*  *  *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of each Fund and its shareholders.

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∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgim.com/investments

PROXY VOTING

The Board of Trustees of the Funds have delegated to the Funds’ subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Funds. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Funds’ website and on the Securities and Exchange Commission’s website.

TRUSTEES Ellen S. Alberding ● Kevin J. Bannon ● Scott E. Benjamin ● Linda W. Bynoe ● Barry H. Evans ● Keith F. Hartstein ● Laurie Simon Hodrick ● Stuart S. Parker ● Brian K. Reid ● Grace C. Torres

OFFICERS

Stuart S. Parker, President ● Scott E. Benjamin, Vice President ● Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer ● Claudia DiGiacomo, Chief Legal Officer ● Dino Capasso, Chief Compliance Officer ● Dana E. Cordes, Anti-Money Laundering Compliance Officer ● Andrew R. French, Secretary ● Melissa Gonzalez, Assistant Secretary ● Diana N. Huffman, Assistant Secretary ● Kelly A. Coyne, Assistant Secretary ● Patrick E. McGuinness, Assistant Secretary ● Debra Rubano, Assistant Secretary ● Lana Lomuti, Assistant Treasurer ● Russ Shupak, Assistant Treasurer ● Elyse M. McLaughlin, Assistant Treasurer ● Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISERS	QMA LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

	Jennison Associates LLC	466 Lexington Avenue
New York, NY 10017

	PGIM Fixed Income	655 Broad Street
Newark, NJ 07102

	PGIM Limited	Grand Buildings, 1-3 Strand
Trafalgar Square
London, WC2N 5HR
United Kingdom

DISTRIBUTOR	Prudential Investment	655 Broad Street
	Management Services LLC	Newark, NJ 07102

CUSTODIAN	The Bank of New York	240 Greenwich Street
	Mellon	New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund	PO Box 9658
	Services LLC	Providence, RI 02940

INDEPENDENT REGISTERED	PricewaterhouseCoopers	300 Madison Avenue
PUBLIC ACCOUNTING FIRM	LLP	New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher	787 Seventh Avenue
	LLP	New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of each Fund carefully before investing. The prospectus contains this and other information about the Funds. An investor may obtain a prospectus by visiting our website at pgiminvestments.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents online, go to pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM Day One Underlying Funds c/o PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications to the Board or individual Trustees are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM DAY ONE UNDERLYING FUNDS

	NASDAQ	CUSIP		NASDAQ	CUSIP
PGIM JENNISON SMALL-CAP CORE EQUITY FUND	PQJCX	74440E805	PGIM QMA COMMODITY STRATEGIES FUND	PQCMX	74440E862
PGIM CORE CONSERVATIVE BOND FUND	PQCNX	74440E888	PGIM QMA MID-CAP CORE EQUITY FUND	PQCCX	74440E508
PGIM TIPS FUND	PQTSX	74440E870	PGIM QMA US BROAD MARKET INDEX FUND	PQBMX	74440E409

MF242E

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Ms. Grace C. Torres, member of the Board’s Audit Committee is an “audit committee financial expert,” and that she is “independent,” for purposes of this item.

Item 4 – Principal Accountant Fees and Services –

(a)  Audit Fees

For the fiscal year ended July 31, 2021, the Registrant’s principal accountant was PricewaterhouseCoopers LLP (“PwC”). For the fiscal year ended July 31, 2021, PwC billed the Registrant $188,900 for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

For the fiscal year ended July 31, 2020, the Registrant’s principal accountant was KPMG LLP (“KPMG”). For the fiscal year ended July 31, 2020, KPMG billed the Registrant $190,758 for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal year ended July 31, 2021, PwC did not bill the Registrant for audit-related services.

For the fiscal year ended July 31, 2021, fees of $12,529 were billed to the Registrant for services rendered by KPMG in connection with the auditor transition.

For the fiscal year ended July 31, 2020, fees of $8,508 were billed to the Registrant for services rendered by KPMG in connection with an accounting system conversion and were paid by The Bank of New York Mellon.

(c) Tax Fees

For the fiscal years ended July 31, 2021 and July 31, 2020: none.

(d) All Other Fees

For the fiscal years ended July 31, 2021 and July 31, 2020: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent

Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services.

Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended July 31, 2021 and July 31, 2020, 100% of the services referred to in Item 4(b) was approved by the audit committee.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended July 31, 2021 and July 31, 2020 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as the Registrant’s principal accountant has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Controls and Procedures - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 13 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	Prudential Investment Portfolios 2

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	September 22, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	September 22, 2021

By:	/s/ Christian J. Kelly
Christian J. Kelly
Treasurer and Principal Financial and Accounting Officer

Date:	September 22, 2021